Appendix S

INDEPENDENT AUDITORS’ REPORT

English Translation of a Report Originally Issued in Korean

To the Shareholder and the Board of Directors of

Woori Bank

We have audited the accompanying separate financial statements of Woori Bank (the “Company”). The financial statements consist of the separate statements of financial position as of December 31, 2011, December 31, 2010 and January 1, 2010, respectively, and the related separate statements of comprehensive income, separate statements of changes in equity and separate statements of cash flows, all expressed in Korean Won, for the years ended December 31, 2011 and 2010, respectively. The Company’s management is responsible for the preparation and fair presentation of the separate financial statements and our responsibility is to express an opinion on these separate financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the Republic of Korea. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2011, December 31, 2010 and January 1, 2010, respectively, and the results of its operations and its cash flows for the years ended December 31, 2011 and 2010, respectively, in conformity with Korean International Financial Reporting Standards (“K-IFRS”).

Accounting principles and auditing standards and their application in practice vary among countries. The accompanying consolidated financial statements are not intended to present the financial position, results of operations and cash flows in accordance with accounting principles and practices generally accepted in countries other than the Republic of Korea. In addition, the procedures and practices utilized in the Republic of Korea to audit such financial statements may differ from those generally accepted and applied in other countries. Accordingly, this report and the accompanying consolidated financial statements are for use by those knowledgeable about Korean accounting procedures and auditing standards and their application in practice

March 12, 2012

Notice to Readers

This report is effective as of March 12, 2012, the auditors’ report date. Certain subsequent events or circumstances may have occurred between this auditors’ report date and the time the report is read. Such events or circumstances could significantly affect the accompanying separate financial statements and may result in modifications to the auditors’ report.

WOORI BANK

SEPARATE STATEMENTS OF FINANCIAL POSITION

AS OF DECEMBER 31, 2011, DECEMBER 31, 2010 AND JANUARY 1, 2010

	Korean Won
	December 31, 2011		December 31, 2010		January 1, 2010
	(In millions)
ASSETS
Cash and cash equivalents (Note 6)	￦	5,339,419	￦	3,629,594	￦	4,876,000
Financial assets at fair value through profit or loss (Notes 7, 11 and 18)		11,369,904		11,190,524		12,423,229
Available-for-sale financial assets (Notes 8, 11 and 18)		14,166,153		15,997,072		16,141,646
Held-to-maturity financial assets (Notes 9, 11 and 18)		15,299,225		15,778,544		12,382,382
Loans and receivables (Notes 10, 11 and 18)		186,797,530		173,269,536		173,098,019
Investments in subsidiaries and associates (Note 12)		1,686,365		1,529,656		1,278,870
Investment properties (Note 13)		344,325		347,748		368,737
Premises and equipment, net (Note 14)		2,326,923		2,314,609		2,337,343
Intangible assets, net (Note 15)		140,816		33,602		62,747
Other assets (Note 16)		192,207		191,410		232,298
Current tax assets		—		—		11,671
Derivative assets (Notes 11 and 25)		326,414		132,268		104,986
Assets held-for-sale (Notes 17 and 18)		2,258		5,185		7,609

Total assets	￦	237,991,539	￦	224,419,748	￦	223,325,537

LIABILITIES
Financial liabilities at fair value through profit or loss (Notes 11 and 19)	￦	3,501,355	￦	4,729,321	￦	5,738,566
Deposits due to customers (Notes 11 and 20)		160,539,081		154,502,870		147,718,718
Borrowings (Notes 11 and 21)		18,502,414		17,887,630		19,867,362
Debentures (Notes 11 and 21)		19,711,307		20,091,821		23,245,048
Provisions (Notes 22 and 23)		626,195		521,799		601,770
Current tax liabilities		205,807		108,573		4,890
Other financial liabilities (Notes 11 and 24)		16,229,074		8,620,792		8,347,345
Other liabilities (Note 24)		420,914		263,011		683,060
Deferred tax liabilities		124,199		125,997		118,565
Derivative liabilities (Notes 11 and 25)		12,885		23,725		52,312

Total liabilities	￦	219,873,231	￦	206,875,539	￦	206,377,636

EQUITY
Capital stock (Note 27)	￦	3,829,783	￦	3,829,783	￦	3,829,783
Hybrid securities (Note 27)		1,681,807		2,181,806		2,181,806
Capital surplus (Note 27)		811,551		811,598		811,529
Other equity (Note 28)		562,139		927,156		1,149,001
Retained earnings (Note 29)		11,233,028		9,793,866		8,975,782
(Planned regulatory reserve for credit loss) (Note 30)		(1,127,236)		(526,525)

Total equity		18,118,308		17,544,209		16,947,901

Total liabilities and equity	￦	237,991,539	￦	224,419,748	￦	223,325,537

See accompanying notes to separate financial statements.

WOORI BANK

SEPARATE STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	Korean Won
	2011		2010
	(In millions, except for income per share data)
OPERATING INCOME:
Net interest income (Note 32):
Interest income	￦	11,382,675	￦	10,742,838
Interest expense		5,842,261		5,874,567

		5,540,414		4,868,271

Net fees and commissions income (Note 33):
Fees and commissions income		964,842		892,016
Fees and commissions expense		479,679		426,572

		485,163		465,444

Dividend income (Note 34)		139,887		143,200

Gain on financial instruments at fair value through profit or loss (Note 35)		108,102		23,595

Gain on available-for-sale financial assets (Note 36)		1,038,765		908,733

Impairment losses for loans, other receivables, guarantees and unused commitments (Note 38)		(1,800,251)		(2,340,997)

General and administrative expenses (Note 39)
Employee compensation and benefits		(1,148,571)		(949,747)
Depreciation		(119,678)		(118,799)
Other general and administrative expenses		(1,179,414)		(1,098,331)

		(2,447,663)		(2,166,877)

Net other operating income (expenses) (Note 39)		(529,297)		(360,555)

Impairment loss on investment in subsidiaries and associates (Note 12)		(23,326)		—

NET INCOME BEFORE INCOME TAX EXPENSE	￦	2,511,794	￦	1,540,814

INCOME TAX EXPENSE (Note 40)		542,359		280,951

NET INCOME	￦	1,969,435	￦	1,259,863

OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
Loss on valuation of available-for-sale financial assets		(369,083)		(221,303)
Gain (loss) on overseas business translation		4,067		(542)

TOTAL COMPREHENSIVE INCOME		1,604,419		1,038,018

NET INCOME PER SHARE: (In Korean Won) (Note 41)
Basic earnings per common share	￦	2,544	￦	1,506

Diluted earnings per common share	￦	2,385	￦	1,442

See accompanying notes to separate financial statements.

WOORI BANK

SEPARATE STATEMENTS OF CHANGES IN EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

(Unit: Korean Won in millions)

	Capital stock		Hybrid securities		Capital surplus		Gain (loss) on available-for- sale financial assets		Gain (loss) on overseas business translation		Other		Retained earnings		Total equity
Balance as of January 1, 2010	￦	3,829,783	￦	2,181,806	￦	811,529	￦	1,149,001	￦	—	￦	—	￦	8,975,782	￦	16,947,901
Dividends		—		—		—		—		—		—		(441,779)		(441,779)
Balance after appropriations		3,829,783		2,181,806		811,529		1,149,001		—		—		8,534,003		16,506,122
Net income		—		—		—		—		—		—		1,259,863		1,259,863
Other comprehensive income (loss):
Variation of available-for-sale financial assets		—		—		—		(221,303)		—		—		—		(221,303)
Foreign currency translation		—		—		—		—		(542)		—		—		(542)
Changes in capital surplus		—		—		69		—		—		—		—		69

Balance as of December 31, 2010	￦	3,829,783	￦	2,181,806	￦	811,598	￦	927,698	￦	(542)	￦	—	￦	9,793,866	￦	17,544,209

Korean Won	Capital stock		Hybrid securities		Capital surplus		Gain (loss) on available-for- sale financial assets		Gain (loss) on overseas business translation		Other		Retained earnings		Total equity
Balance as of January 1, 2011	￦	3,829,783	￦	2,181,806	￦	811,598	￦	927,698	￦	(542)	￦	—	￦	9,793,866	￦	17,544,209
Dividends		—		—		—		—		—		—		(530,273)		(530,273)
Balance after appropriations		3,829,783		2,181,806		811,598		927,698		(542)		—		9,263,593		17,013,936
Redemption of hybrid equity securities		—		(499,999)		—		—		—		(1)		—		(500,000)
Net income		—		—		—		—		—		—		1,969,435		1,969,435
Other comprehensive income (loss):
Variation of available-for-sale financial assets		—		—		—		(369,083)		—		—		—		(369,083)
Foreign currency translation		—		—		—		—		4,067		—		—		4,067
Changes in capital surplus		—		—		(47)		—		—		—		—		(47)

Balance as of December 31, 2011	￦	3,829,783	￦	1,681,807	￦	811,551	￦	558,615	￦	3,525	￦	(1)	￦	11,233,028	￦	18,118,308

See accompanying notes to separate financial statements.

WOORI BANK

SEPARATE STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	Korean Won
	2011		2010
	(In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	￦	1,969,435	￦	1,259,863
Adjustment to net income:
Interest income		(11,382,675)		(10,742,838)
Interest expense		5,842,261		5,874,567
Dividend income		(139,887)		(143,200)
Income tax expense		542,359		280,951

		(3,168,507)		(3,470,657)

Additions of expenses not involving cash outflows:
Impairment loss for loans, other receivables, guarantees and unused commitments		1,800,251		2,340,997
Loss on disposal of premises and equipment, intangible assets and investment properties		2,257		4,524
Depreciation and amortization of premises and equipment, intangible assets and investment properties		119,678		118,799
Impairment loss on premises and equipment, intangible assets and investment properties		59		402
Loss on valuation of derivatives		4,872		23,224
Loss on transaction of derivatives		5,010		27,489
Loss on fair value hedged items		200,455		163,777
Retirement benefits		99,979		80,503
Provisions		2,827		11,535
Loss on investment in subsidiaries and associates		23,326		—
Loss on disposal (transaction) of investment in subsidiaries and associates		6,424		1

		2,265,138		2,771,251

Deductions of revenues not involving cash inflows:
Gain or loss on available-for-sale financial assets		1,038,765		908,733
Gains on disposal of premises and equipment, intangible assets and investment properties		10,438		327
Gain on valuation of derivatives		193,141		122,834
Gain on transaction of derivatives		233		6,646
Gain on fair value hedged items		4,921		40,575

	￦	1,247,498	￦	1,079,115

(Continued)

WOORI BANK

SEPARATE STATEMENTS OF CASH FLOWS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	Korean Won
	2011		2010
	(In millions)
Changes in operating assets and liabilities:
Decrease (increase) in financial instruments at fair value through profit or loss	￦	(1,407,346)	￦	223,460
Increase in loans and receivables		(15,201,676)		(2,497,523)
Increase in other assets		(708)		(150,638)
Increase in customer deposits		6,036,211		6,784,153
Decrease in provisions		(125,514)		(126,573)
Decrease (increase) in other financial liabilities		7,159,887		(17,407)
Decrease (increase) in other liabilities		157,903		(420,050)

		(3,381,243)		3,795,422

Interest income received		11,372,351		10,664,653
Interest expense paid		(5,393,673)		(5,392,186)
Dividend received		139,820		143,200
Income taxes paid		(344,016)		(95,525)

Net cash (used in) provided by operating activities		(243,372)		7,337,043

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash in-flows from investing activities:
Disposal of available-for-sale financial assets		10,895,761		10,843,534
Disposal of held-to-maturity financial assets		5,760,017		6,477,017
Disposal of investments in subsidiaries and associates		139,328		5,510
Disposal of premises and equipment		2,991		12,537
Disposal of intangible assets		1,169		322
Disposal of assets held-for-sale		5,644		150

		16,804,910		17,339,070

Cash out-flows from investing activities:
Acquisition of available-for-sale financial assets		8,463,692		10,072,515
Acquisition of held-to-maturity financial assets		5,280,698		9,873,179
Acquisition of investments in subsidiaries and associates		359,000		256,297
Acquisition of premises and equipment		88,191		52,041
Acquisition of intangible assets		155,184		9,572

		14,346,765		20,263,604

Net cash provided by (used in) investing activities		2,458,145		(2,924,534)

(Continued)

WOORI BANK

SEPARATE STATEMENTS OF CASH FLOWS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	Korean Won
	2011		2010
	(In millions)
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash in-flows from financing activities:
Issue of borrowings	￦	4,521,806	￦	2,488,711
Issue of debentures		3,020,798		6,368,785
Increase in hedging derivatives		182,533		100,892

		7,725,137		8,958,388

Cash out-flows from financing activities:
Repayment of borrowings		3,907,023		4,468,444
Repayment of debentures		3,589,990		9,646,593
Decrease in hedging derivatives		204,027		77,995
Redemption of hybrid equity securities		500,000		—
Payment of dividends		530,273		441,779

		8,731,313		14,634,811

Net cash provided by financing activities		(1,006,176)		(5,676,423)

Effects of exchange rate changes on cash and cash equivalents		15,484		17,508
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS		1,709,825		(1,246,406)
CASH AND CASH EQUIVALENTS, BEGINNING OF THE YEAR		3,629,594		4,876,000

CASH AND CASH EQUIVALENTS, END OF THE YEAR (Note 6)	￦	5,339,419	￦	3,629,594

See accompanying notes to separate financial statements.

WOORI BANK

NOTES TO SEPARATE FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

1.	GENERAL

(1) Woori Bank

Woori Bank (hereafter referred to as, the “Bank” or the “Company”) was established in 1899 and is engaged in the commercial banking business under the Banking Law, trust business under the Financial Investment Services and Capital Market Act and foreign exchange business with approval from the Bank of Korea (“BOK”) and the Ministry of Finance and Economy (“MOFE”).

On March 27, 2001, Korea Deposit Insurance Corporation (“KDIC”) established Woori Finance Holdings Co., Ltd. (“WFH”). The Bank is a wholly owned subsidiary of WFH as of December 31, 2011. The Bank’s common stock and preferred stock, expressed in Korean Won (the “KRW” or “￦”), to ￦3,479,783 million and ￦350,000 million, respectively, and the Bank’s common and preferred shares issued and outstanding as of December 31, 2011 are 696 million shares and 70 million shares, respectively. The head office of the Bank is located in Seoul, Korea. The Bank has 942 branches and offices in Korea, and 16 branches and offices in overseas.

(2) Subsidiaries and associates using the equity method

1)	The Bank has the following subsidiaries (Unit: Korean Won in millions, USD in thousands, RUB in 100 millions, IDR in millions):

					December 31, 2011
Subsidiaries	Location	Capital stock		Main business	Number of shares owned	Percentage of owner- ship (%)	Financial statements as of
Woori America Bank	U.S.A	USD	122,500	Banking	24,500,000	100.0	December 31
PT. Bank Woori Indonesia	Indonesia	IDR	170,000	Banking	1,618	95.2	December 31
Woori Global Market Asia Limited	Hongkong	USD	50,000	Banking	39,000,000	100.0	December 31
Woori Bank China Limited	China	USD	308,810	Banking	—	100.0	December 31
ZAO Woori Bank	Russia	RUB	5	Banking	19,999,999	100.0	December 31
Korea BTL Infrastructure Fund (*1)	Korea	KRW	467,000	Financial service	93,393,568	100.0	December 31
Woori Credit Information Co., Ltd.	Korea	KRW	5,000	Credit information	1,008,000	100.0	December 31
Woori Fund Service Co., Ltd. (*2)	Korea	KRW	3,000	Financial service	600,000	100.0	December 31

	December 31, 2010		January 1, 2010
Subsidiaries	Number of shares owned	Percentage of owner-ship (%)	Number of shares owned	Percentage of owner-ship (%)
Woori America Bank	24,500,000	100.0	10,500,000	100.0
PT. Bank Woori Indonesia	1,618	95.2	1,618	95.2
Woori Global Market Asia Limited	39,000,000	100.0	39,000,000	100.0
Woori Bank China Limited	—	100.0	—	100.0
ZAO Woori Bank	19,999,999	100.0	19,999,999	100.0
Korea BTL Infrastructure Fund	66,958,321	100.0	55,152,422	100.0
Woori Credit Information Co., Ltd.	1,008,000	100.0	1,008,000	100.0

(*1)	The Bank has decided to acquire 166,606,432 shares with an amount of 833,032 million Won on March 7, 2012, and the Bank’s total shares after the acquisition is 260,000,000 shares.
(*2)	During the year ended December 31, 2011, Woori Fund Service Co., Ltd. was established through a 100% capital contribution by the Bank, and accordingly is included in the consolidation.

2)	For special purpose entities (“SPE”), in accordance with Korean International Financial Reporting Standards (“K-IFRS”) 2012 ‘Consolidation-special purpose entities’, entities which the Bank has decision making power and/or carries the benefits and risks of such entity, are included in the consolidation. Details of special purposes entities under consolidation are as follows:

<December 31, 2011>

Subsidiaries	Location	Main business	Percentage of owner- ship (%)	Financial statements as of
Kumho Trust 1st Co., Ltd. (*1)	Korea	Asset Securitization	0.0	December 31
Woori IB Global Bond Co., Ltd. (*1)	Korea	”	0.0	December 31
Asiana Saigong Inc. (*1)	Korea	”	0.0	December 31
An-Dong Raja 1st Co., Ltd. (*1)	Korea	”	0.0	December 31
KAMCO Value Recreation 1st Securitization Specialty Co., Ltd. (*1)	Korea	”	15.0	December 31
IB Global 1st Co., Ltd. (*1)	Korea	”	0.0	December 31
Hermes STX Co., Ltd. (*1)	Korea	”	0.0	December 31
BWL 1st Co., LLC. (*1)	Korea	”	0.0	December 31
Consus 8th Co., LLC. (*1)	Korea	”	0.0	December 31
Real DW 2nd Co., Ltd. (*1)	Korea	”	0.0	December 31
Uri Pungsan Inc. (*1)	Korea	”	0.0	December 31
Pyeongtaek Ocean Sand Inc. (*1)	Korea	”	0.0	December 31
Woori Bank Preservation Trust of principal and interest (*2)	Korea	Trust	0.0	December 31
Haeoreum Short-term Bond 15th (*3)	Korea	Securities investment	100.0	December 31
(Unsold) G5 Pro Short-term 13th (*3)	Korea	”	100.0	December 31
(Unsold) G6 First Class Mid-term E-20 (*3)	Korea	”	100.0	December 31
(Unsold) G15 First Class Mid-term C-1 (*3)	Korea	”	100.0	December 31
D First Class Mid-term C-151 (*3)	Korea	”	100.0	December 31
Golden Bridge Sidus FNH video (*3)	Korea	”	58.8	December 31
Golden Bridge NHN Online Private Equity Investment (*3)	Korea	”	60.0	December 31
Woori CS Ocean Bridge 7th (*3)	Korea	”	61.1	December 31
Woori Milestone Private Real Estate Fund 1st (*3)	Korea	”	94.8	December 31
Woori Milestone China Real Estate Fund 1st (*3)	Korea	”	80.7	December 31
Consus Sakhalin Real Estate Investment Trust 1st (*3)	Korea	”	75.0	December 31
Woori Partner Plus Private Equity Securities 4th (*3)	Korea	”	100.0	December 31
Allianz Blue Ocean Private Trust 5th (*3)	Korea	”	100.0	December 31
Mirae Asset Maps Blue Chips Private Trust 2nd (*3)	Korea	”	100.0	December 31
Hyundai Advantage Private Trust 14th (*3)	Korea	”	100.0	December 31
Kyobo Axa Long Short Private Trust 2nd (*3)	Korea	”	100.0	December 31
Hanhwa Quant Long Short Private Equity3rd (*3)	Korea	”	100.0	December 31
Woori Frontier Alpha Private Equity 8th (*3)	Korea	”	100.0	December 31
Midas Private Investment Trust W-3rd (*3)	Korea	”	100.0	December 31
Consus Private Securities Investment Trust 54th (*3)	Korea	”	100.0	December 31
Woori Partner Plus Private Trust 7th (*3)	Korea	”	100.0	December 31
Yurie WB Private Investment Trust 3rd (*3)	Korea	”	100.0	December 31
KDB Private Equity Securities Investment Trust WB 2nd (*3)	Korea	”	100.0	December 31
Samsung Plus Private Investment Trust 13th (*3)	Korea	”	100.0	December 31
Hanwha Smart Private Trust 43rd (*3)	Korea	”	100.0	December 31
Eugene Pride Private Trust 21st (*3)	Korea	”	100.0	December 31
Meritz Prime Private Trust 42nd (*3)	Korea	”	100.0	December 31
Woori Partner Plus Private Equity Securities 8th (*3)	Korea	”	100.0	December 31
Woori Partner Plus Private Equity Securities 9th (*3)	Korea	”	100.0	December 31
Hanwha Smart Private Trust 50th (*3)	Korea	”	100.0	December 31

(*1)	Classified as SPE for asset securitization. The Bank has less than majority ownership for the SPE, but included in consolidation scope, considering the activities of the SPE, decision-making power maintained by the Bank, and the benefits and risks.
(*2)	Classified as SPE for money trust under trust business law. The Bank has less than majority ownership for the SPE, but included in consolidation scope, considering the activities of the SPE, decision-making power maintained by the Bank, and the benefits and risks carried by the Bank.
(*3)	Classified as SPE for investing in securities and other and included in consolidation scope, considering the activities of the SPE, decision-making power maintained by the Bank, and the benefits and risks carried by the Bank.

<December 31, 2010>

Subsidiaries	Location	Main business	Percentage of owner- ship (%)	Financial statements as of
Woori Moa Conduit Co., Ltd.	Korea	Asset Securitization	0.0	December 31
Hyundai Glory First Co., Ltd.	Korea	”	0.0	December 31
KDB Capital First Co., Ltd.	Korea	”	0.0	December 31
Vivaldi HL First Co., Ltd.	Korea	”	0.0	December 31
Swan SF Co., Ltd.	Korea	”	0.0	December 31
Kumho Trust 1st Co., Ltd.	Korea	”	0.0	December 31
Woori IB Global Bond Co., Ltd.	Korea	”	0.0	December 31
Asiana Saigong Inc.	Korea	”	0.0	December 31
An-Dong Raja 1st Co., Ltd.	Korea	”	0.0	December 31
KAMCO Value Recreation 1st Securitization Specialty Co., Ltd. (*1)	Korea	”	15.0	December 31
IB Global 1st Co., Ltd.	Korea	”	0.0	December 31
Hermes STX Co., Ltd.	Korea	”	0.0	December 31
BWL 1st Co., LLC.	Korea	”	0.0	December 31
Consus 8th Co., LLC.	Korea	”	0.0	December 31
Real DW 2nd Co., Ltd.	Korea	”	0.0	December 31
Woori Bank Preservation Trust of principal and interest	Korea	Trust	0.0	December 31
KTB Smart 90 Private Security 2nd	Korea	Securities investment	100.0	December 31
Hanvit Open-End High Yield HV 1st	Korea	”	100.0	December 31
Mid-term D-2nd	Korea	”	100.0	December 31
Hanhwa Smart Private Security 19 th	Korea	”	100.0	December 31
My Asset Private Security Investment Trust W- 1st	Korea	”	100.0	December 31
Eugene Pride Private Investment Security 12 th (Bond)	Korea	”	100.0	December 31
Consus Private Security Investment Trust 29 th	Korea	”	100.0	December 31
Hi-Smart Private Security 1st	Korea	”	100.0	December 31
Woori Frontier Short-term Private 2nd	Korea	”	100.0	December 31
Woori Frontier Alpha Quant Private Equity 3rd	Korea	”	100.0	December 31
Meritz Prime Private Trust 1st	Korea	”	100.0	December 31
Yurie WB Private Security Investment Trust 2nd	Korea	”	100.0	December 31
KDB Private Security Investment Trust WB-1st	Korea	”	100.0	December 31
Samsung Plus Private Security 7th	Korea	”	100.0	December 31
Eugene Pride Private Investment Security 14th (Bond)	Korea	”	100.0	December 31
Hanhwa Smart Private Security Investment Trust 33th	Korea	”	100.0	December 31
Taurus 1st	Korea	”	100.0	December 31
Brain 3 rd	Korea	”	100.0	December 31
Meritz Prime Private Trust 5th	Korea	”	100.0	December 31
Woori Partner Plus Private Equity Securities 5th	Korea	”	100.0	December 31
Prudential Quant Long-Short Private Trust 1st	Korea	”	100.0	December 31
Prudential Quant Long-Short Private Trust 2nd	Korea	”	100.0	December 31
Woori Partner Plus Private Security Investment Trust 6th	Korea	”	100.0	December 31
Haeoreum Short-term Bond 15th	Korea	”	100.0	December 31
(Unsold) G5 Pro Short-term 13th	Korea	”	100.0	December 31
(Unsold) G6 First Class Mid-term E-20	Korea	”	100.0	December 31
(Unsold) G15 First Class Mid-term C-1	Korea	”	100.0	December 31
D First Class Mid-term C-151	Korea	”	100.0	December 31
Golden Bridge Sidus FNH video	Korea	”	58.8	December 31
Golden Bridge NHN Online Private Equity Investment	Korea	”	60.0	December 31
Woori CS Ocean Bridge 7th	Korea	”	61.1	December 31
Woori Milestone Private Real Estate Fund 1st	Korea	”	94.8	December 31
Woori Milestone China Real Estate Fund 1st	Korea	”	80.7	December 31
Consus Sakhalin Real Estate Investment Trust 1st	Korea	”	75.0	December 31
Woori Partner Plus Private Equity Securities 4th	Korea	”	100.0	December 31

<January 1, 2010>

Subsidiaries	Location	Main business	Percentage of owner- ship (%)	Financial statements as of
Woori Frontier Co., LLC.	Korea	Asset Securitization	0.0	December 31
Purun Woori First Co., Ltd.	Korea	”	0.0	December 31
Change Up B Co., Ltd.	Korea	”	0.0	December 31
Woori ship Mortgage 2-2nd ABCP Co., Ltd.	Korea	”	0.0	December 31
Woori Moa Conduit Co., Ltd.	Korea	”	0.0	December 31
Hyundai Glory 1st Co., Ltd.	Korea	”	0.0	December 31
KDB Capital 1st Co., Ltd.	Korea	”	0.0	December 31
Vivaldi HL 1st Co., Ltd.	Korea	”	0.0	December 31
Swan SF Co., Ltd.	Korea	”	0.0	December 31
Kumho Trust 1st Co., Ltd.	Korea	”	0.0	December 31
Woori IB Global Bond Co., Ltd.	Korea	”	0.0	December 31
Asiana Saigong Inc.	Korea	”	0.0	December 31
An-Dong Raja 1st Co., Ltd.	Korea	”	0.0	December 31
KAMCO Value Recreation 1st Securitization Specialty Co., Ltd. (*1)	Korea	”	15.0	December 31
Consus 8th Co., LLC.	Korea	”	0.0	December 31
Woori Bank Preservation Trust of principal and interest	Korea	Trust	0.0	December 31
KTB Smart 90 Private Security 2nd	Korea	Securities investment	100.0	December 31
Hanvit Open-End High Yield hv 1st	Korea	”	100.0	December 31
Mid-term D-2nd	Korea	”	100.0	December 31
Hanhwa Smart Private Security 19th	Korea	”	100.0	December 31
Haeoreum Short-term Bond 15th	Korea	”	100.0	December 31
(Unsold) G5 Pro Short-term 13th	Korea	”	100.0	December 31
(Unsold) G6 First Class Mid-term E-20	Korea	”	100.0	December 31
(Unsold) G15 First Class Mid-term C-1	Korea	”	100.0	December 31
D First Class Mid-term C-151	Korea	”	100.0	December 31
Golden Bridge Sidus FNH video	Korea	”	58.8	December 31
Golden Bridge NHN Online Private Equity Investment	Korea	”	60.0	December 31
Woori CS Ocean Bridge 7th	Korea	”	61.1	December 31
Woori Milestone Private Real Estate Fund 1st	Korea	”	94.8	December 31
Woori Milestone China Real Estate Fund 1st	Korea	”	98.5	December 31
Consus Sakhalin Real Estate Investment Trust 1st	Korea	”	75.0	December 31
My Asset Private Ace Bond 26 th	Korea	”	100.0	December 31
Eugene Best Plan Private Bond 31 st	Korea	”	100.0	December 31
Prudential Private Investment Trust 2nd	Korea	”	100.0	December 31
Hana UBS Private Security Investment Trust 8th	Korea	”	100.0	December 31
Mirae Asset Maps Platinum Alpha 2nd	Korea	”	100.0	December 31
Mirae Asset Maps Alpha Arbitrage Private	Korea	”	100.0	December 31
Woori Frontier Alpha Quant Private Equity 2nd	Korea	”	100.0	December 31
Consus Private Security Investment Trust 12th	Korea	”	100.0	December 31
GS Asset Allocation Private Security Investment Trust 1st	Korea	”	100.0	December 31
Trustone Private Security Investment Trust 1st	Korea	”	100.0	December 31
KTB Smart 90 Private Security 4th	Korea	”	100.0	December 31
Leo 1st	Korea	”	100.0	December 31
Brain 1st	Korea	”	100.0	December 31
Leo 2nd	Korea	”	100.0	December 31
Woori Supreme 1st	Korea	”	100.0	December 31
Gaul 1st	Korea	”	100.0	December 31
Yurie WB Private Security Investment Trust 1st (Bond)	Korea	”	100.0	December 31
Woori Partner Plus Private Equity Securities 3rd	Korea	”	100.0	December 31
Wise Private Security Investment Trust 24th	Korea	”	100.0	December 31
Eugene Pride Private Security Investment Trust 2nd (Bond)	Korea	”	100.0	December 31

Subsidiaries	Location	Main business	Percentage of owner- ship (%)	Financial statements as of
G3 First Class Mid-term B-90	Korea	”	100.0	December 31

3)	Investments in associates accounted for using the equity method are as follows (Unit: Korean Won in millions):

					December 31, 2011
Investee	Location	Capital		Main business	Number of shares owned	Percentage of owner- ship (%)	Financial statements as of
Kumho Tires Co., Ltd. (*1)	Korea	￦	531,800	Manufacturing	22,514,800	21.2	December 31
Woori Blackstone Korea Opportunity Private Equity Fund 1	U.S.A		351,500	Securities investment	75,400	21.4	December 31
Woori Service Networks Co., Ltd. (*2)	Korea		500	Freight & staffing	4,704	4.9	December 31
Woori Private Equity Fund	Korea		223,000	Securities investment	64,508	28.9	December 31
Korea Credit Bureau Co., Ltd. (*2)	Korea		10,000	Credit information	144,000	7.2	December 31
Korea Finance Security Co., Ltd. (*2)	Korea		6,000	Security service	183,870	15.3	December 31
United PF 1st Corporate Financial Stability (*2)	Korea		800,000	Securities investment	148,000	18.5	December 31
LIG E&C Co., Ltd.	Korea		16,300	Construction	755,946	23.2	—
Hyunjin Co., Ltd.	Korea		38,400	Construction	1,667,600	21.7	—

	December 31, 2010			January 1, 2010
Investee	Number of shares owned	Percentage of owner- ship (%)	Financial statements as of	Number of shares owned	Percentage of owner- ship (%)	Financial statements as of
Kumho Tires Co., Ltd. (*1)	22,514,800	24.2	December 31	—	—	—
BC Card Co., Ltd.	1,216,800	27.7	December 31	1,216,800	27.7	December 31
Woori Blackstone Korea Opportunity Private Equity Fund 1	1,300	21.4	December 31	—	—	—
Woori Service Networks Co., Ltd. (*2)	4,704	4.9	December 31	4,704	4.9	December 31
Woori Private Equity Fund	66,996	28.9	December 31	71,124	29.0	December 31
Korea Credit Bureau Co., Ltd. (*2)	144,000	7.2	December 31	144,000	7.2	December 31
Korea Finance Security Co., Ltd. (*2)	183,870	15.3	December 31	183,870	15.3	December 31
Woori SME 1st ABS Co., Ltd. (*3)	—	—	—	82,960	5.0	December 31

(*1)	Besides Kumho Tire Co., Ltd., there are no other investments in associates for which there are published price quotations. The market price per share as of December 31, 2011 and 2010 for Kumho Tire Co., Ltd. is ￦10,400 and ￦13,850, respectively.
(*2)	The Bank has the significant influence over electing the executive who have the power to participate in the financial and operating policy decisions of Korea Credit Bureau and United PF 1st Corporate Financial Stability. And, the majority of the important transactions of Korea Finance Security and Woori Service Networks Co., Ltd. are mainly arranged with the Bank.
(*3)	The Bank has the significant influence over electing the executive who have the power to participate in the financial and operating policy decisions.

4)	Excluded entity from associates, although it’s percentage of ownership is higher than 20% as of December 31, 2011, is as follows.

Associate	Number of shares owned	Percentage of ownership
Vogo 2-2 Special Purpose Entity (*1)	24,067,739,877	34.6%

(*1)	The entity is excluded from the associates because substantially the Bank has no significant influence over the investee company although it’s percentage of ownership on common share is higher than 20%.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(1) Basis of financial statement presentation.

The Bank has adopted K-IFRS from the fiscal year beginning on January 1, 2011 and the accompanying separate financial statements are prepared on K-IFRS. In accordance with K-IFRS 1101 ‘First-time adoption of International Financial Reporting Standard’, the transition date to K-IFRS is January 1, 2010. An explanation of how the transition to K-IFRS has affected the financial position as of January 1, 2010 (date of transition), December 31, 2011 and December 31, 2010, respectively, and comprehensive income for the year ended December 31, 2010 of the Company is provided in Note 47 ‘Transition Effects of K-IFRS.’

The Bank maintains its official accounting records in Korean Won and prepares consolidated financial statements in conformity with K-IFRS, in the Korean language (Hangul). Accordingly, these separate financial statements are intended for use by those who are informed about K-IFRS and Korean practices. The accompanying separate financial statements have been condensed and restructured into English with certain expanded descriptions from the Korean language financial statements.

Major accounting policies used for the preparation of the separate financial statements are stated below. Unless stated otherwise, these accounting policies have been applied consistently to the financial statements for the current period and accompanying comparative period.

The company’s financial statement has been filled out based on the historical cost method except for specific non-current assets and certain financial assets. The preparation of separate financial statements under K-IFRS requires the application of certain accounting estimates and the Bank prepared its financial statements by management judgment for critical accounting estimates.

The accompanying consolidated financial statements were approved by the board of directors on March 7, 2012.

(2) Accounting for foreign currencies translations

1) Functional currency and presentation currency

The individual financial statements of each entity are presented in the currency of the primary economic environment in which the entity operates (“functional currency”). The separate financial statements are expressed in Korean Won.

2) Translation of foreign currencies transactions and balances at the end of reporting period

In preparing the financial statements of the individual entities, transactions in currencies other than the entity’s functional currency (foreign currencies) are recognized at the rates of exchange prevailing at the dates of the transactions. At the end of each reporting period, monetary items denominated in foreign currencies are retranslated at the rates prevailing at that date. Exchange differences on monetary items that qualify as hedging instruments in a cash flow hedge and form part of the Bank’s net investment in a foreign operation are recognized in equity.

The Company is recognizing amortized cost and exchange rate variation effect as gains and losses of current period and variation on the fair value as other comprehensive gains and losses, respectively, both of which are effect of monetary securities of foreign currencies classified as available-for-sale financial instruments. And the company is recognizing the variation on fair value and exchange rate variation effect of non-monetary securities of foreign currencies classified as available-for-sale financial asset, as other comprehensive gains and losses.

3) Foreign currencies translation

Financial position and operating results of the Bank are translated into the Bank’s reporting currency as follows:

Description
Statement of separate financial position	The assets and liabilities are translated at the exchange rate prevailing at the end of the reporting period. Equity is translated at exchange rate at the time of acquisition.
Statement of separate comprehensive income	The statement of separate comprehensive income is translated at the average exchange rates for the period, unless exchange rates fluctuated significantly during that period, in which case the exchange rates at the dates of the transactions are used.

(3) Cash and cash equivalents

Cash and cash equivalents consist of cash on hand, demand deposits and short-term, highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value.

(4) Financial assets and financial liabilities

1) Classification of financial assets

Financial assets are classified into the following categories depending on the nature and purpose of possession: financial assets at ‘fair value through profit or loss’ (“FVTPL”), loans and receivables, available-for-sale (“AFS”) financial assets, and held-to-maturity (“HTM”) investments.

a) Financial assets at FVTPL

Financial assets are classified at FVTPL when the financial asset is either held for trading or designated at FVTPL. A financial asset is classified as held for trading if it meets one of the following criteria:

•	acquired or incurred principally to sell or repurchase during a short period of time

•	part of a portfolio of identified financial instruments that are managed together and for which there is evidence of a recent actual pattern of short-term profit-taking or

•	a derivative (except for a derivative that is a financial guarantee contract or a designated and effective hedging instrument).

A financial asset other than a financial asset held for trading may be designated as at FVTPL upon initial recognition if:

•	such designation eliminates or significantly reduces a recognition or measurement inconsistency that would otherwise arise;

•	the financial asset forms part of a group of financial assets or financial liabilities or both, which is managed and its performance is evaluated on a fair value basis, in accordance with the Bank’s documented risk management or investment strategy, and information about the grouping is provided internally on that basis; or

•	it forms part of a contract containing one or more embedded derivatives, and, in accordance with K-IFRS 1039 “Financial Instruments: Recognition and Measurement”, permits the entire hybrid (combined) contract to be designated as at FVTPL.

b) Loans and receivables

Non-derivative financial assets with fixed or determinable repayments that are not quoted in an active market are classified as loans and receivables, except those that are classified as AFS or as held-for-trading, or designated as at FVTPL.

c) AFS financial assets

Non-derivatives financial assets that are either designated as AFS or are not classified as ‘financial assets at FVTPL’, ‘HTM investments’ or ‘loans and receivables.’ are classified as AFS.

d) HTM financial assets

Non-derivative financial assets with fixed or determinable payments and fixed maturity dates that the Bank has the positive intent and ability to hold to maturity are classified as HTM financial assets.

2) Classification of financial liabilities

Financial liabilities are classified as either financial liabilities at FVTPL or other financial liabilities measured at amortized cost.

a) Financial liabilities at FVTPL

Financial liabilities are classified at FVTPL when the financial liabilities are either held for trading or designated as at FVTPL. A financial liability is classified as held for trading if it meets one of the following criteria:

•	acquired or incurred principally for the purpose of selling or repurchasing it in the near term

•	part of a portfolio of identified financial instruments that are managed together and for which there is evidence of a recent actual pattern of short-term profit-taking or

•	a derivative (except for a derivative that is a financial guarantee contract or a designated and effective hedging instrument)

A financial liability other than a financial liability held for trading may be designated as at FVTPL upon initial recognition if:

•	such designation eliminates or significantly reduces a recognition or measurement inconsistency that would otherwise arise;

•	the financial asset forms part of a group of financial assets or financial liabilities or both, which is managed and its performance is evaluated on a fair value basis, in accordance with the Bank’s documented risk management or investment strategy, and information about the grouping is provided internally on that basis; or

•	it forms part of a contract containing one or more embedded derivatives, and K-IFRS 1039 ‘Financial Instruments: Recognition and Measurement’ permits the entire hybrid (combined) contract to be designated as at FVTPL

b) Financial liabilities measured at amortized costs

Financial liabilities that are not classified as at FVTPL are measured at amortized costs. Deposits and debt securities that are not designated as at FVTPL are classified as financial liabilities measured at amortized costs.

3) Recognition and Measurement

Standard trading transaction of a financial asset is recognized at the date of transaction when the Bank becomes a party to the contractual provisions of the asset. All types of financial instruments, except financial assets/liabilities at FVTPL, are measured at fair value at initial recognition plus transaction costs that are directly attributable to the acquisition (issuance). Financial assets/liabilities at FVTPL are initially recognized at fair value and transaction costs directly attributable to the acquisition (issuance) are recognized in the statement of comprehensive income.

Financial assets/liabilities at FVTPL and AFS financial assets are subsequently measured at fair value. HTM financial assets, loans and receivables, and other financial liabilities are measured at amortized costs using the effective interest rate method.

Interest income and expense in accordance with financial assets and liabilities are recognized in net income on an accrual basis using the effective interest rate method.

Gains or losses arising from changes in the fair value of the financial assets/liabilities at FVTPL are presented in the statement of comprehensive income during the period in which they arise. Changes in the fair value of AFS financial assets are measured in other comprehensive income.

Dividends income of financial assets at FVTPL and AFS financial assets is recognized in net income loss when the Bank’s right to receive the dividend is established.

AFS financial assets recognize cumulative fair value adjustment, which is previously recognized in the equity, in net income when disposing of assets or recognizing impairment loss.

4) Derecognition of financial assets and liabilities

The Bank derecognizes a financial asset when the contractual right to the cash flows from the asset is expired, or when it transfers the financial asset and substantially all the risks and rewards of ownership of the asset to another company. If the Bank neither transfers nor retains substantially all the risks and rewards of ownership and continues to control the transferred asset, the Bank recognizes its retained interest in the asset and an associated liability for amounts it may have to pay. The Bank derecognizes financial liabilities when, and only when, the Bank’s obligations are discharged, cancelled or they expire.

(5) Offsetting financial instruments

Financial assets and liabilities are presented net in the statement of financial position when the Bank has an enforceable legal right to set off and an intention to settle on a net basis or to realize an asset and settle the liability.

(6) Impairment of financial assets

1) Assets carried at amortized costs

The Bank assesses at the end of each reporting period whether there is any objective evidence that a financial asset (or a group of financial assets) is impaired. A financial asset (or a group of financial assets) is regarded as impaired when there is objective evidence of impairment loss as a result of one or more events (hereinafter the “loss event”) that occurred after the initial recognition and the loss event has an impact on the estimated future cash flows of the financial asset.

The criteria used to determine whether there is objective evidence of impairment include:

•	significant financial difficulty of the issuer or obligor;

•	a breach of contract, such as a default or delinquency in interest or principal payments;

•	the lender, for economic or legal reasons relating to the borrower’s financial difficulty, granting to the

•	borrower a concession that the lender would not otherwise consider;

•	it becoming probability that the borrower will enter bankruptcy or financial re-organization;

•	the disappearance of an active market for the financial asset due to financial difficulties;

•	observable data indicating that there is a measurable decrease in the estimated future cash flows of a group of financial assets after initial recognition, although the decrease in the estimated future cash flows of individual financial assets included in the group is not identifiable.

For individually significant financial assets, the Bank assesses whether objective evidence of impairment exists individually, and it assesses for impairment of financial assets that are not significant on an individual or collective basis. If there is no objective evidence of impairment exists for financial assets individually assessed, the Bank includes the asset in a group of financial assets with similar credit risk characteristics and collectively assesses them for impairment. Assets for which the Bank recognizes impairment based on an individual assessment or impairment loss is continuously recognized are not subject to a collective impairment assessment.

The amount of impairment loss is measured as the difference between the asset’s carrying amount and the present value of estimated future cash flows (excluding future credit loss that are not yet incurred), which is discounted at the financial asset’s original effective interest rate. The amount of loss is reduced directly from the asset’s carrying value or by using a provision account, and it is recognized in net income.

For loans and receivables or HTM financial assets with the variable interest rate, the current effective interest rate, which is determined under the contract, is used to measure impairment loss.

Whether collateral inflow is probable or not, the present value of the estimated future cash flows of collateralized financial asset is calculated as the cash flows, which may arise from collateral inflow, less costs of acquiring and selling collateral.

Future cash flows for a group of financial assets that are collectively assessed for impairment are estimated based on the historical loss experience of assets having credit risk characteristics, similar to those in the Bank of financial assets. If the historical loss experience is not enough or not existed, similar corporation’s comparable historical loss experience of a group of financial assets is used. The effects of current conditions that do not have an impact in the historical loss experience period are reflected, and the historical loss experience is adjusted based on the current observable data in order to remove the effects of conditions that currently do not exist but existed in the historical loss experience period.

For a collective assessment on impairment, financial assets are classified based on similar credit risk characteristics (i.e. based on the assessment of credit risk or grading process, considering asset type, industry, geographical location, collateral type, past-due status, and other relevant elements) indicating the debtor’s ability to pay all amounts of debt under the contractual terms. These characteristics are relevant to the estimation of future cash flows for groups of such assets as being indicative of the debtors’ ability to pay all amounts due according to the contractual terms of the assets being evaluated.

When estimating the changes in future cash flows, observable data (i.e. an impairment loss arising from a pool of assets, an unemployment rate indicating the loss and its parameter, asset price, product price, or payment status) needs to be consistently reflected. The methodology and assumptions used for estimating future cash flows are reviewed regularly to reduce the difference between loss estimates and actual loss experience.

When the amount of impairment loss decreases subsequently and the decrease is related to an event occurred after the impairment is recognized (i.e. an improvement in the debtor’s credit rating), the previously recognized impairment loss is reversed directly from or by adjusting the provision account. The reversed amount is recognized in net income for the current period.

2) AFS financial assets

The Bank assesses at the end of each reporting period whether there is objective evidence that the Bank’s financial asset (or a group of financial assets) is impaired. For debt securities, the Bank uses the criteria refer to (6)-1) above.

For equity investments classified as AFS financial assets, a significant or prolonged decline in the fair value below the cost is considered objective evidence of impairment. When the fair value of an AFS financial asset is decreased below its acquisition cost which is considered an objective evidence of impairment, the cumulative loss, amounting to the difference between the acquisition cost and the current fair value, is removed from other comprehensive income and recognized in net income as an impairment loss. For AFS equity instruments, impairment losses recognized in net income on equity instruments are not reversed in net income. Meanwhile, when the fair value of AFS debt instrument increases in a subsequent period and the evidence is objectively related to an event occurred after recognizing the impairment loss, the impairment loss is reversed and recognized in net income.

(7) Investment properties

The Bank classifies the property held to earn rental or capital gain purpose as investment property. The investment property is measured at its cost at the initial recognition plus transaction costs arising at acquisition and after recognition, and is presented at cost less accumulated depreciation and accumulated impairment loss as carrying value.

Subsequent costs are recognized in carrying amount of an asset or as an asset if it is probable that future economic benefits associated with the assets will flow into the Bank and the cost of an asset can be measured reliably. Routine maintenance and repairs are expensed as incurred.

While land is not depreciated, all other investment properties is depreciated based on the respective assets’ estimated useful lives using the straight-line method. The estimated useful lives, residual values and depreciation method are reviewed at the end of each reporting period, with the effect of any changes in estimate accounted for on a prospective basis.

(8) Premises and equipment

Premises and equipment are stated at cost less subsequent accumulated depreciation and accumulated impairment losses. The cost of an item of premises and equipment is directly attributable to their purchase or construction, which includes any costs directly attributable to bringing the asset to the location and condition necessary for it to be capable of operating in the manner intended by management. It also includes the initial estimate of the costs of dismantling and removing the item and restoring the site on which it is located. However, under K-IFRS 1101 ‘First-time adoption of International Financial Reporting Standard’, certain premises and equipment such as land and buildings were measured at fair value, which is regarded as deemed cost, at the date of transition to K-IFRS.

Subsequent costs to replace part of the premises and equipment are recognized in carrying amount of an asset or as an asset if it is probable that the future economic benefits associated with the assets will flow into the Bank and the cost of an asset can be measured reliably. The carrying amount of the replaced part is eliminated from the books. Routine maintenance and repairs are expensed as incurred.

Premises and equipment are depreciated on a straight-line basis on the estimated economic useful lives as follows:

Classification	Useful life
Buildings used for business purpose	40 years
Structures in leased office	5 years
Movable properties for business purposes	5 years
Leased assets	Of the same kind or with similar useful lives

The Bank reviews the depreciation method, the estimated useful lives and residual values of fixed assets at the end of each annual reporting period. If expectations differ from previous estimates, the changes are accounted for as a change in an accounting estimate. When the carrying amount of a fixed asset exceeds the estimated recoverable amount, the carrying amount of such asset is reduced to the recoverable amount.

(9) Intangible assets

Intangible assets are stated at the manufacturing cost or acquisition cost plus additional incidental expenses less accumulated amortization and accumulated impairment losses.

Expenditures incurred in conjunction with development of new products or technology, in which the elements of costs can be individually identified and future economic benefits are probably expected, are capitalized as development costs under intangible assets. If the Bank donates assets, such as buildings, to the government and is given a right to use or benefit from the assets, the donated assets are recorded as beneficial donated assets under intangible assets.

Intangible assets are amortized using the straight-line method over the estimated useful lives, which are five years for development costs, contractual contact period for the beneficial donated assets, ten years for patents and five years for other intangible assets.

The estimated useful life and amortization method are reviewed at the end of each reporting period. If expectations differ from previous estimates, the changes are accounted for as a change in an accounting estimate.

(10) Impairment of non-monetary assets

Intangible assets, including goodwill and membership, with indefinite useful lives are tested for impairment annually. All other assets are tested for impairment when there is an objective indication that the carrying amount may not be recoverable, and if the indication exists, the Bank estimates the recoverable amount.

Impairment loss is recognized carrying amount exceeding recoverable amount, recoverable amount is the higher of value in use and net fair value less costs to sell.

For impairment testing purposes, assets are allocated to each of the Bank’s cash-generating units (“CGU”).

Non-monetary assets, except for goodwill impaired, are reviewed in subsequent periods for potential recovery of value and reversal or impairment previously recognized, at the end of each reporting period.

(11) Lease

A lease is classified as a financial lease, if it transfers substantially all the risks and rewards incidental to ownership. Assets held under finance leases are initially recognized as assets of the Bank at their fair value at the inception of the lease or, if lower, at the present value of the minimum lease payments. The corresponding liability to the lessor is included in the statement of financial position as a finance lease obligation. Lease obligation deducting related financial cost is recognized as a financial lease liability. Interest factor included in financial cost is reflected in comprehensive income statements to achieve a constant rate of interest on the remaining balance of the liability.

All other leases are classified as operating leases and are not recognized as an asset in the statement of financial position. Operating lease payments are recognized as expenses amortized over the lease period using the straight-line method after deducting any incentives from the lessor.

(12) Derivative instruments and hedging activities

Derivatives are initially recognized at fair value at the date the derivative contract is entered into, and they are subsequently remeasured to their fair value at the end of each reporting period. The resulting gain or loss is recognized in net income immediately unless the derivative is designated and effective as a hedging instrument.

The Bank designates certain hedging instrument to:

•	hedge of the exposure to changes in fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge);

•	hedge of the exposure to variability in cash flows that is attributable to a particular risk associated with a recognized asset or liability or a highly probable forecast transaction (cash flow hedge); and

•	hedge of a net investment in a foreign operation

At the inception of the hedge relationship, the Bank documents the relationship between the hedging instrument and the hedged item, along with its risk management objectives and its strategy for undertaking various hedge transactions. Furthermore, at the inception of the hedge and on an ongoing basis, the Company documents whether the hedging instrument is highly effective in offsetting changes in fair values or cash flows of the hedged item.

a) Fair value hedges

Changes in the fair value of derivatives that are designated and qualify as fair value hedges are recognized in net income immediately, together with any changes in the fair value of the hedged asset or liability that are attributable to the hedged risk. Hedge accounting is discontinued when the Company revokes the hedging relationship, when the hedging instrument no longer qualifies for hedge accounting and the fair value adjustment to the carrying amount of the hedged item is amortized to net income from that date to maturity using the effective interest rate method.

b) Cash flow hedges

The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges is recognized in other comprehensive income. The gain or loss relating to the ineffective portion is recognized immediately in net income. Amounts previously recognized in other comprehensive income and accumulated in equity are reclassified to net income in the periods when the hedged item is recognized in net income.

Hedge accounting is discontinued when the hedging instrument expires or is sold, or it no longer qualifies for hedge accounting, and any gain or loss accumulated in equity at that time remains in equity and is recognized when the forecast transaction is ultimately recognized in net income. When a forecast transaction is no longer expected to occur, the gain or loss accumulated in equity is recognized immediately in net income.

3) Hedge of a net investment in foreign operations

Hedges of net investments in foreign operations are accounted for similarly to cash flow hedges. Any gain or loss on the hedging instrument relating to the effective portion of the hedge is recognized in equity while the gain or loss relating to the ineffective portion is recognized immediately in net income. The cumulated gain and loss in other comprehensive income is reclassified from equity to net income on the disposal or partial disposal of the foreign operations.

(13) Non-current assets held for sale group

The Bank classifies a non-current asset (or disposal group) as held for sale if its carrying amount will be recovered principally through a sale transaction rather than through continuing use. The Bank measures a non-current asset (or disposal group) classified as held for sale at the lower of its carrying amount and fair value less costs to sell.

(14) Compound financial instruments

The component parts of compound financial instruments issued by the Bank are classified separately as financial liabilities and equity in accordance with the substance of the contractual arrangement. At the date of issue, the fair value of the liability component is estimated using the prevailing market interest rate for a similar non-convertible instrument. This amount is recorded as a liability on an amortized cost basis using the effective interest rate method until extinguished upon conversion or at the instrument’s maturity date. The equity component is determined by deducting the amount of the liability component from the fair value of the compound instrument as a whole. This is recognized and included in equity and is not subsequently remeasured. The transaction cost related to the issuance of compound financial instrument is allocated to the liability and equity component proportionately to the amounts issued.

(15) Provisions

The Bank recognizes provisions if it has a present or contractual obligations as a result of a past event, it is probable that an outflow of resources will be required to settle the obligation, and the amount of the obligation is reliably estimated. Provisions are not recognized for future operating losses.

The Bank recognizes provisions related to the unused portion of point rewards earned by credit card customers, payment guarantees and litigations.

Where the Bank is required to restore a leased property that is used as a branch, to an agreed condition after the contractual term expires, the present value of expected amounts to be used to dispose, decommission or repair the facilities as an asset retirement obligation.

Where there are a number of similar obligations, the probability that an outflow will be required in settlement is determined by considering the obligations as a whole. Although the likelihood of outflow for any one item may be small, if it is probable that some outflow of resources will be needed to settle the obligations as a whole, a provision is recognized.

Provisions are recognized when the Company has a present obligation as a result of a past event, it is probable that the Company will be required to settle the obligation, and a reliable estimate can be made of the amount of the obligation.

The amount recognized as a provision is the present value of the best estimate of the consideration required to settle the present obligation at the end of the reporting period. The discount rate used in calculating the present value is the pre-tax discount rate taken into accounts the inherent risks and time value of the obligation, in the market. The increase in provisions due to the passage of time is recognized as interest expense.

(16) Equity capital

The Company recognizes common stock as equity and redeemable preferred stocks as a liability. Direct expenses related to the issuance of new shares or options are recognized as a deduction from equity, net of any tax effects.

If the Bank reacquires its own equity instruments, those instruments (“treasury shares”) are presented as a deduction from total equity. The gain or loss on the purchase, sale, issue, or cancellation of treasury shares is not recognized in net income but recognized directly in equity.

(17) Financial guarantee contracts

A financial guarantee contract refers to the contract that requires the issuer to pay the specified amounts to reimburse the holder for a loss because the specified debtor fails to make payment when due under original or revised contractual terms of debt instruments. The financial guarantee contract is measured on initial recognition at the fair value, and the fair value is amortized over the financial guarantee contractual term.

After initial recognition, financial guarantee contract is measured at the higher of:

•	the present value of expected payment amount due to the financial guarantee contract

•	initially recognized amount of financial guarantee contract less recognized accumulated amortization in accordance with K-IFRS 1018 ‘Revenue’.

(18) Interest income and expense recognition

The Bank recognizes interest income and expenses from HTM financial assets measured at amortized cost, loans and receivables, and other financial liabilities on an accrual basis using the effective interest rate method.

Effective interest rate method is the method of calculating the amortized cost of financial assets or liabilities and allocating the interest income or expense over the relevant period. The effective interest rate reconciles the expected future cash in and out through the expected life of financial instruments or shorter period if appropriate, and net carrying value of financial assets or liabilities. When calculating the effective interest rate, the Bank estimates future cash flows considering all contractual terms of the financial instruments such as prepayment option, except the loss on future credit risk. Also, the effective interest rate calculation reflects commission, points (only responsible for the effective interest rate) that are paid or earned between contracting parties, transaction costs, and other premiums and discounts.

(19) Dividends

Dividends are recognized as liabilities when it is approved by the shareholder.

(20) Employee benefits

1) Short-term employee benefits

The Bank recognizes the undiscounted amount of short-term employee benefits expecting payment in exchange for services when the employee renders the services. The Bank, also, recognizes relevant liabilities and expenses for the accumulating compensated absence when the services that increase the future paid-leave right are rendered. Expenses and liabilities for the accumulated absence are also recognized in the consideration for constructive obligation when the Bank pays a bonus.

2) Retirement benefits

The Bank offers a wide variety of retirement benefit plans and, in general, it raises the amounts computed based on actuarial assumptions through the payment regarding additional fund in which the insurance company or fiduciary manages.

The Bank operates both defined benefit plan and defined contribution plan. The defined contribution plan is the retirement benefit plans that pay the fixed amount of bonus to other fund organizations. The Bank does not have any legal or constructive obligations to make further payment even if it does not pay all employee benefits relating to employee service rendered to the Bank in the current and prior periods. Generally, defined benefit plans are based on factors such as the age, years of service, and salary.

For defined benefit plans, the liability recognized in the statement of financial position is the present value of the current defined benefit obligation at the end of each reporting date, less the fair value of plan assets, adjusted for unrecognized past service cost.

The defined benefit obligation is calculated on an annual basis by independent actuaries according to the projected unit credit method. The present value of defined benefit obligations is expressed in a currency in which retirement benefits will be paid and is calculated by discounting expected future cash outflows with the interest rate of high quality corporate bonds which maturity is similar to the payment date of retirement benefit obligations.

Actuarial gains and losses arising from the difference between changes in actuarial assumptions and what has actually occurred are recognized in net income in the period in which they occur.

Past service cost is reflected immediately in net income. However, past service cost is recognized as an expense on a straight-line basis over the vesting period when changes in retirement pension plan continues to require employees to remain on work duties during the vesting period.

Being connected to defined contribution plans, the Bank mandatorily, contractually, or voluntarily pays contributions to pension insurance plans, which are managed publicly or privately. The Bank has no payment obligations after contributions are paid. Contributions are recognized as employee benefit expense at a due date for payment. Prepaid contributions are recognized a decrease in future payment due to the excessive contributions or available refund as assets.

3) Termination benefits

Termination benefits are paid when employment is involuntarily terminated by the Bank before the normal retirement date or an employee accepts voluntary retirement in exchange for benefits. The Bank recognizes termination benefits when employment is terminated based on detailed formal plans or voluntary retirement is encouraged, providing termination benefits. Termination benefits are discounted at present value when they are due more than 12 months after the reporting date.

4) Profit-sharing and bonus plan

The Bank recognizes appropriate provisions and expenses considering profits related shareholders of the Bank after adjusting a specific sum of amounts. The Bank recognizes contractual obligations and obligations as a result of a past practice as provisions.

(21) Income tax expense

Income tax comprises current tax and deferred tax. Income tax is recognized in net income except to the extent that it relates to items recognized in other comprehensive income or directly in equity.

Current tax expenses are calculated based on the basis of tax laws that have been enacted by the reporting date or substantively enacted in the countries where the Bank operates and generates taxable income.

Deferred tax is recognized on temporary differences between the carrying amounts of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit. However, the Company does not recognize deferred tax arising on the initial recognition of an asset or a liability in a transaction that is not a business combination and that, at the time of the transaction, affects neither accounting profit nor taxable profit. Deferred taxes are determined using tax rates and laws that have been enacted by the reporting date—the date when the relevant deferred tax assets are realized and the deferred tax liabilities are settled—or substantially enacted.

Deferred tax assets are recognized if future taxable profits are probable so that the temporary differences can be used.

Deferred tax liabilities are provided on temporary differences arising on investments in subsidiaries and associates, except where the timing of the reversal of the temporary difference is controlled by the Bank and it is probable that the temporary difference will not reverse in the foreseeable future.

Deferred tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets against current tax liabilities and when the deferred taxes assets and liabilities relate to income taxes levied by the same taxation authority on either the taxable entity or different taxable entities where there is an intention either to settle the balances on a net basis or to realize the asset and settle the liability simultaneously.

(22) Origination fees and costs

The commission, which is part of the effective interest rate of loans, is accounted for deferred origination fees. Incremental cost related to the acquisition or disposal is accounted for deferred origination costs, and it is amortized on the effective interest method and included in interest revenues on loans.

(23) Loan sales

When the Bank disposes of loans based on valuations performed by a third party independent specialist (institution) using a reasonable and rational method, the difference between the book value and the selling price is recognized as gains and losses on disposal.

(24) Earnings per share (“EPS”)

Basic earnings per share is calculated by dividing net income from the statement of comprehensive income by the weighted average number of outstanding common shares, and diluted EPS is calculated by adjusted earnings and number of shares for the effects of all dilutive potential common shares.

(25) Accounting developments

The Group has not applied the following new and revised K-IFRS that have been issued but are not yet effective:

Amendments to K-IFRS 1107 ‘Disclosures – Transfers of Financial Assets’

The amendments to K-IFRS 1107 increase the disclosure requirements for transactions involving transfers of financial assets. These amendments are intended to provide greater transparency around risk exposures when a financial asset is transferred but the transferor retains some level of continuing exposure in the asset. It will be applied for annual periods beginning on or after July 1, 2011.

Amendments to K-IFRS 1012 ‘Deferred Tax – Recovery of Underlying Assets’

Under the amendments, investment properties that are measured using the fair value model in accordance with K-IFRS 1040 Investment Property and property and equipment that are measured using revaluation model in accordance with K-IFRS 1016 Property, plant and equipment are presumed to be recovered through sale for the purposes of measuring deferred taxes, unless the presumption is rebutted in certain circumstances. It will be applied for annual periods beginning on or after January 1, 2011.

Amendments to K-IFRS 1019 – ‘Employee Benefits’

The amendments to K-IFRS 1019 change the accounting for defined benefit plans and termination benefits. The most significant change relates to the accounting for changes in defined benefit obligations and plan assets when they occur, and hence eliminate the ‘corridor approach’ permitted under the previous version of K-IFRS 1019 and accelerate the recognition of past service costs. The amendments to K-IFRS 1019 are effective for annual periods beginning on or after January 1, 2013.

Legislation of K-IFRS 1113 ‘Fair Value Measurement’

K-IFRS 1113 establishes a single source of guidance for fair value measurements and disclosures about fair value measurements. K-IFRS 1113 is effective for annual periods beginning on or after January 1, 2013, with earlier application permitted.

The Bank anticipates that the amendments listed above may not have significant impact on the Bank’s separate financial statements.

(26) Others

1) Reclassification of gains (losses) on beneficiary certificates

For the year ended December 31, 2010 and the six months ended June 30, 2011, the Bank had classified its dividends from beneficiary certificates and gains (losses) on disposal of beneficiary certificates as other interest income on beneficiary certificates. Subsequent to the period, the Bank changed its classification for the dividends to dividend income on beneficiary certificates and gains (losses) on disposal of beneficiary certificates to and gains (losses) on disposal of AFS financial assets, respectively.

The effects of change for the three months ended March 31, 2011 and 2010 and six months ended June 30, 2011and 2010, respectively, are as follows (Korean Won in millions):

	2011				2010
	Three months ended March 31		Six months ended June 30		Three months ended March 31		Six months ended June 30
Net interest income	￦	(28,759)	￦	(85,151)	￦	(35,635)	￦	(91,232)
Dividend income		2,139		11,352		4,484		19,299
Gain (loss) on AFS financial assets		26,620		73,799		31,151		71,933

As a result of the reclassification as discussed above, the Bank retroactively adjusted the financial statements for the prior period and such reclassification did not have an effect on net assets and net income of the Bank.

2) Impairment loss on Kumho Industrial Co., Ltd.

According to the previous GAAP (“K-GAAP”), Statements of Korean Accounting Standards No. 2 ‘Interim Financial Reporting’, the impairment loss on financial assets should be recognized on a cumulative basis when the fair value of the investment is decreased more than 30 percent of the acquisition cost. During the 2010 interim period, ￦33,083 million of impairment loss on the investment in Kumho Industrial Co., Ltd. was recognized due to the decrease in its fair value more than 30 percent of the acquisition cost. The impairment loss recognized during the interim period was reversed for the year ended December 31, 2010 due to the increase in the fair value of Kumho Industrial Co., Ltd. in a subsequent period in accordance with the previous GAAP.

Based on K-IFRS adopted from the fiscal year beginning on January 1, 2010, the impairment losses on AFS financial assets recognized during the interim period cannot be reassessed on a cumulative basis. As such, the impairment loss on the financial assets recognized during the interim period due to the decrease in fair value of the AFS financial assets should not be reversed through net income when the fair value of the AFS financial assets is increased subsequently. The impairment losses amounting to any increase in the fair value of the AFS financial assets in a subsequent period should be recognized as other comprehensive income.

3) Reclassification of due from banks in foreign currencies

The Bank loaned to Woori Bank China (Limited) during January 2011 and recognized the loan as due from banks in foreign currencies as of March 31, 2011 and June 30, 2011, respectively. As of September 31, 2011, the Bank reclassifies the loans from due from banks in foreign currencies to inter-bank loans in foreign currencies.

The effects of change as of March 31 and June 30, 2011 are as follows (Korean Won in millions):

	2011
	As of March 31		As of June 30
Decrease in due from banks	￦	(22,144)	￦	(86,248)
Increase in inter-bank loans		22,144		86,248

As a result of reclassification, the Bank retroactively adjusted the financial statements for the prior period and such reclassification did not have an effect on net assets and net income of the Bank.

4) Change in the recognition of gains (losses) on transactions of derivatives

As for the application of previous GAAP, the Bank recorded gains (losses) on transactions of derivatives that For the year ended December 31, 2010, the Bank recognized gains (losses) on transactions of derivatives such as interest swap, currency swap and commodity swap based on the gross amount of the assets (liabilities) and the settlement amount, respectively. The Bank changed its recognition of gains (losses) on such transactions based on the net of the assets (liabilities) and settlement amount.

The effects of change for the year ended December 31, 2010 under previous GAAP are as follows (Korean Won in millions):

	2010
	Three months ended March 31		Six months ended June 30		Nine months ended September 30		The year ended December 31
Decrease in gains on transactions of derivatives	￦	(71,321)	￦	(120,273)	￦	(208,800)	￦	(262,991)
Decrease in losses on transactions of derivatives		(71,321)		(120,273)		(208,800)		(262,991)

As a result of the changes as discussed above, such changes did not have an effect on net assets and net income of the Bank for the year ended December 31, 2010.

Also, as for the application of credit default swap under previous GAAP, the Bank recorded gains (losses) on transactions of derivatives with total amount of assets (liabilities) and settlement amount, respectively. But for the nine months ended September 31, 2010, the Bank changed its recoding with the net amount of assets (liabilities) and settlement amount.

The effects of change for the three months and six months ended June 30, 2010 are as follows (Korean Won in millions):

	2010
	For the three months ended March 31		For the six months ended June 30
Decrease in gains on transactions of derivatives	￦	(86,007)	￦	(176,018)
Decrease in losses on transactions of derivatives		(86,007)		(176,018)

As a result of the changes as discussed above, such changes did not have an effect on net assets and net income of the Bank for the three months ended March 31, 2010 and six months ended June 30, 2010, respectively.

3.	SIGNIFICANT ACCOUNTING ESTIMATES AND ASSUMPTIONS

The significant accounting estimates and assumptions are continually evaluated and are based on historical experience and various factors including expectations of future events that are considered to be reasonable. Actual results can differ from those estimates based on such definitions. The following are the accounting estimates and assumptions that have a significant risk of causing changes to the carrying amounts of assets and liabilities within the next accounting period.

(1) Impairment of goodwill

The Bank performs impairment test of goodwill annually or more frequently when there is indication that a CGU may be impaired. Determining whether goodwill is impaired requires an estimation of the value in use of the CGU to which goodwill has been allocated. The value in use calculation requires the Bank’s management to estimate the future cash flows expected to arise from the CGU and a suitable discount rate in order to calculate present value.

(2) Fair value of financial instruments

The fair value of financial instruments that are not traded in an active market is determined by using valuation techniques. The Bank uses its judgment to select a variety of valuation techniques and make assumptions based on market conditions existing at the end of each reporting period.

(3) Impairment loss on financial assets

The Company individually recognizes an impairment loss on financial assets by assessing the occurrence of loss events or it assesses impairment for a group of financial assets with similar credit risk characteristics. Impairment loss for financial assets is the difference between such assets’ carrying value and the present value of estimated recoverable cash flows. The estimation of future cash flows requires management judgment.

4.	RISK MANAGEMENT

The Bank’s operating activity is exposed to various financial risks; hence, the Bank is required to analyze and assess the level of complex risks, determine the level of risks to be accepted, or to manage the risks.

The Bank’s risk management procedure is set for improvement in the quality of assets held and investments by making a decision about how to avoid or mitigate risks through the identification of the cause of the potential risk and its scope.

The Bank takes the approach to minimize the risk and maximize the profit by managing the risks acceptable to the Bank and eliminating the excessive risks of financial instruments. For this, the following procedures are performed: risk recognition, measurement and assessment, control, and monitoring and reporting.

The risk is managed by the risk management department based on the Bank’s policy. The Risk Management Committee of the Bank makes the decision on the risk strategy such as allocation of risk assets and limit settlement

(1) Credit risk

Credit risk represents the possibility of financial losses incurred when the counterparty fails to fulfill its contractual obligations. The goal of credit risk management is to maintain the credit risk exposure to a permissible degree and to optimize the rate of return considering such credit risk.

1) Credit risk management

The Bank considers the probability of failure in performing the obligation of its counterparties, credit exposure to the counterparty and the related default risk and the rate of default loss. The Bank uses the credit rating model to assess the possibility of counterparty’s default risk; and when assessing the obligor’s credit grade, the Bank utilizes credit grades derived using statistical methods.

2) Credit line management

In order to manage credit risk limit, the Bank establishes the appropriate credit line per obligor, company or industry and monitors obligors’ credit line, total exposures and loan portfolios when approving the loan.

3) Credit risk mitigation

The Bank mitigates credit risk resulting from the obligor’s credit condition by using financial and physical collateral, guarantees, netting agreements and credit derivatives. The Bank has adopted the entrapment method acknowledged by BASEL II standards to mitigate its credit risk. Credit risk mitigation is reflected in qualifying financial collateral, trade receivables, guarantees, residential and commercial real estate and other collaterals. The Bank regularly performs a revaluation of collateral reflecting such credit risk mitigation.

4) Maximum exposure to credit risk

The maximum exposures of financial instruments, excluding equity securities, to credit risk are as follow (Korean Won in millions):

		December 31, 2011		December 31, 2010		January 1, 2010
Loans and receivables	Government	￦	12,650,614	￦	9,109,902	￦	6,738,784
	Banks		7,961,339		6,846,908		7,884,985
	Corporation		83,900,992		79,412,041		82,454,841
	Consumer		82,284,585		77,900,685		76,019,409

	Sub-total		186,797,530		173,269,536		173,098,019

Financial assets at FVTPL	Short-term debt securities (*1)		7,618,885		7,253,798		7,870,940
	Derivative assets		3,360,490		3,470,540		3,919,955

	Sub-total		10,979,375		10,724,338		11,790,895

AFS financial assets	AFS debt securities (*1)		7,415,081		8,004,026		5,696,769
HTM financial assets	HTM debt securities		15,299,225		15,778,544		12,382,382
Derivative assets	Derivative assets		326,414		132,268		104,986
Off-balance	Guarantees		22,987,960		23,223,537		24,926,039
	Loan commitments		84,101,843		79,496,208		74,113,977

	Sub-total		107,089,803		102,719,745		99,040,016

	Total	￦	327,907,428	￦	310,628,457	￦	302,113,067

(*1)	Financial assets at FVTPL and AFS financial assets represent debt security amount only (Notes 7 and 8).

5) Credit risk of loans and receivables

The credit risk of loans and receivables by loan conditions are as follows (Unit: Korean Won in millions):

	December 31, 2011
	Korean treasury and government agencies		Banks		Corporates		Consumers		Total
Loans neither overdue nor impaired	￦	12,653,490	￦	7,967,479	￦	83,834,348	￦	81,086,351	￦	185,541,668
Loans overdue but not impaired		314		3,492		157,105		1,113,062		1,273,973
Impaired loans		—		—		2,624,717		493,081		3,117,798

Gross loans		12,653,804		7,970,971		86,616,170		82,692,494		189,933,439

Provisions for credit losses		3,190		9,632		2,715,178		407,909		3,135,909

Total, net	￦	12,650,614	￦	7,961,339	￦	83,900,992	￦	82,284,585	￦	186,797,530

	December 31, 2010
	Korean treasury and government agencies		Banks		Corporates		Consumers		Total
Loans neither overdue nor impaired	￦	9,112,178	￦	6,870,510	￦	77,124,755	￦	76,991,399	￦	170,098,842
Loans overdue but not impaired		832		852		142,084		893,812		1,037,580
Impaired loans		88		—		5,736,494		389,154		6,125,736

Gross loans		9,113,098		6,871,362		83,003,333		78,274,365		177,262,158

Provisions for credit losses		3,196		24,454		3,591,292		373,680		3,992,622

Total, net	￦	9,109,902	￦	6,846,908	￦	79,412,041	￦	77,900,685	￦	173,269,536

	January 1, 2010
	Korean treasury and government agencies		Banks		Corporates		Consumers		Total
Loans neither overdue nor impaired	￦	6,748,206	￦	7,907,275	￦	82,035,745	￦	75,070,701	￦	171,761,927
Loans overdue but not impaired		312		1,690		193,400		976,465		1,171,867
Impaired loans		—		—		2,864,813		325,465		3,190,278

Gross loans		6,748,518		7,908,965		85,093,958		76,372,631		176,124,072

Provisions for credit losses		9,734		23,980		2,639,117		353,222		3,026,053

Total, net	￦	6,738,784	￦	7,884,985	￦	82,454,841	￦	76,019,409	￦	173,098,019

a) Credit quality of loans and receivables

The Bank manages its loans and receivables that are neither overdue nor impaired through an internal rating system. The value of collateral held is the collateral-allocated amount used when calculating the respective provisions for credit losses. Segregation of credit quality is as follows (Unit: Korean Won in millions):

	December 31, 2011
	Korean treasury and government agencies		Banks		Corporates								Consumers		Total
					General business		Small and medium sized enterprise		Project financing		Sub-total
Investment grade (*1)	￦	12,649,787	￦	7,932,773	￦	35,103,371	￦	6,145,562	￦	3,263,526	￦	44,512,459	￦	74,090,612	￦	139,185,631
Non-investment grade (*2)		514		25,076		14,789,937		19,905,531		3,437,739		38,133,207		6,826,818		44,985,615

Total	￦	12,650,301	￦	7,957,849	￦	49,893,308	￦	26,051,093	￦	6,701,265	￦	82,645,666	￦	80,917,430	￦	184,171,246

Value of collateral		—		384,706		16,804,912		19,745,264		1,455,022		38,005,198		63,232,075		101,621,979

	December 31, 2010
	Korean treasury and government agencies		Banks		Corporates								Consumers		Total
					General business		Small and medium sized enterprise		Project financing		Sub-total
Investment grade (*1)	￦	9,108,483	￦	6,841,632	￦	27,038,134	￦	4,788,600	￦	2,783,096	￦	34,609,830	￦	69,939,100	￦	120,499,045
Non-investment grade (*2)		582		4,425		16,825,359		20,016,304		4,659,331		41,500,994		6,897,378		48,403,379

Total	￦	9,109,065	￦	6,846,057	￦	43,863,493	￦	24,804,904	￦	7,442,427	￦	76,110,824	￦	76,836,478	￦	168,902,424

Value of collateral		125		273,866		15,137,320		19,231,970		1,348,915		35,718,205		59,002,245		94,994,441

	January 1, 2010
	Korean treasury and government agencies		Banks		Corporates								Consumers		Total
					General business		Small and medium sized enterprise		Project financing		Sub-total
Investment grade (*1)	￦	6,738,136	￦	7,882,606	￦	28,047,851	￦	4,039,973	￦	2,655,260	￦	34,743,084	￦	67,956,641	￦	117,320,467
Non-investment grade (*2)		337		693		18,029,772		19,656,877		8,236,877		45,923,526		6,948,265		52,872,821

Total	￦	6,738,473	￦	7,883,299	￦	46,077,623	￦	23,696,850	￦	10,892,137	￦	80,666,610	￦	74,904,906	￦	170,193,288

Value of collateral		36,500		273,198		15,522,925		18,227,777		1,336,168		35,086,870		57,078,149		92,474,717

The Bank recognized an provision for credit losses, for loans and receivables neither overdue nor impaired, in the amount of ￦1,370,422 million, ￦1,196,418 million and ￦1,568,639 million as of December 31, 2011, 2010 and January 1, 2010, respectively, which is deducted from the loans and receivables that are neither overdue nor impaired.

(*1)	Classified from AAA to BBB for corporates, from level 1 to level 6 for consumers by the internal credit rating
(*2)	Classified from BBB- to C for corporates, from level 7 to level 10 for consumers by the internal credit rating

b) Aging analysis of loans and receivables

Aging analysis of loans and receivables that are overdue but not impaired are as follows:

The value of collateral held is the collateral-allocated amount used when calculating the respective provisions for credit losses (Unit: Korean Won in millions).

	December 31, 2011
Overdue	Korean treasury and government agencies		Banks		Business								Consumers		Total
					General business		Small and medium sized enterprise		Project financing		Sub-total
Less than 30 days	￦	313	￦	3,490	￦	38,414	￦	77,174	￦	7,709	￦	123,297	￦	892,779	￦	1,019,879
30~60 days		—		—		1,512		18,508		—		20,020		96,893		116,913
60~90 days		—		—		577		7,162		—		7,739		57,806		65,545

Total		313		3,490		40,503		102,844		7,709		151,056		1,047,478		1,202,337

Value of collateral		—		—		3,173		80,451		—		83,624		789,797		873,421

	December 31, 2010
Overdue	Korean treasury and government agencies		Banks		Business								Consumers		Total
					General business		Small and medium sized enterprise		Project financing		Sub-total
Less than 30 days	￦	832	￦	851	￦	34,906	￦	53,172	￦	—	￦	88,078	￦	749,334	￦	839,095
30~60 days		—		—		12,935		20,745		—		33,680		64,920		98,600
60~90 days		—		—		11,795		2,294		—		14,089		32,966		47,055

Total		832		851		59,636		76,211		—		135,847		847,220		984,750

Value of collateral		—		—		24,639		57,039		—		81,678		623,950		705,628

	January 1, 2010
Overdue	Korean treasury and government agencies		Banks		Business								Consumers		Total
					General business		Small and medium sized enterprise		Project financing		Sub-total
Less than 30 days	￦	311	￦	1,686	￦	83,233	￦	64,127	￦	—	￦	147,360	￦	817,644	￦	967,001
30~60 days		—		—		10,721		13,536		—		24,257		59,014		83,271
60~90 days		—		—		8,244		6,201		—		14,445		45,694		60,139

Total		311		1,686		102,198		83,864		—		186,062		922,352		1,110,411

Value of collateral		—		—		14,778		59,891		—		74,669		668,968		743,637

The Bank recognized an provisions for credit losses, for loans and receivables that are overdue but not impaired, in the amount of ￦71,636 million, ￦52,830 million and ￦61,456 million as of December 31, 2011, 2010 and January 1, 2010, respectively, which is deducted from the loans and receivables that are overdue but not impaired.

c) Individually impaired loans and receivables

Impaired loans and receivables are as follows (Unit: Korean Won in millions):

The collateral value held is the collateral-allocated amount used when calculating the respective provision for loan loss.

	December 31, 2011
	Korean treasury and government agencies		Banks		Corporates								Consumers		Total
					General business		Small and medium sized enterprise		Project financing		Sub-total
Impaired loans	￦	—	￦	—	￦	604,840	￦	393,998	￦	105,432	￦	1,104,270	￦	319,677	￦	1,423,947
Value of collateral		—		—		494,969		485,296		60,000		1,040,265		285,051		1,325,316

	December 31, 2010
	Korean treasury and government agencies		Banks		Corporates								Consumers		Total
					General business		Small and medium sized enterprise		Project financing		Sub-total
Impaired loans	￦	5	￦	—	￦	1,788,563	￦	342,096	￦	1,034,711	￦	3,165,370	￦	216,987	￦	3,382,362
Value of collateral		—		—		1,183,251		379,464		110,375		1,673,090		195,997		1,869,087

	January 1, 2010
	Korean treasury and government agencies		Banks		Corporates								Consumers		Total
					General business		Small and medium sized enterprise		Project financing		Sub-total
Impaired loans	￦	—	￦	—	￦	1,122,568	￦	320,516	￦	159,084	￦	1,602,168	￦	192,152	￦	1,794,320
Value of collateral		—		—		614,356		356,804		25,871		997,031		177,760		1,174,791

The Bank recognized an provision for credit losses, for impaired loans and receivables, in the amount of ￦1,693,851 million, ￦2,743,374 million and ￦1,395,958 million as of December 31, 2011, 2010 and January 1, 2010, respectively, which is deducted from the impaired loans and receivables.

6) Credit quality of debt securities

The Bank manages debt securities based on the external credit rating. Credit soundness of debt securities on the basis of External Credit Assessment Institution (“ECAI”)’s rating is as follows (Unit: Korean Won in millions):

December 31, 2011
	Held for trading		AFS securities		HTM securities		Total
AAA	￦	3,183,840	￦	7,026,800	￦	14,976,828	￦	25,187,468
AA- ~ AA+		4,226,820		293,094		320,625		4,840,539
BBB- ~ A+		208,225		95,187		1,772		305,184

Total	￦	7,618,885	￦	7,415,081	￦	15,299,225	￦	30,333,191

December 31, 2010
	Held for trading		AFS securities		HTM securities		Total
AAA	￦	2,242,260	￦	6,897,828	￦	14,857,253	￦	23,997,341
AA- ~ AA+		4,211,133		109,308		298,657		4,619,098
BBB- ~ A+		800,405		996,890		622,634		2,419,929

Total	￦	7,253,798	￦	8,004,026	￦	15,778,544	￦	31,036,368

January 1, 2010
	Held for trading		AFS securities		HTM securities		Total
AAA	￦	2,638,613	￦	4,615,227	￦	11,785,682	￦	19,039,522
AA- ~ AA+		4,728,949		248,107		270,047		5,247,103
BBB- ~ A+		503,378		833,435		326,653		1,663,466

Total	￦	7,870,940	￦	5,696,769	￦	12,382,382	￦	25,950,091

Held for trading and AFS financial assets represents debt securities amount only (Notes 7 and 8).

7) Geographical and industrial distribution of credit risk

a) Geographical distribution of credit risk

The geographical distribution of credit risk of financial asset is as follows (Unit: Korean Won in millions):

		December 31, 2011
		Korea		USA		UK		Japan		Others		Total
Loans and receivables	Korean treasury and government agencies	￦	12,650,614	￦	—	￦	—	￦	—	￦	—	￦	12,650,614
	Banks		6,451,502		54,044		377,874		10,312		1,067,607		7,961,339
	Corporates		80,205,222		671,006		433,509		492,721		2,098,534		83,900,992
	Consumers		82,246,727		—		17		32,022		5,819		82,284,585

	Sub-total		181,554,065		725,050		811,400		535,055		3,171,960		186,797,530

Financial assets at FVTPL	Short-term debt securities		7,618,885		—		—		—		—		7,618,885
AFS financial assets	AFS debt securities		7,411,720		—		—		—		3,361		7,415,081
HTM financial assets	HTM debt securities		15,297,453		—		—		—		1,772		15,299,225
Off-balance	Guarantee		21,292,601		192,153		108,222		51,742		1,343,242		22,987,960
	Loan commitments		84,033,076		—		—		19,488		49,279		84,101,843

	Sub-total		105,325,677		192,153		108,222		71,230		1,392,521		107,089,803

	Total	￦	317,207,800	￦	917,203	￦	919,622	￦	606,285	￦	4,569,614	￦	324,220,524

		December 31, 2010
		Korea		USA		UK		Japan		Others		Total
Loans and receivables	Korean treasury and government agencies	￦	9,109,902	￦	—	￦	—	￦	—	￦	—	￦	9,109,902
	Banks		5,899,058		162,289		152,105		4,505		628,951		6,846,908
	Corporates		75,274,286		790,081		537,516		536,438		2,273,720		79,412,041
	Consumers		77,677,118		20,125		7		27,924		175,511		77,900,685

	Sub-total		167,960,364		972,495		689,628		568,867		3,078,182		173,269,536

Financial assets at FVTPL	Short-term debt securities		7,253,798		—		—		—		—		7,253,798
AFS financial assets	AFS debt securities		8,004,026		—		—		—		—		8,004,026
HTM financial assets	HTM debt securities		15,778,544		—		—		—		—		15,778,544
Off-balance	Guarantee		22,478,663		94,301		68,634		48,057		533,882		23,223,537
	Loan commitments		79,385,050		56,945		—		1,593		52,620		79,496,208

	Sub-total		101,863,713		151,246		68,634		49,650		586,502		102,719,745

	Total	￦	300,860,445	￦	1,123,741	￦	758,262	￦	618,517	￦	3,664,684	￦	307,025,649

		January 1, 2010
		Korea		USA		UK		Japan		Others		Total
Loans and receivables	Korean treasury and government agencies	￦	6,738,784	￦	—	￦	—	￦	—	￦	—	￦	6,738,784
	Banks		7,045,629		226,157		91,372		6,381		515,446		7,884,985
	Corporates		77,896,504		890,482		741,505		496,560		2,429,790		82,454,841
	Consumers		75,991,637		1,359		8		23,548		2,857		76,019,409

	Sub-total		167,672,554		1,117,998		832,885		526,489		2,948,093		173,098,019

Financial assets at FVTPL	Short-term debt securities		7,870,940		—		—		—		—		7,870,940
AFS financial assets	AFS debt securities		5,696,769		—		—		—		—		5,696,769
HTM financial assets	HTM debt securities		12,382,382		—		—		—		—		12,382,382
Off-balance	Guarantee		24,209,152		76,501		67,104		66,085		507,197		24,926,039
	Loan commitments		73,972,464		16,539		—		30,622		94,352		74,113,977

	Sub-total		98,181,616		93,040		67,104		96,707		601,549		99,040,016

	Total	￦	291,804,261	￦	1,211,038	￦	899,989	￦	623,196	￦	3,549,642	￦	298,088,126

b) Industrial distribution of credit risk

The industrial distribution of credit risk of financial asset is as follows (Unit: Korean Won in millions):

		December 31, 2011
		Service		Manufacturing		Others		Total
Loans and receivables	Korean treasury and government agencies	￦	12,587,950	￦	—	￦	62,664	￦	12,650,614
	Banks		7,524,425		80		436,834		7,961,339
	Corporates		39,329,215		34,206,890		10,364,887		83,900,992
	Consumers		7,509,370		1,770,494		73,004,721		82,284,585

	Sub-total		66,950,960		35,977,464		83,869,106		186,797,530

Financial assets at FVTPL	Short-term debt securities		6,222,279		76,139		1,320,467		7,618,885
AFS securities	AFS debt securities		4,787,166		20,436		2,607,479		7,415,081
HTM securities	HTM debt securities		9,622,915		—		5,676,310		15,299,225
Off-balance	Guarantee		7,564,845		11,576,577		3,846,538		22,987,960
	Loan commitments		19,975,619		25,935,041		38,191,183		84,101,843

	Sub-total		27,540,464		37,511,618		42,037,721		107,089,803

	Total	￦	115,123,784	￦	73,585,657	￦	135,511,083	￦	324,220,524

		December 31, 2010
		Service		Manufacturing		Others		Total
Loans and receivables	Korean treasury and government agencies	￦	8,472,457	￦	—	￦	637,445	￦	9,109,902
	Banks		6,503,275		1,525		342,108		6,846,908
	Corporates		39,753,126		31,384,093		8,274,822		79,412,041
	Consumers		7,711,877		1,761,400		68,427,408		77,900,685

	Sub-total		62,440,735		33,147,018		77,681,783		173,269,536

Financial assets at FVTPL	Short-term debt securities		4,885,511		69,069		2,299,218		7,253,798
AFS securities	AFS debt securities		4,855,360		20,038		3,128,628		8,004,026
HTM securities	HTM debt securities		10,587,203		—		5,191,341		15,778,544
Off-balance	Guarantee		6,441,564		13,209,338		3,572,635		23,223,537
	Loan commitments		17,019,197		26,677,540		35,799,471		79,496,208

	Sub-total		23,460,761		39,886,878		39,372,106		102,719,745

	Total	￦	106,229,570	￦	73,123,003	￦	127,673,076	￦	307,025,649

		January 1, 2010
		Service		Manufacturing		Others		Total
Loans and receivables	Korean treasury and government agencies	￦	6,452,179	￦	—	￦	286,605	￦	6,738,784
	Banks		5,466,702		69		2,418,214		7,884,985
	Corporates		41,578,924		30,822,401		10,053,516		82,454,841
	Consumers		8,134,534		1,876,931		66,007,944		76,019,409

	Sub-total		61,632,339		32,699,401		78,766,279		173,098,019

Financial assets at FVTPL	Short-term debt securities		5,251,970		114,577		2,504,393		7,870,940
AFS securities	AFS debt securities		2,458,968		57,870		3,179,931		5,696,769
HTM securities	HTM debt securities		10,582,294		—		1,800,088		12,382,382
Off-balance	Guarantee		5,856,388		14,689,322		4,380,329		24,926,039
	Loan commitments		15,983,275		24,913,962		33,216,740		74,113,977

	Sub-total		21,839,663		39,603,284		37,597,069		99,040,016

	Total	￦	101,765,234	￦	72,475,132	￦	123,847,760	￦	298,088,126

(2) Market risk

Market risk is the possible risk of loss arising from trading activities in the volatility of market factors such as interest rates, stock prices, and foreign exchange rates. Market risk occurs as a result of changes in the interest rates and foreign exchange rates for financial instruments that are not yet settled, and all contracts are exposed to a certain level of volatility according to the interest rates, credit spreads, foreign exchange rates and the price of equity securities.

1) Market risk management

For trading activities, the Bank avoids, bears or mitigates risks by identifying the underlying source of risks, measuring parameters and evaluating their appropriateness.

2) Market risk measurement

The Bank uses both standard-based and internal model-based approach to measure market risk. A standard risk measurement model is used to calculate individual market risk of owned capital while internal risk measurement model is used to calculate general capital market risk and it is used to measure internal risk management measure. The Risk Management Committee allocates owned capital to market risk. The Risk Management department measures the Value at Risk (“VaR”, maximum losses) limit by department and risk factor and loss limit on a daily basis and reports regularly to the Risk Management committee.

3) Risk Control

At the beginning of each year, the Risk Management Committee establishes the VaR limit, loss limit and risk capital limit for its management purposes. Limit by investment desk/dealer is independently managed to the extent of the limit given to each departments of the Bank and the limit by investment and loss cut is managed by risk management personnel with the department.

4) Sensitivity analysis of market risk

The Bank performs sensitivity analysis for both trading and non-trading activities. For trading activities, the Bank uses a VaR model which uses certain assumptions of possible fluctuations in market condition and, by conducting simulations of gains and losses, under which the model estimates the maximum losses that may occur. A VaR model predicts based on statistics of possible losses on the portfolio at a certain period currently or in the future. It indicates the maximum expected loss with at least 99% credibility. In short, there exists a one percent possibility that the actual loss might exceed the predicted loss generated from the VaR’s calculation. The actual results are periodically monitored to examine the validity of the assumptions and variables and factors that are used in VaR’s calculations. However, this approach cannot prevent the loss when the market fluctuation exceeds expectation.

For non-trading activities, the Bank uses Net Interest Income (“NII”) and Net Present Value (“NPV”) calculated using the simulation method. NII is a profit based indicator for displaying the profit changes in short term due to the short term interest change. It will be estimated as subtracting the interest expenses of liabilities from the interest income of the assets. NPV is an indicator for displaying the risk in economical view according to the unfavorable changes related to the interest rate. It will be estimated as subtracting the present value of liabilities from the present value of the asset.

a) Trading activities

The minimum, maximum and average VaR for the years ended December 31, 2011 and 2010, respectively, and the VaR as of December 31, 2011 and 2010, respectively, are as follows (Unit: Korean Won in millions):

	As of December 31, 2011		For the year ended December 31, 2011						As of December 31, 2010		For the year ended December 31, 2010
Risk factor			Average		Maximum		Minimum				Average		Maximum		Minimum
Interest rate	￦	5,066	￦	5,113	￦	7,471	￦	2,878	￦	3,770	￦	12,321	￦	25,873	￦	3,172
Stock price		2,978		3,947		5,608		1,666		1,518		3,455		10,775		1,073
Foreign currencies		2,745		3,332		6,378		1,307		3,672		8,859		23,970		2,260
Commodity		3		134		773		2		13		728		2,733		9
Total risk		4,402		5,724		9,304		3,331		3,520		6,478		19,615		2,817

b) Non-trading activities

The NII and NPV calculated using the simulation method for the Bank and scenario responding to the interest rate (“IR”) changes are as follows (Korean Won in millions):

	December 31, 2011				December 31, 2010				January 1, 2010
Name of scenario	NII		NPV		NII		NPV		NII		NPV
Base case	￦	4,847,157	￦	9,959,680	￦	4,714,886	￦	13,190,046	￦	4,638,392	￦	8,092,561
Base case (Prepay)		4,854,853		9,888,213		4,713,200		13,284,866		4,641,414		8,160,440
IR 100bp up		5,058,817		10,024,288		4,955,045		13,732,478		4,932,712		8,775,033
IR 100bp down		4,591,337		9,919,359		4,440,017		12,599,870		4,328,263		7,355,999
IR 200bp up		5,270,475		10,109,169		5,195,214		14,236,218		5,227,386		9,412,624
IR 200bp down		4,250,434		9,908,073		4,074,068		11,951,157		3,921,575		6,556,060
IR 300bp up		5,482,132		10,210,623		5,435,381		14,707,831		5,521,692		10,011,651
IR 300bp down		3,819,889		9,933,831		3,493,984		11,230,268		3,255,440		5,667,931

5) Other market risk

a) Interest rate risk

The Bank estimates and manages risks related to changes in interest rate due to the difference in the sensitivity of interest-yielding assets and the sensitivity of liabilities. Cash flows of principal amounts and interests from interest bearing assets and liabilities by repricing date are as follows (Unit: Korean Won in millions):

		December 31, 2011
		Within 3 months		3 to 6 months		6 to 9 months		9 to 12 months		1 to 5 years		5 years ~		Total
Asset	Loans and receivables	￦	133,088,604	￦	22,102,649	￦	3,291,105	￦	4,248,402	￦	8,815,426	￦	5,211,668	￦	176,757,851
	AFS financial assets		1,743,754		1,241,435		1,702,176		2,739,120		4,864,003		421,820		12,712,308
	HTM financial assets		3,680,166		2,521,177		1,068,972		873,957		8,050,517		94,263		16,289,052

	Total	￦	138,512,524	￦	25,865,261	￦	6,062,253	￦	7861,479	￦	21,729,943	￦	5,727,751	￦	205,759,211

Liability	Deposits due to customers	￦	90,620,944	￦	20,844,001	￦	16,568,562	￦	14,436,787	￦	19,942,584	￦	7,503	￦	162,420,381
	Borrowings		11,432,505		1,879,780		490,643		2,194,573		2,120,466		681,905		18,799,872
	Debentures		4,769,779		1,258,482		994,622		2,109,096		11,120,312		1,264,908		21,517,199

	Total	￦	106,823,228	￦	23,982,263	￦	18,053,827	￦	18,740,456	￦	33,183,362	￦	1,954,316	￦	202,737,452

		December 31, 2010
		Within 3 months		3 to 6 months		6 to 9 months		9 to 12 months		1 to 5 years		5 years ~		Total
Asset	Loans and receivables	￦	137,074,131	￦	15,722,471	￦	2,816,368	￦	3,197,859	￦	6,441,375	￦	1,267,822	￦	166,520,026
	AFS financial assets		1,416,246		2,122,060		715,120		2,188,497		3,382,639		393,111		10,217,673
	HTM financial assets		3,801,425		215,728		913,368		1,923,164		9,352,512		74,749		16,280,946

	Total	￦	142,291,802	￦	18,060,259	￦	4,444,856	￦	7,309,520	￦	19,176,526	￦	1,735,682	￦	193,018,645

Liability	Deposits due to customers	￦	88,223,343	￦	18,567,680	￦	16,849,257	￦	14,069,244	￦	18,412,021	￦	13,761	￦	156,135,306
	Borrowings		10,526,515		2,138,470		468,668		1,212,670		3,169,692		716,054		18,232,069
	Debentures		3,482,515		1,156,547		971,657		1,907,841		13,632,342		3,545,361 ,		24,696,263

	Total	￦	102,232,373	￦	21,862,697	￦	18,289,582	￦	17,189,755	￦	35,214,055	￦	4,275,176	￦	199,063,638

		January 1, 2010
		Within 3 months		3 to 6 months		6 to 9 months		9 to 12 months		1 to 5 years		5 years ~		Total
Asset	Loans and receivables	￦	150,133,141	￦	11,085,606	￦	3,432,289	￦	2,907,648	￦	7,391,237	￦	1,474,807	￦	176,424,728
	AFS financial assets		548,990		488,872		665,822		1,101,474		3,939,050		437,228		7,181,436
	HTM financial assets		2,820,485		1,127,397		716,842		2,373,555		5,667,303		65,149		12,770,731

	Total	￦	153,502,616	￦	12,701,875	￦	4,814,953	￦	6,382,677	￦	16,997,590	￦	1,977,184	￦	196,376,895

Liability	Deposits due to customers	￦	88,926,604	￦	14,906,231	￦	13,918,955	￦	14,503,457	￦	16,964,058	￦	71,745	￦	149,291,050
	Borrowings		12,927,681		1,499,552		475,906		890,419		3,773,160		774,686		20,341,404
	Debentures		3,533,381		2,938,807		2,450,879		3,252,932		9,891,762		2,403,574		24,471,335

	Total	￦	105,387,666	￦	19,344,590	￦	16,845,740	￦	18,646,808	￦	30,628,980	￦	3,250,005	￦	194,103,789

Repricing date is defined as the date which interest rates of operational funds and procuring funds can be re-adjusted before the expiration date. Analysis based on interest expirations is used to analyze assets and liabilities that cause interest margins and interest costs. However, loans and receivable account that are not expected to have interest cash flow due to impairment and other circumstances are excluded from the analysis.

b) Currency risk

Currency risk occurs from the financial instrument denominated in a foreign currency other than the functional currencies. Therefore, no currency risk arises from non-monetary items or financial instruments denominated in the functional currency.

Financial instruments in foreign currencies exposed to currency risk are as follows (Unit: USD in millions, JPY in millions, CNY in millions, EUR in millions and Korean Won in millions):

		December 31, 2011
		USD			JPY			CNY			EUR			Others		Total
		Foreign currency	Won equivalent		Foreign currency	Won equivalent		Foreign currency	Won equivalent		Foreign currency	Won equivalent		Won equivalent		Won equivalent
Asset	Loans and receivables	17,523	￦	20,209,385	256,774	￦	3,813,501	122	￦	22,265	811	￦	1,211,632	￦	1,653,683	￦	26,910,466
	Financial assets at FVTPL	347		400,498	233		3,467	—		—	1		1,375		—		405,340
	AFS financial assets	67		77,433	1,102		16,362	—		—	15		22,050		27,033		142,878
	HTM financial assets	—		—	—		—	—		—	—		—		1,772		1,772

	Total	17,937	￦	20,687,316	258,109	￦	3,833,330	122	￦	22,265	827	￦	1,235,057	￦	1,682,488	￦	27,460,456

Liability	Financial liabilities at FVTPL	424	￦	489,411	1,766	￦	26,226	—	￦	—	2	￦	2,667	￦	—	￦	518,304
	Deposits	4,483		5,169,685	62,490		928,084	82		15,053	220		328,989		352,674		6,794,485
	Borrowings	7,420		8,557,517	118,747		1,763,584	—		2	848		1,266,723		388,339		11,976,165
	Debentures	3,809		4,392,959	50,019		742,856	—		—	—		—		274,503		5,410,318
	Other financial liabilities	2,412		2,782,303	22,428		333,090	—		13	369		551,453		192,400		3,859,259

	Total	18,548	￦	21,391,875	255,450	￦	3,793,840	82	￦	15,068	1,439	￦	2,149,832	￦	1,207,916	￦	28,558,531

	Off-balance	11,456	￦	13,211,634	31,236	￦	463,899	92	￦	16,800	625	￦	934,176	￦	558,333	￦	15,184,842

		December 31, 2010
		USD			JPY			CNY			EUR			Others		Total
		Foreign currency	Won equivalent		Foreign currency	Won equivalent		Foreign currency	Won equivalent		Foreign currency	Won equivalent		Won equivalent		Won equivalent
Asset	Loans and receivables	13,493	￦	15,367,639	252,825	￦	3,532,174	83	￦	14,305	882	￦	1,334,862	￦	1,553,495	￦	21,802,475
	Financial assets at FVTPL	378		430,768	403		5,629	—		—	—		322		—		436,719
	AFS financial assets	113		138,166	2,030		22,456	—		—	13		22,059		39,246		221,927
	HTM financial assets	—		—	—		—	—		—	—		—		1,769		1,769

	Total	13,984	￦	15,936,573	255,258	￦	3,560,259	83	￦	14,305	895	￦	1,357,243	￦	1,594,510	￦	22,462,890

Liability	Financial liabilities at FVTPL	1,518	￦	1,726,729	1,732	￦	24,195	—	￦	—	1	￦	1,024	￦	—	￦	1,751,948
	Deposits	3,810		4,339,691	45,357		633,667	8		1,449	154		232,735		317,446		5,524,988
	Borrowings	5,678		6,467,225	117,647		1,643,623	—		—	650		983,349		428,164		9,522,361
	Debentures	3,556		4,050,173	10,000		139,708	—		—	—		—		258,545		4,448,426
	Other financial liabilities	774		881,131	10,988		153,509	—		27	25		37,738		32,937		1,105,342

	Total	15,336	￦	17,464,949	185,724	￦	2,594,702	8	￦	1,476	830	￦	1,254,846	￦	1,037,092	￦	22,353,065

	Off-balance	11,131	￦	12,677,259	34,275	￦	478,851	233	￦	40,139	696	￦	1,053,856	￦	554,811	￦	14,804,916

		January 1, 2010
		USD			JPY			CNY			EUR			Others		Total
		Foreign currency	Won equivalent		Foreign currency	Won equivalent		Foreign currency	Won equivalent		Foreign currency	Won equivalent		Won equivalent		Won equivalent
Asset	Loans and receivables	14,190	￦	16,567,804	255,896	￦	3,231,510	66	￦	11,354	846	￦	1,416,141	￦	1,208,268	￦	22,435,077
	Financial assets at FVTPL	385		449,407	303		3,820	—		—	1		1,810		—		455,037
	AFS financial assets	325		379,944	4,690		59,225	—		—	58		97,649		41,620		578,438
	HTM financial assets	44		51,374	—		—	—		—	—		—		1,662		53,036

	Total	14,944	￦	17,448,529	260,889	￦	3,294,555	66	￦	11,354	905	￦	1,515,600	￦	1,251,550	￦	23,521,588

Liability	Financial liabilities at FVTPL	1,925	￦	2,247,206	1,249	￦	15,776	—	￦	—	2	￦	3,869	￦	—	￦	2,266,851
	Deposits	4,804		5,608,821	55,031		694,945	—		8	340		569,009		349,249		7,222,032
	Borrowings	6,991		8,162,215	57,131		721,464	—		—	201		336,604		191,282		9,411,565
	Debentures	2,958		3,453,639	10,000		126,282	—		—	300		502,284		180,629		4,262,834
	Other financial liabilities	682		795,940	3,272		41,322	—		—	70		117,800		43,427		998,489

	Total	17,360	￦	20,267,821	126,683	￦	1,599,789	—	￦	8	913	￦	1,529,566	￦	764,587	￦	24,161,771

	Off-balance	11,172	￦	13,043,853	40,622	￦	512,978	—	￦	—	819	￦	1,371,934	￦	605,370	￦	15,534,135

(3) Liquidity risk

Liquidity risk refers to the risk that the Bank may encounter difficulties in meeting obligations from its financial liabilities.

1) Liquidity risk management

Liquidity risk management is to prevent potential cash shortage as a result of mismatching the use of funds (assets) and sources of funds (liabilities) or unexpected cash outflows.

Assets and liabilities are grouped by account under Asset Liability Management (“ALM”) in accordance with the characteristics of the account. The Bank manages liquidity risk by identifying maturity gap and such gap ratio through various cash flows analysis (i.e. based on remaining maturity and contract period, etc.); while maintaining the gap ratio at or below the target limit.

2) Maturity analysis of non-derivative financial liabilities

a) The Bank’s maturity analysis of non-derivative financial liabilities, cash flows of principals and interests, by remaining contractual maturities are as follows (Unit: Korean Won in millions):

	December 31, 2011
	Within 3 months		3 to 6 months		6 to 9 months		9 to 12 months		1 to 5 years		5 years ~		Total
Financial liabilities at FVTPL	￦	5,835	￦	5,898	￦	5,900	￦	4,330	￦	210,341	￦	191,757	￦	424,061
Deposits due to customers		94,950,594		17,214,763		14,888,125		32,496,385		4,458,196		795,430		164,803,493
Borrowings		10,496,362		2,135,391		759,833		2,488,668		2,746,123		678,892		19,305,269
Debentures		3,173,674		1,252,085		924,091		2,177,705		12,484,034		1,906,321		21,917,910
Other financial liabilities		10,752,737		—		—		—		—		3,963,631		14,716,368

Total	￦	119,379,202	￦	20,608,137	￦	16,577,949	￦	37,167,088	￦	19,898,694	￦	7,536,031	￦	221,167,101

	December 31, 2010
	Within 3 months		3 to 6 months		6 to 9 months		9 to 12 months		1 to 5 years		5 years ~		Total
Financial liabilities at FVTPL	￦	6,952	￦	38,770	￦	7,745	￦	38,083	￦	499,475	￦	1,375,818	￦	1,966,843
Deposits due to customers		85,833,924		15,334,443		15,711,147		33,638,945		5,840,141		798,290		157,156,890
Borrowings		9,047,005		2,752,693		610,201		1,485,583		3,694,505		713,096		18,303,083
Debentures		792,739		1,159,677		1,586,776		2,027,009		14,731,841		6,449,049		26,747,091
Other financial liabilities		4,014,083		—		—		—		73,371		2,538,276		6,625,730

Total	￦	99,694,703	￦	19,285,583	￦	17,915,869	￦	37,189,620	￦	24,839,333	￦	11,874,529	￦	210,799,637

	January 1, 2010
	Within 3 months		3 to 6 months		6 to 9 months		9 to 12 Months		1 to 5 years		5 years ~		Total
Financial liabilities at FVTPL	￦	11,123	￦	43,379	￦	82,028	￦	42,644	￦	444,563	￦	1,762,125	￦	2,385,862
Deposits due to customers		77,220,369		12,536,948		14,911,578		38,977,718		6,031,429		762,684		150,440,726
Borrowings		11,352,956		1,966,997		877,921		972,384		4,505,404		769,063		20,444,725
Debentures		1,919,925		3,203,651		2,405,116		3,725,459		10,182,920		2,324,423		23,761,494
Other financial liabilities		3,377,749		—		58,880		—		—		3,065,627		6,502,256

Total	￦	93,882,122	￦	17,750,975	￦	18,335,523	￦	43,718,205	￦	21,164,316	￦	8,683,922	￦	203,535,063

Above maturity analysis includes both principal and interest cash flows by contractual maturities.

b) Cash flows of principals and interests by expected maturities of non-derivative financial liabilities are as follows (Unit: Korean Won in millions):

	December 31, 2011
	Within 3 months		3~6 months		6~9 months		9~12 months		1~5 years		5 years~		Total
Financial liabilities at FVTPL	￦	5,835	￦	5,898	￦	5,900	￦	4,330	￦	210,341	￦	191,757	￦	424,061
Deposits due to customers		106,622,044		21,880,158		15,283,412		16,252,824		3,609,510		437,648		164,085,596
Borrowings		10,496,362		2,135,391		759,833		2,488,668		2,746,123		678,892		19,305,269
Debentures		3,173,674		1,252,085		924,091		2,177,705		12,484,034		1,906,321		21,917,910
Other financial liabilities		10,752,737		—		—		—		—		3,963,631		14,716,368

Total	￦	131,050,652	￦	25,273,532	￦	16,973,236	￦	20,923,527	￦	19,050,008	￦	7,178,249	￦	220,449,204

	December 31, 2010
	Within 3 months		3~6 months		6~9 months		9~12 months		1~5 years		5 years~		Total
Financial liabilities at FVTPL	￦	6,952	￦	38,770	￦	7,745	￦	38,083	￦	499,475	￦	1,375,818	￦	1,966,843
Deposits due to customers		105,788,420		20,264,807		13,493,228		12,350,615		4,080,055		415,449		156,392,574
Borrowings		9,047,005		2,752,693		610,201		1,485,583		3,694,505		713,096		18,303,083
Debentures		792,739		1,159,677		1,586,776		2,027,009		14,731,841		6,449,049		26,747,091
Other financial liabilities		4,014,083		—		—		—		73,371		2,538,276		6,625,730

Total	￦	119,649,199	￦	24,215,947	￦	15,697,950	￦	15,901,290	￦	23,079,247	￦	11,491,688	￦	210,035,321

	January 1, 2010
	Within 3 months		3~6 months		6~9 months		9~12 months		1~5 years		5 years~		Total
Financial liabilities at FVTPL	￦	11,123	￦	43,379	￦	82,028	￦	42,644	￦	444,563	￦	1,762,125	￦	2,385,862
Deposits due to customers		99,076,568		17,899,590		13,129,914		14,853,536		4,192,392		466,064		149,618,064
Borrowings		11,352,956		1,966,997		877,921		972,384		4,505,404		769,063		20,444,725
Debentures		1,919,925		3,203,651		2,405,116		3,725,459		10,182,920		2,324,423		23,761,494
Other financial liabilities		3,377,749		—		58,880		—		—		3,065,627		6,502,256

Total	￦	115,738,321	￦	23,113,617	￦	16,553,859	￦	19,594,023	￦	19,325,279	￦	8,387,302	￦	202,712,401

Above maturity analysis includes both interest and principal cash flows by expected maturities.

c) Maturity analysis of derivative financial liabilities is as follows (Unit: Korean Won in millions):

	Remaining maturity
	Within 3 months		3 to 6 months		6 to 9 months		9 to 12 months		1 to 5 years		5 years ~		Total
December 31, 2011	￦	3,184,875	￦	(1,992)	￦	5,964	￦	(2,450)	￦	5,940	￦	—	￦	3,192,337
December 31, 2010		3,207,068		(1,549)		2,881		(1,711)		16,716		3,411		3,226,816
January 1, 2010		4,000,926		(8,539)		3,291		(4,081)		50,952		13,297		4,055,846

Derivatives held for trading are not managed by contractual maturity as they are held for trading or redemption before maturity. Therefore, they are included in the ‘within 3 months’. Cash flows of derivatives instrument held for fair value hedging or cash flow hedging are estimated by cash inflows and outflows.

d) Maturity analysis of off-balance sheet accounts is as follows (Unit: Korean Won in millions):

Guarantees and loan commitments like guarantees for debenture issuance and guarantees for loans which are financial guarantee provided by the Bank has expiration dates. However, in case of request of transaction counterparty, the Bank will carry out a payment immediately. Details of off-balance sheet accounts are as follows (Unit: Korea Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Guarantees	￦	22,987,960	￦	23,223,537	￦	24,926,039
Loan commitments		84,101,843		79,496,208		74,113,977

The above amounts are stated at gross of related provisions.

(4) Operational risk

The Bank defines operational risk as the risk that could cause a negative effect on capital resulting from inadequate internal process, labor work and systematic problem or external factors.

1) Operational risk management

The Bank has been running the operational risk management system under Basel II . The Bank developed advanced measurement approached to quantify required capital for operational risk. This system is used for reinforcement in foreign competitions, reducing the amount of risk capitals, managing the risk, and precaution for any unexpected occasions. This system has been tested by the independent third party, and this system approved by the Financial Supervisory Service.

2) Operational risk measurement

To quantify required capital for operational risk, the Bank applies advanced measurement approach using of internal loss data, business environment and internal control factors and scenario analysis. For the risk management over subsidiaries of the Bank, the Bank uses the basic indicator approach.

(5) Capital management

The Bank follows the capital adequacy standard suggested by the Financial Supervisory Service. This standard is based on Basel II from 2004, which has been adopted in Korea since 2008. In accordance with banking regulations, the Bank is required to maintain a minimum 8% of capital adequacy ratio for assets with high capital risk over 8%.

According to the Banking Supervision by Laws Enforcement, the entity’s capital can be clarified into two kinds.

•	Tier 1 capital (Basic capital): Basic capital consists of the capital, capital surplus, retained earnings, the entity’s non-controlling interest (hybrid capital security included), exchange differences in other accumulated comprehensive incomes.

•	Tier 2 capital (Supplement capital): Supplement capital includes revaluation reserves, gains on valuation of AFS securities, 45% of share of other comprehensive income on investment in associates, 70% of the existing revaluation gain of fixed assets of the retained earnings, subordinated term debt more than 5 years, the provision for credit losses under banking supervision regulations.

Risk Weighted Assets is the Bank’s assets weighted according to credit risk; errors caused by internal process problems, external occasions and danger of the change in market. The entity calculates risk weighted assets to obey the banking supervisory’s detailed enforcement and BIS percentage to predict the equity capital by adding the basic and complementary capital total.

The Bank makes measures to cope with certain level of loss caused by accumulating the equity capital that is exposed to the risk. The Bank is testing and using not only the BIS percentage, which is the minimum regulation standard, but also it is using internal standards. An evaluation on capital adequacy is performed to calculate the gap between available capital and economic capital. In addition, analysis on emergent incidents and additional capital requirements are added and applied. The capital adequacy is evaluated for both supervisory and internal management purpose in accordance with the comparison of unexpected loss and the available capital. If the test result from internal capital adequacy shows lack of available capital, the Bank is committed to expanding the equity capital and reinforcement of the risk management.

Details of the Bank’s capital adequacy ratio as of December 31, 2011 based on K-IFRS are as follows (Unit: Korean Won in millions):

	December 31, 2011
Basic capital	￦	15,061,543
Supplement capital		4,268,852

		19,330,395

Risk weighted assets		140,290,486

Capital adequacy ratio		13.78%

Details of the Bank’s capital adequacy ratio as of December 31, 2010 and January 1, 2010 based on K-GAAP are as follows (Unit: Korean Won in millions):

	December 31, 2010		January 1, 2010
Basic capital	￦	15,051,571	￦	14,211,015
Supplement capital		4,286,821		5,452,417

		19,338,392		19,663,432

Risk weighted assets		131,997,531		136,662,418

Capital adequacy ratio		14.65%		14.39%

5.	OPERATING SEGMENTS

The Bank’s reporting segment comprises consumer banking, corporate banking, investment banking, capital market, and headquarters and others. The reportable segments are classified based on the target customer for whom the service is being provided.

The details of operating segment are as follows (Unit: Korean Won in millions):

	December 31, 2011
	Consumer banking		Corporate banking		Investment banking		Capital market		Headquarters and others		Sub-total		Inter-segment transaction		Total
Assets	￦	66,573,578	￦	92,128,495	￦	8,372,199	￦	21,961,041	￦	48,965,026	￦	238,000,339	￦	(8,800)	￦	237,991,539
Liabilities		66,410,452		99,911,272		94,973		13,594,388		39,628,422		219,639,507		233,724		219,873,231

	December 31, 2010
	Consumer banking		Corporate banking		Investment banking		Capital market		Headquarters and others		Sub-total		Inter-segment transaction		Total
Assets	￦	61,978,537	￦	88,524,168	￦	8,271,104	￦	18,549,009	￦	45,518,141	￦	222,840,959	￦	1,578,789	￦	224,419,748
Liabilities		61,965,242		99,554,678		106,981		10,508,096		34,779,513		206,914,510		(38,971)		206,875,539

	January 1, 2010
	Consumer banking		Corporate banking		Investment banking		Capital market		Headquarters and others		Sub-total		Inter-segment transaction		Total
Assets	￦	60,511,217	￦	92,126,807	￦	8,917,312	￦	17,883,261	￦	43,852,966	￦	223,291,563	￦	33,974	￦	223,325,537
Liabilities		57,397,078		98,976,060		332,950		11,337,944		40,235,987		208,280,019		(1,902,383)		206,377,636

The components of operating segment are as follows(Unit: Korean Won in millions):

	For the year ended December 31, 2011
	Consumer banking		Corporate banking		Investment banking		Capital market		Headquarters and others		Sub-total		Inter-segment transaction		Total
Net interest income
Interest income	￦	4,049,332	￦	5,203,936	￦	344,881	￦	505,272	￦	1,301,629	￦	11,405,050	￦	(22,375)	￦	11,382,675
Interest expense		(1,810,688)		(3,147,929)		(11,136)		(180,297)		(1,307,333)		(6,457,383)		615,122		(5,842,261)
Inter-segment		63,958		692,552		(308,245)		(316,579)		(119,634)		12,052		(12,052)		—

Sub-total		2,302,602		2,748,559		25,500		8,396		(125,338)		4,959,719		580,695		5,540,414

Non-interest income
Non-interest income		1,669,152		2,945,134		487,772		6,316,802		4,963,638		16,382,498		(208,513)		16,173,985
Non-interest expense		(1,420,772)		(2,528,459)		(480,901)		(6,205,221)		(4,165,553)		(14,800,906)		16,423		(14,784,483)
Inter-segment		12,788		34,909		(33,698)		5,475		(19,186)		288		(288)		—

Sub-total		261,168		451,584		(26,827)		117,056		778,899		1,581,880		(192,378)		1,389,502

Other expense
Administrative expense		(1,600,340)		(749,681)		(20,086)		(20,311)		46,613		(2,343,805)		(103,858)		(2,447,663)
Provisions		(146,632)		(707,900)		(366,505)		(6,159)		(535,692)		(1,762,888)		(184,245)		(1,947,133)

Sub-total		(1,746,972)		(1,457,581)		(386,591)		(26,470)		(489,079)		(4,106,693)		(288,103)		(4,394,796)

Operating income(loss)	￦	816,798	￦	1,742,562	￦	(387,918)	￦	98,982	￦	164,482	￦	2,434,906	￦	100,214	￦	2,535,120

	For the year ended December 31, 2010
	Consumer banking		Corporate banking		Investment banking		Capital market		Headquarters and others		Sub-total		Inter-segment transaction		Total
Net interest income
Interest income	￦	3,686,665	￦	5,149,892	￦	361,981	￦	451,296	￦	1,226,423	￦	10,876,257	￦	(133,419)	￦	10,742,838
Interest expense		(1,684,539)		(3,070,440)		(13,863)		(127,161)		(1,485,852)		(6,381,855)		507,288		(5,874,567)
Inter-segment		131,896		815,534		(308,449)		(253,044)		(398,747)		(12,810)		12,810		—

Sub-total		2,134,022		2,894,986		39,669		71,091		(658,176)		4,481,592		386,679		4,868,271

Non-interest income
Non-interest income		1,356,549		2,258,624		680,554		6,694,296		3,891,718		14,881,741		528,919		15,410,660
Non-interest expense		(1,108,095)		(1,905,938)		(494,915)		(6,573,805)		(3,295,626)		(13,378,379)		(792,820)		(14,171,199)
Inter-segment		11,921		31,967		(28,758)		3,309		(18,641)		(202)		202		—

Sub-total		260,375		384,653		156,881		123,800		577,451		1,503,160		(263,699)		1,239,461

Other expense
Administrative expense		(1,506,939)		(701,187)		(16,551)		(15,889)		74,874		(2,165,692)		(1,185)		(2,166,877)
Provisions		(125,212)		(1,338,427)		(156,361)		(90,706)		(733,812)		(2,444,518)		44,477		(2,400,041)

Sub-total		(1,632,151)		(2,039,614)		(172,912)		(106,595)		(658,938)		(4,610,210)		43,292		(4,566,918)

Operating income(loss)	￦	762,246	￦	1,240,025	￦	23,638	￦	88,296	￦	(739,663)	￦	1,374,542	￦	166,272	￦	1,540,814

Information on financial products and services

The financial products of the Bank are classified as interest, non-interest and other goods; however, since this classification has already been reflected in the component of the operating segments above. Therefore, revenue from external customers is not separately disclosed.

Information on geographical areas

Details of the geographical revenues from external customers and non-current assets are as follows (Unit: Korean Won in millions);

	Revenues from external customers				Non-current assets
	For the year ended December 31, 2011		For the year ended December 31, 2010		December 31, 2011		December 31, 2010		January 1, 2010
Domestic	￦	27,265,572	￦	25,878,945	￦	4,491,090	￦	4,218,178	￦	4,042,462
Overseas		291,088		274,553		7,339		7,437		5,235

Total	￦	27,556,660	￦	26,153,498	￦	4,498,429	￦	4,225,615	￦	4,047,697

Revenues from external customers consist of interest income and non-interest income. Non-current assets consist of investments in associates, investment properties, premises and equipment and intangible assets.

6.	CASH AND CASH EQUIVALENTS

(1)	Details of cash and cash equivalents are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Cash and checks	￦	2,826,040	￦	2,435,362	￦	3,387,394
Foreign currencies		446,149		368,609		322,485
Demand deposits		1,992,265		692,372		1,096,065
Fixed deposits		74,965		133,251		70,056

Total	￦	5,339,419	￦	3,629,594	￦	4,876,000

(2)	Material transactions not involving cash inflows and outflows are as follows (Unit: Korean Won in millions):

	For the year ended December 31
	2011		2010
Changes in other comprehensive income of AFS securities	￦	(473,183)	￦	(283,721)
Changes in other comprehensive income of overseas business translation		5,214		(696)

7.	FINANCIAL ASSETS AT FVTPL

(1)	Details of financial assets at FVTPL are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Financial assets at trading securities	￦	11,369,904	￦	11,190,524	￦	12,330,802
Financial asset designated at FVTPL		—		—		92,427

	￦	11,369,904	￦	11,190,524	￦	12,423,229

(2)	Details of financial assets at trading securities are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Securities in local currency:
Korean treasury and government agencies	￦	588,194	￦	1,160,918	￦	2,092,179
Financial institutions		2,605,755		1,102,743		547,310
Equity securities		231,696		182,787		211,370
Beneficiary certificates		158,833		283,399		420,964
Other securities		2,136,735		3,095,245		3,648,469
Loaned securities		19,876		409,622		11,261

Sub-total		5,741,089		6,234,714		6,931,553

Derivatives instruments assets:
Interest rate derivatives		1,423,011		1,281,170		1,179,966
Currency derivatives		1,867,427		2,124,652		2,652,474
Equity derivatives		53,706		39,279		47,338
Commodity derivatives		16,346		25,439		40,177

Sub-total		3,360,490		3,470,540		3,919,955

Other financial assets (CMA CP)		2,268,325		1,485,270		1,479,294

Total	￦	11,369,904	￦	11,190,524	￦	12,330,802

(3)	As of January 1, 2010, the Bank designated finance debentures in foreign currency with embedded derivatives, which amounted to ￦81,218 million, as financial assets at FVTPL. Also, the Bank has designated other hybrid financial instruments to eliminate or significantly reduce a measurement or recognition inconsistency that would otherwise arise from recognizing assets and liabilities on a different basis.

8.	AFS FINANCIAL ASSETS

(1)	Details of AFS financial assets are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
AFS financial assets in local currency:
Debt securities:
Korean treasury and government agencies	￦	2,368,311	￦	2,141,285	￦	2,309,386
Financial institutions		3,253,984		4,256,513		2,385,195
Corporates		1,709,232		684,993		292,515
Others		—		—		347,624

Sub-total		7,331,527		7,082,791		5,334,720

Equity securities:
Listed stock		877,036		1,546,560		1,560,608
Unlisted stock		684,847		582,714		669,094
Capital contributions		252,004		209,978		224,156
Beneficiary certificates		4,797,669		5,504,607		7,774,630

Sub-total		6,611,556		7,843,859		10,228,488

Sub-total		13,943,083		14,926,650		15,563,208

AFS financial assets in foreign currencies:
Debt securities		3,361		72,741		362,049
Equity securities		139,516		149,187		216,389

Sub-total		142,877		221,928		578,438

Loaned securities		80,193		848,494		—

Total	￦	14,166,153	￦	15,997,072	￦	16,141,646

(2)	Details of unrealized gains or losses on AFS financial assets are as follows (Unit: Korean Won in millions):

	December 31, 2011
	Amortized cost (or cost)		Gross unrealized gains		Gross unrealized losses		Fair value
AFS financial assets in local currency:
Debt securities:
Korean treasury and government agencies	￦	2,337,708	￦	31,042	￦	(439)	￦	2,368,311
Financial institutions		3,243,792		10,709		(517)		3,253,984
Corporates		1,693,038		16,336		(142)		1,709,232

Sub-total		7,274,538		58,087		(1,098)		7,331,527

Equity securities:
Listed stock		453,618		424,510		(1,092)		877,036
Unlisted stock		534,249		154,592		(3,994)		684,847
Capital contributions		252,677		6,219		(6,892)		252,004
Beneficiary certificates		4,719,121		89,791		(11,243)		4,797,669

Sub-total		5,959,665		675,112		(23,221)		6,611,556

Sub-total		13,234,203		733,199		(24,319)		13,943,083

AFS financial assets in foreign currencies:
Debt securities		3,361		—		—		3,361
Equity securities		111,639		32,497		(4,620)		139,516

Sub-total		115,000		32,497		(4,620)		142,877

Loaned securities		79,990		203		—		80,193

Total	￦	13,429,193	￦	765,899	￦	(28,939)	￦	14,166,153

	December 31, 2010
	Amortized cost (or cost)		Gross unrealized gains		Gross unrealized losses		Fair value
AFS financial assets in local currency:
Debt securities:
Korean treasury and government agencies	￦	2,017,777	￦	33,508	￦	—	￦	2,141,285
Financial institutions		4,242,096		15,270		(853)		4,256,513
Corporates		679,897		5,243		(147)		684,993

Sub-total		7,029,770		54,021		(1,000)		7,082,791

Equity securities:
Listed stock		675,838		880,747		(10,025)		1,546,560
Unlisted stock		451,990		134,693		(3,969)		582,714
Capital contributions		226,347		3,977		(20,346)		209,978
Beneficiary certificates		5,375,902		142,390		(13,685)		5,504,607

Sub-total		6,730,077		1,161,807		(48,025)		7,843,859

Sub-total		13,759,847		1,215,828		(49,025)		14,926,650

AFS financial assets in foreign currencies:
Debt securities		64,933		8,459		(651)		72,741
Equity securities		137,705		21,020		(9,538)		149,187

Sub-total		202,638		29,479		(10,189)		221,928

Loaned securities		845,230		4,992		(1,728)		848,494

Total	￦	14,807,715	￦	1,250,299	￦	(60,942)	￦	15,997,072

	January 1, 2010
	Amortized cost (or cost)		Gross unrealized gains		Gross unrealized losses		Fair value
AFS financial assets in local currency:
Debt securities:
Korean treasury and government agencies	￦	2,319,210	￦	4,083	￦	(13,907)	￦	2,309,386
Financial institutions		2,377,356		11,262		(3,423)		2,385,195
Corporates		291,303		1,814		(602)		292,515
Others		347,624		—		—		347,624

Sub-total		5,335,493		17,159		(17,932)		5,334,720

Equity securities:
Listed stock		274,902		1,288,181		(2,475)		1,560,608
Unlisted stock		552,434		119,354		(2,694)		669,094
Capital contributions		237,433		2,223		(15,500)		224,156
Beneficiary certificates		7,713,138		88,572		(27,080)		7,774,630

Sub-total		8,777,907		1,498,330		(47,749)		10,228,488

Sub-total		14,113,400		1,515,489		(65,681)		15,563,208

AFS financial assets in foreign currencies:
Debt securities		366,421		2,797		(7,169)		362,049
Equity securities		188,749		55,396		(27,756)		216,389

Sub-total		555,170		58,193		(34,925)		578,438

Total	￦	14,668,570	￦	1,573,682	￦	(100,606)	￦	16,141,646

(3)	Structured notes of AFS financial assets are as follows (Unit: Korean Won in millions):

	December 31, 2011
	Face value		Carrying value		Potential Risk
Structured notes relating to stock:
Convertible bonds	￦	11,094	￦	—	Decrease in related stock price
Structured notes relating to credit risk:
Synthetic CDO (*1)		57,665		—	Credit risk of underlying assets
Cash CDO		150,865		—	Credit risk of underlying assets

Total	￦	219,624	￦	—

	December 31, 2010
	Face value		Carrying value		Potential Risk
Structured notes relating to stock:
Convertible bonds	￦	11,023	￦	—	Decrease in related stock price
Structured notes relating to credit risk:
Synthetic CDO (*1)		56,945		—	Credit risk of underlying assets
Cash CDO		186,109		13,180	Credit risk of underlying assets

Total	￦	254,077	￦	13,180

	January 1, 2010
	Face value		Carrying value		Potential Risk
Structured notes relating to stock:
Convertible bonds	￦	10,194	￦	—	Decrease in related stock price
Structured notes relating to credit risk:
Synthetic CDO (*1)		249,306		81,218	Credit risk of underlying assets
Cash CDO		255,017		22,474	Credit risk of underlying assets

Total	￦	514,517	￦	103,692

(*1)	Synthetic CDO is designated as financial asset at FVTPL.

9.	HTM FINANCIAL ASSETS

(1)	Details of HTM financial assets are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
In local currency:
Korean treasury and government agencies	￦	5,131,953	￦	4,878,080	￦	1,705,947
Financial institutions		5,193,115		6,955,940		9,996,894
Corporates		4,972,386		3,942,755		614,007

Sub-total		15,297,454		15,776,775		12,316,848

In foreign currencies:
Debt securities		1,771		1,769		53,036
Loaned securities		—		—		12,498

Total	￦	15,299,225	￦	15,778,544	￦	12,382,382

(2)	Details of unrealized gains or losses on HTM financial assets are as follows (Unit: Korean Won in millions):

	December 31, 2011
	Amortized cost (or cost)		Gross unrealized gains		Gross unrealized losses		Fair value
In local currency:
Korean treasury and government agencies	￦	5,131,953	￦	61,080	￦	(1,382)	￦	5,191,651
Financial institutions		5,193,115		11,249		(414)		5,203,950
Corporates		4,972,386		38,215		(4,256)		5,006,345

Sub-total		15,297,454		110,544		(6,052)		15,401,946

In foreign currencies:
Debt securities		1,771		—		—		1,771

Total	￦	15,299,225	￦	110,544	￦	(6,052)	￦	15,403,717

	December 31, 2010
	Amortized cost (or cost)		Gross unrealized gains		Gross Unrealized losses		Fair value
In local currency:
Korean treasury and government agencies	￦	4,878,080	￦	46,779	￦	(5,641)	￦	4,919,218
Financial institutions		6,955,940		42,899		(615)		6,998,224
Corporates		3,942,755		36,827		(2,729)		3,976,853

Sub-total		15,776,775		126,505		(8,985)		15,894,295

In foreign currencies:
Debt securities		1,769		—		—		1,769

Total	￦	15,778,544	￦	126,505	￦	(8,985)	￦	15,896,064

	January 1, 2010
	Amortized cost (or cost)		Gross unrealized gains		Gross unrealized losses		Fair value
In local currency:
Korean treasury and government agencies	￦	1,705,947	￦	4,600	￦	(13,422)	￦	1,697,125
Financial institutions		9,996,894		41,410		(18,964)		10,019,340
Corporates		614,007		4,792		(1,054)		617,745

Sub-total		12,316,848		50,802		(33,440)		12,334,210

In foreign currencies:
Debt securities		53,036		—		—		53,036
Loaned securities		12,498		—		—		12,498

Total	￦	12,382,382	￦	50,802	￦	(33,440)	￦	12,399,744

10.	LOANS AND RECEIVABLES

(1)	Details of loans and receivables are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Due from banks	￦	10,953,572	￦	8,182,132	￦	4,599,764
Provisions for credit losses		(2,783)		(5,832)		(14,193)

Sub-total		10,950,789		8,176,300		4,585,571

Loans		178,979,867		169,080,026		171,524,307
Provisions for credit losses		(3,133,126)		(3,986,790)		(3,011,859)

Sub-total		175,846,741		165,093,236		168,512,448

Total	￦	186,797,530	￦	173,269,536	￦	173,098,019

(2)	Details of due from banks are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Due from banks in local currency:
Due from the BOK	￦	10,166,148	￦	7,442,596	￦	3,833,828
Others		7,867		77,511		103,554
Provisions for credit losses		(2,139)		(1,526)		(5,612)

Sub-total		10,171,876		7,518,581		3,931,770

Due from banks in foreign currencies:
Due from banks on demand		406,038		459,101		323,223
Due from banks on time		60,787		110,359		61,182
Others		312,732		92,565		277,977
Provisions for credit losses		(644)		(4,306)		(8,581)

Sub-total		778,913		657,719		653,801

Total	￦	10,950,789	￦	8,176,300	￦	4,585,571

(3)	Details of restricted due from banks are as follows (Unit: Korean Won in millions):

Financial institution	December 31, 2011		December 31, 2010		January 1, 2010		Reason of restriction
Due from banks in local currency:
BOK	￦	10,166,148	￦	7,442,596	￦	3,833,828	BOK Act
Korea Exchange		250		125		125	Deposits for required settlement charges
Samsung Securities and others		7,617		77,386		103,429	Deposits for futures margin and others

Sub-total		10,174,015		7,520,107		3,937,382

Due from banks in foreign currencies:
BOK		321,959		275,545		255,941	BOK Act
Bank of Japan and others		68,359		134,113		186,152	Reserve deposits in foreign branches and others
The central bank of Bangladesh and others		66,771		38,616		37,720	Installation deposits of financial institution and others
Macquarie Bank and others		512		41,487		228,118	Derivatives transaction collateral provider and others

Sub-total		457,601		489,761		707,931

Total	￦	10,631,616	￦	8,009,868	￦	4,645,313

(4)	Details of loans and other receivables are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Loans:
Loans in local currency:
Loans to enterprises:
Working capital	￦	54,709,989	￦	55,771,687	￦	59,341,170
Facilities and equipment		20,286,327		17,709,083		15,774,843

Sub-total		74,996,316		73,480,770		75,116,013

Loans to households:
General purpose		53,010,635		52,718,344		53,604,142
Housing		8,561,428		4,397,441		2,227,410
Other		259,197		172,322		559,086

Sub-total		61,831,260		57,288,107		56,390,638

Loans to public sector and other:
Working capital		2,721,453		2,137,823		2,134,099
Facilities and equipment		1,019,010		872,932		774,758

Sub-total		3,740,463		3,010,755		2,908,857

Inter-bank		833,057		906,456		1,387,563
Provisions for credit losses		(2,457,621)		(3,191,044)		(2,039,872)

Sub-total		138,943,475		131,495,044		133,763,199

Loans in foreign currencies:
Loans in foreign currencies		9,593,056		9,611,166		9,819,120
Provisions for credit losses		(199,984)		(251,811)		(280,853)

Sub-total		9,393,072		9,359,355		9,538,267

Domestic banker’s usance		5,042,767		4,033,474		3,734,394
Credit card accounts:
Credit card accounts		4,191,602		3,943,120		3,687,671
Provision for credit losses		(119,481)		(113,203)		(135,158)

Sub-total		4,072,121		3,829,917		3,552,513

Bills bought in foreign currencies:
Bills bought in foreign currencies		5,122,880		4,507,288		4,347,181
Provision for credit losses		(58,706)		(55,960)		(155,658)

Sub-total		5,064,174		4,451,328		4,191,523

Bills bought in local currency		420,924		195,316		847,902
Factoring receivables		206,684		49,924		45,660
Advances for customers:
Advances for customers		33,809		296,994		52,995
Provision for credit losses		(23,874)		(117,304)		(42,889)

Sub-total		9,935		179,690		10,106

Privately placed bonds:
Privately placed bonds		1,388,351		2,132,444		2,996,327
Present value discount		(20,828)		(2,342)		(4,068)
Provision for credit losses		(34,625)		(94,116)		(65,661)

Sub-total		1,332,898		2,035,986		2,926,598

Loans for debt equity swap		498		498		578
Other loans:
Other loans		48,786		148,258		175,157
Provisions for credit losses		(5,099)		(22,071)		(37,876)

Sub-total		43,687		126,187		137,281

	December 31, 2011		December 31, 2010		January 1, 2010
Others:
Fair value hedging adjustment	￦	405	￦	572	￦	754
Deferred loan origination fees and costs		155,559		72,798		23,728

Sub-total		155,964		73,370		24,482

Call loans		2,242,244		2,984,164		4,223,673
Bonds purchased under resale agreements		590,000		500,000		1,495,923

Loans-total		167,518,443		159,314,253		164,492,099

Other receivables:
Cash Management Account (“CMA”)		20,000		998,212		191,000
Accounts receivables		6,107,054		2,304,414		2,077,636
Accrued income		927,570		739,253		661,068
Guarantee deposits		958,291		943,175		963,681
Other assets		606,235		996,068		452,788
Present value discount of other assets		(57,116)		(60,858)		(71,932)
Provisions for credit losses		(233,736)		(141,281)		(253,892)

Other receivables -total		8,328,298		5,778,983		4,020,349

Total	￦	175,846,741	￦	165,093,236	￦	168,512,448

(5)	Changes in the provisions for credit losses on loans and receivables are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011		For the year ended December 31, 2010
Beginning balance	￦	(3,992,622)	￦	(3,026,052)
Provisions for credit losses		(1,673,684)		(2,386,966)
Recoveries of written-off loans		(58,616)		(132,407)
Charge-off		2,079,815		1,189,708
Foreign exchange translation adjustments		(3,855)		(2,309)
Sales of loans and receivables		484,076		234,646
Other sales		28,977		130,758

Ending balance	￦	(3,135,909)	￦	(3,992,622)

(6)	Changes in deferred loan origination fees and costs are as follows (Unit: Korean Won in millions):

	December 31, 2011
	Balance at January 1, 2011		Increase		Decrease		Balance at December 31, 2011
Deferred loan origination fees	￦	(60,187)	￦	(38,240)	￦	51,292	￦	(47,135)
Deferred loan origination costs		132,985		144,640		(74,931)		202,694

	￦	72,798					￦	155,559

	December 31, 2010
	Balance at January 1, 2010		Increase		Decrease		Balance at December 31, 2010
Deferred loan origination fees	￦	(86,821)	￦	(51,442)	￦	78,076	￦	(60,187)
Deferred loan origination costs		110,549		67,313		(44,877)		132,985

	￦	23,728					￦	72,798

11.	THE FAIR VALUE OF FINANCIAL ASSETS AND LIABILITIES

The Bank classified and discloses fair value of the financial instruments into the following three-level hierarchy:

•	Level 1: fair value measurements are those derived from quoted prices (unadjusted) in active markets for identical assets or liabilities.

•	Level 2: fair value measurements are those derived from inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. prices) or indirectly (i.e. derived from prices).

•	Level 3: fair value measurements are those derived from valuation technique that include inputs for the asset or liability that are not based on observable market data (unobservable inputs).

(1)	Fair value hierarchy of financial assets and liabilities measured at current fair value is as follows (Korean Won in millions):

	December 31, 2011
	Level 1		Level 2		Level 3		Total
Financial assets:
Financial assets held for trading:
Securities in local currency:
Korean treasury and government agencies	￦	588,095	￦	99	￦	—	￦	588,194
Financial institutions		—		2,605,755		—		2,605,755
Equity securities		231,696		—		—		231,696
Beneficiary certificate		—		158,833		—		158,833
Other securities		—		2,136,735		—		2,136,735
Loaned Securities		19,876		—		—		19,876

Sub-total		839,667		4,901,422		—		5,741,089

Derivatives instruments assets (*1):
Interest rate derivatives		—		1,749,425		—		1,749,425
Currency derivatives		—		1,867,427		—		1,867,427
Equity derivatives		644		21,871		31,191		53,706
Commodity derivatives		—		16,346		—		16,346

Sub-total		644		3,655,069		31,191		3,686,904

Other financial assets (CMA CP)		—		2,268,325		—		2,268,325

Total	￦	840,311	￦	10,824,816	￦	31,191	￦	11,696,318

AFS financial assets:
AFS financial assets in local currency:
Debt securities:
Korean treasury and government agencies	￦	2,368,201	￦	110	￦	—	￦	2,368,311
Financial institutions		—		3,253,984		—		3,253,984
Corporates		—		1,709,232		—		1,709,232

Sub-total		2,368,201		4,963,326		—		7,331,527

Equity securities:
Listed stock		400,205		—		476,831		877,036
Unlisted stock		—		—		684,847		684,847
Capital contributions		—		—		252,004		252,004
Beneficiary certificates		—		4,797,669		—		4,797,669

Sub-total		400,205		4,797,669		1,413,682		6,611,556

Sub-total		2,768,406		9,760,995		1,413,682		13,943,083

AFS financial assets in foreign currencies:
Debt securities		—		3,361		—		3,361
Equity securities		3,449		—		136,067		139,516

Sub-total		3,449		3,361		136,067		142,877

Loaned securities		80,193				—		80,193

Total	￦	2,852,048	￦	9,764,356	￦	1,549,749	￦	14,166,153

Financial liabilities:
Financial liabilities at trading securities:
Derivatives instruments liabilities (*1):
Interest rate derivatives	￦	—	￦	1,512,919	￦	43	￦	1,512,962
Currency derivatives		—		1,333,947		—		1,333,947
Equity derivatives		80		44,466		283,607		328,153
Commodity derivatives		—		16,971		—		16,971

Sub-total		80		2,908,303		283,650		3,192,033

Financial liability designated at FVTPL:
Debentures in local currency		—		226,432		—		226,432
Debentures in foreign currencies		—		95,775		—		95,775

Sub-total		—		322,207		—		322,207

Total	￦	80	￦	3,230,510	￦	283,650	￦	3,514,240

	December 31, 2010
	Level 1		Level 2		Level 3		Total
Financial assets:
Financial assets held for trading:
Securities in local currency:
Korean treasury and government agencies	￦	1,159,917	￦	1,001	￦	—	￦	1,160,918
Financial institutions		—		1,102,743		—		1,102,743
Equity securities		182,787		—		—		182,787
Beneficiary certificate		—		283,399		—		283,399
Other securities		—		3,095,245		—		3,095,245
Loaned securities		409,622		—		—		409,622

Sub-total		1,752,326		4,482,388		—		6,234,714

Derivatives instruments assets (*1):
Interest rate derivatives		—		1,413,438		—		1,413,438
Currency derivatives		—		2,124,652		—		2,124,652
Equity derivatives		29		34,472		4,778		39,279
Commodity derivatives		—		25,439		—		25,439

Sub-total		29		3,598,001		4,778		3,602,808

Other financial assets (CMA CP)		—		1,485,270		—		1,485,270

Total	￦	1,752,355	￦	9,565,659	￦	4,778	￦	11,322,792

AFS financial assets:
AFS financial assets in local currency:
Debt securities:
Korean treasury and government agencies	￦	2,091,141	￦	50,144	￦	—	￦	2,141,285
Financial institutions		—		4,256,513		—		4,256,513
Corporates		—		684,993		—		684,993

Sub-total		2,091,141		4,991,650		—		7,082,791

Equity securities:
Listed stock		471,602		—		1,074,958		1,546,560
Unlisted stock		—		—		582,714		582,714
Capital contributions		—		—		209,978		209,978
Beneficiary certificates		—		5,504,607		—		5,504,607

Sub-total		471,602		5,504,607		1,867,650		7,843,859

Sub-total		2,562,743		10,496,257		1,867,650		14,926,650

AFS financial assets in foreign currencies:
Debt securities		—		72,741		—		72,741
Equity securities		10,559		—		138,628		149,187

Sub-total		10,559		72,741		138,628		221,928

Loaned securities		758,475		90,019		—		848,494

Total	￦	3,331,777	￦	10,659,017	￦	2,006,278	￦	15,997,072

Financial liabilities:
Financial liabilities at trading:
Borrowings (Securities in short position)	￦	18,901	￦	—	￦	—	￦	18,901
Derivatives instruments liabilities (*1):
Interest rate derivatives		—		1,395,127		—		1,395,127
Currency derivatives		—		1,444,990		—		1,444,990
Equity derivatives		2,829		43,399		311,631		357,859
Credit derivatives		—		—		1,324		1,324
Commodity derivatives		—		25,565		—		25,565

Sub-total		2,829		2,909,081		312,955		3,224,865

Sub-total		21,730		2,909,081		312,955		3,243,766

Financial liability designated at FVTPL:
Debentures in local currency		—		238,736		—		238,736
Debentures in foreign currencies		—		1,270,544		—		1,270,544

Sub-total		—		1,509,280		—		1,509,280

Total	￦	21,730	￦	4,418,361	￦	312,955	￦	4,753,046

	January 1, 2010
	Level 1		Level 2		Level 3		Total
Financial assets
Financial assets held for trading:
Securities in local currency:
Korean treasury and government agencies	￦	2,091,197	￦	982	￦	—	￦	2,092,179
Financial institutions		—		547,310		—		547,310
Equity securities		211,370		—		—		211,370
Beneficiary certificates		—		420,964		—		420,964
Other securities		—		3,648,469		—		3,648,469
Loaned securities		11,261		—		—		11,261

Sub-total		2,313,828		4,617,725		—		6,931,553

Derivatives instruments assets (*1):
Interest rate derivatives		—		1,284,952		—		1,284,952
Currency derivatives		—		2,652,474		—		2,652,474
Equity derivatives		—		45,000		2,338		47,338
Commodity derivatives		—		40,177		—		40,177

Sub-total		—		4,022,603		2,338		4,024,941

Other financial assets (CMA CP)		—		1,479,294		—		1,479,294

Total		2,313,828		10,119,622		2,338		12,435,788

Financial asset designated at FVTPL
Financial institution bonds in foreign currencies		—		11,209		81,218		92,427

Total	￦	2,313,828	￦	10,130,831	￦	83,556	￦	12,528,215

AFS financial assets:
AFS financial assets in local currency
Debt securities:
Korean treasury and government agencies	￦	2,309,249	￦	137	￦	—	￦	2,309,386
Financial institutions		—		2,385,195		—		2,385,195
Corporates		—		292,515		—		292,515
Others		—		347,624		—		347,624

Sub-total		2,309,249		3,025,471		—		5,334,720

Equity securities:
Listed stock:		190,088		—		1,370,520		1,560,608
Unlisted stock		—		—		669,094		669,094
Capital contributions		—		—		224,156		224,156
Beneficiary certificates		—		7,774,630		—		7,774,630

Sub-total		190,088		7,774,630		2,263,770		10,228,488

Sub-total		2,499,337		10,800,101		2,263,770		15,563,208

AFS financial assets in foreign currencies:
Debt securities		—		362,049		—		362,049
Equity securities		17,243		—		199,146		216,389

Sub-total		17,243		362,049		199,146		578,438

Total	￦	2,516,580	￦	11,162,150	￦	2,462,916	￦	16,141,646

Financial liabilities:
Financial liabilities at trading securities:
Borrowings (Securities in short position)		58,487		—		—		58,487
Derivatives instruments liabilities (*1):
Interest rate derivatives		—		1,331,955		—		1,331,955
Currency derivatives		—		2,015,560		—		2,015,560
Equity derivatives		2,730		140,409		312,834		455,973
Credit derivatives		—		—		202,382		202,382
Commodity derivatives		—		42,480		—		42,480

Sub-total		2,730		3,530,404		515,216		4,048,350

Sub-total		61,217		3,530,404		515,216		4,106,837

Financial liability designated at FVTPL
Debentures in local currency		—		271,338		—		271,338
Debentures in foreign currencies		—		1,412,703		—		1,412,703

Sub-total		—		1,684,041		—		1,684,041

Total	￦	61,217	￦	5,214,445	￦	515,216	￦	5,790,878

(*1)	Derivatives classified FVTPL are included in derivative assets and liabilities.

Financial assets and liabilities at FVTPL, AFS financial assets, held-for-trading financial assets and liabilities and derivative assets and liabilities are recognized at fair value. Fair value is the amount for which an asset could be exchanged, or a liability settled, between knowledgeable, willing parties in an arm’s length transaction. Financial instruments are measured at fair value using a quoted market price in active markets. If there is no active market for a financial instrument, the Bank establishes the fair value using valuation techniques. Fair value measurement methods for each type of financial instruments are as follows:

Fair value measurement technique

Financial assets and liabilities at FVTPL	Financial assets and liabilities at FVTPL are measured at fair value using a price quoted by a third party, such as a pricing service or broker or using valuation techniques.

Held-for-trading financial assets and liabilities and AFS financial assets	Held-for-trading financial assets and liabilities and AFS financial assets are measured at fair value using a quoted market price in an active market. If a quoted market price is not available, they are measured by using a price quoted by a third party, such as a pricing service or broker or using valuation techniques.

Derivative assets and liabilities	Derivatives are measured at fair value using a quoted market price in an active market. If a quoted market price is not available, they are measured at fair value using valuation techniques.

Loans and receivables	Loans and receivables are measured by discounting expected future cash flows at a market interest rate of other loans with similar condition.

HTM financial assets	HTM financial assets are measured by using a price quoted by a third party, such as a pricing service or broker.

Deposits due to customers and borrowings	Deposits due to customers and borrowings are measured at fair value using discounting expected future cash flows at the interest rate of bond issued by the Bank. However, if the carrying value is not significantly different from the fair value, it assumes that the carrying value is equal to the fair value.

Debentures	The fair value of issued bond shall be measured at the present value of cash flows using the swap interest rates. For some financial instruments, the fair value estimated by specialists, the third party, can be used.

(2)	Changes in financial assets and liabilities classified into Level 3 are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011
	January 1, 2011		Profit or loss		Other comprehensive income		Purchase/ issuance		Settlement		December 31, 2011
Financial assets:
Financial asset at FVTPL:
Financial assets held for trading
Equity derivatives	￦	4,778	￦	6,869	￦	—	￦	22,915	￦	(3,371)	￦	31,191
AFS financial assets:
Listed stock in local currency		1,074,958		(43,735)		(27,387)		5,043		(532,048)		476,831
Unlisted stock in local currency		582,714		(891)		32,571		123,995		(53,542)		684,847
Capital contributions in local currency		209,978		(9,361)		13,322		83,536		(45,471)		252,004
Equity securities in foreign currencies		138,628		(10,696)		15,498		7,088		(14,451)		136,067

Sub-total		2,006,278		(64,683)		34,004		219,662		(645,512)		1,549,749

Financial liabilities
Financial liabilities at FVTPL
Derivative liabilities
Interest rate derivatives		—		43		—		—		—		43
Stock derivatives		311,631		(39,525)		—		188,665		(177,164)		283,607
Credit derivatives		1,324		—		—		—		(1,324)		—

Sub-total	￦	312,955	￦	(39,482)	￦	—	￦	188,665	￦	(178,488)	￦	283,650

	For the year ended December 31, 2010
	January 1, 2010		Profit or loss		Other comprehensive income		Purchase/ issuance		Settlement		December 31, 2010
Financial assets:
Financial asset at FVTPL:
Financial assets held for trading
Equity derivatives	￦	2,338	￦	586	￦	—	￦	1,854	￦	—	￦	4,778
Financial asset designated at FVTPL		81,218		—		—		—		(81,218)		—

Sub-total		83,556		586		—		1,854		(81,218)		4,778

AFS financial assets:
Listed stock in local currency		1,370,520		(33,191)		38,274		112,824		(413,469)		1,074,958
Unlisted stock in local currency		669,094		(253)		17,251		172,421		(275,799)		582,714
Capital contributions in local currency		224,156		(3,720)		(3,902)		23,558		(30,114)		209,978
Equity securities in foreign currencies		199,146		(31,601)		6,447		17,602		(52,966)		138,628

Sub-total		2,462,916		(68,765)		58,070		326,405		(772,348)		2,006,278

Financial liabilities
Financial liabilities at FVTPL
Derivative liabilities
Stock derivatives		312,834		35,416		—		188,927		(225,546)		311,631
Credit derivatives		202,382		(3,255)		—		—		(197,803)		1,324

Sub-total	￦	515,216	￦	32,161	￦	—	￦	188,927	￦	(423,349)	￦	312,955

All recognized gains and losses recognized in profit or loss for the period are related to the holding assets of current and previous period-end. Gain and loss on the fair value of derivatives and AFS financial assets are included in gain and loss on financial assets at FVTPL and AFS financial assets, respectively.

(3)	Fair value and carrying amount of financial assets and liabilities that are recorded at amortized cost are as follows (Unit: Korean Won in millions):

	December 31, 2011
	Fair value		Carrying amount
Financial assets:
HTM financial assets	￦	15,403,717	￦	15,299,225
Loans and receivables		188,286,125		186,797,530

Financial liabilities:
Deposits due to customers		160,433,751		160,539,081
Borrowings		18,437,425		18,502,414
Debentures		19,994,284		19,711,307
Other financial liabilities		16,229,316		16,229,074
Financial guarantee liabilities		211,642		211,642

	December 31, 2010
	Fair value		Carrying amount
Financial assets:
HTM financial assets	￦	15,896,064	￦	15,778,544
Loans and receivables		173,972,401		173,269,536

Financial liabilities:
Deposits due to customers		154,468,174		154,502,870
Borrowings		17,798,787		17,887,630
Debentures		20,406,604		20,091,821
Other financial liabilities		8,621,392		8,620,792
Financial guarantee liabilities		88,145		88,145

	January 1, 2010
	Fair value		Carrying amount
Financial assets:
HTM financial assets	￦	12,399,744	￦	12,382,382
Loans and receivables		174,663,388		173,098,019

Financial liabilities:
Deposits due to customers		147,637,048		147,718,718
Borrowings		20,004,154		19,867,362
Debentures		23,505,832		23,245,048
Other financial liabilities		8,347,092		8,347,345
Financial guarantee liabilities		253,317		253,317

12.	INVESTMENTS IN SUBSIDIARIES AND ASSOCIATES

(1)	Changes in carrying value of investments in subsidiaries and associates accounted for using the equity method are as follows (Korean Won in thousands):

	For the year ended December 31, 2011
Investee	January 1, 2011		Acquisition		Disposals		Impairment		Other		December 31, 2011
Woori America Bank	￦	202,371	￦	—	￦	—	￦	—	￦	—	￦	202,371
P.T. Bank Woori Indonesia		123,120		—		—		—		—		123,120
Woori Global Markets Asia, Ltd.		60,773		—		—		—		—		60,773
Woori Bank China Limited		401,621		—		—		—		—		401,621
Zao Woori Bank		20,196		—		—		—		—		20,196
Korea BTL Infrastructure Fund		340,031		133,900		—		—		—		473,931
Woori Credit Information Co., Ltd.		24,666		—		—		—		—		24,666
Woori Fund Service Co., Ltd.		—		3,000		—		—		—		3,000
BC Card Co., Ltd.		176,476		—		(134,052)		—		(42,424)		—
Kumho Tires Co., Inc.		113,204		—		—		—		—		113,204
Korea Finance Security Co., Ltd.		3,337		—		—		—		—		3,337
Korea Credit Bureau Co., Ltd.		2,215		—		—		—		—		2,215
Woori Blackstone Korea Opportunity Private Equity Fund 1		1,301		74,099		—		—		—		75,400
Woori Private Equity Fund		60,237		—		(2,488)		(23,326)		—		34,423
Woori Service Networks Co., Ltd.		108		—		—		—		—		108
United PF 1st Corporate Financial Stability		—		148,000		—		—		—		148,000

Total	￦	1,529,656	￦	358,999	￦	(136,540)	￦	(23,326)	￦	(42,424)	￦	1,686,365

The Bank holds 755,946 shares (holding rate: 23.2%) of LIG E&C Co., Ltd., and 1,667,600 shares (holding rate: 21.7%) of Hyunjin Co., Ltd. besides investments in associated above due to the conversion of investment on written-off loans for the year ended December 31, 2011 and there are no carrying values of the investments as of the conversion date and December 31, 2011, respectively.

(*)	Considering continuous operating losses and resulting in increased accumulated loss of Woori Private Equity Fund, differences between carrying value and recoverable amount was recognized as impairment loss.

	For the year ended December 31, 2010
Investee	January 1, 2010		Acquisition		Disposals		Impairment		Other		December 31, 2010
Woori America Bank	￦	121,556	￦	80,815	￦	—	￦	—	￦	—	￦	202,371
P.T. Bank Woori Indonesia		123,120		—		—		—		—		123,120
Woori Global Markets Asia, Ltd.		60,773		—		—		—		—		60,773
Woori Bank China Limited		401,621		—		—		—		—		401,621
Zao Woori Bank		20,196		—		—		—		—		20,196
Korea BTL Infrastructure Fund		280,031		60,000		—		—		—		340,031
Woori Credit Information Co., Ltd.		24,666		—		—		—		—		24,666
Kumho Tires Co., Inc.		—		113,204		—		—		—		113,204
BC Card Co., Ltd.		176,476		—		—		—		—		176,476
Korea Finance Security Co., Ltd.		3,337		—		—		—		—		3,337
Korea Credit Bureau Co., Ltd.		2,215		—		—		—		—		2,215
Woori Blackstone Korea Opportunity Private Equity Fund 1		—		1,301		—		—		—		1,301
Woori SME 1st ABS CO., Ltd.		406		—		(406)		—		—		—
Woori Private Equity Fund		64,365		977		(5,105)		—		—		60,237
Woori Service Networks Co., Ltd.		108		—		—		—		—		108

Total	￦	1,278,870	￦	256,297	￦	(5,511)	￦	—	￦	—	￦	1,529,656

13.	INVESTMENT PROPERTIES

(1)	Investment properties are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Acquisition cost	￦	352,129	￦	352,105	￦	369,678
Accumulated depreciation		(7,804)		(4,357)		(941)

Net carrying value	￦	344,325	￦	347,748	￦	368,737

(2)	Changes in investment properties are as follows (Unit: Korean Won in millions):

	For the years ended December 31
	2011		2010
Beginning balance of net carrying amount	￦	347,748	￦	368,737
Depreciation		(3,433)		(3,439)
Transfer to properties for business use		—		(17,524)
Foreign currencies translation adjustment		10		(26)

Ending balance of net carrying value	￦	344,325	￦	347,748

(3)	Fair value of investment properties as of December 31, 2011 are as follows (Unit: Korean Won in millions):

Classification	The latest revaluation date	Land		Building		Total
Woori Finance Sangam Center and other	December 31, 2009	￦	231,664	￦	137,073	￦	368,737

The fair value of investment properties is determined by the assessment performed by Korea Appraisal Board, the independent appraiser who has proper qualification and experience. In addition, the above appraised value includes the amount of portion used for business by the Bank.

(4)	For the years ended December 31, 2011 and 2010, the revenue occurred from investment properties is ￦15,565 million and ￦11,249 million, respectively.

14.	PREMISES AND EQUIPMENT

(1)	Details of premises and equipment as are as follows (Unit: Korean Won in millions):

	December 31, 2011
	Land		Building		Properties for business use		Structures in leased office		Construction in progress		Total
Acquisition cost	￦	1,519,124	￦	732,805	￦	337,409	￦	267,777	￦	2,832	￦	2,859,947
Accumulated depreciation		—		(42,653)		(258,992)		(231,379)		—		(533,024)

Net carrying value	￦	1,519,124	￦	690,152	￦	78,417	￦	36,398	￦	2,832	￦	2,326,923

	December 31, 2010
	Land		Building		Properties for business use		Structures in leased office		Construction in progress		Total
Acquisition cost	￦	1,519,878	￦	709,716	￦	327,560	￦	249,970	￦	1,451	￦	2,808,575
Accumulated depreciation		—		(21,129)		(255,834)		(217,003)		—		(493,966)

Net carrying value	￦	1,519,878	￦	688,587	￦	71,726	￦	32,967	￦	1,451	￦	2,314,609

	January 1, 2010
	Land		Building		Properties for business use		Structures in leased office		Total
Acquisition cost	￦	1,509,839	￦	695,565	￦	332,331	￦	235,698	￦	2,773,433
Accumulated depreciation		—		(1,205)		(239,180)		(195,705)		(436,090)

Net carrying value	￦	1,509,839	￦	694,360	￦	93,151	￦	39,993	￦	2,337,343

(2)	Details of changes in premises and equipment are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011
	Land		Building		Properties for business use		Structures in leased office		Construction in progress		Total
Beginning balance	￦	1,519,878	￦	688,587	￦	71,726	￦	32,967	￦	1,451	￦	2,314,609
Foreign currencies translation adjustment		7		16		21		18		—		62
Acquisition		3,449		24,756		37,031		20,143		2,812		88,191
Disposition		(2,728)		(429)		(526)		(534)		—		(4,217)
Depreciation		—		(21,596)		(29,835)		(16,813)		—		(68,244)
Impairment loss		—		(59)		—		—		—		(59)
Classified to assets held for sale		(1,482)		(1,123)		—		—		—		(2,605)
Transfer (*1)		—		—		—		—		(1,431)		(1,431)
Others		—		—		—		617		—		617

Ending balance	￦	1,519,124	￦	690,152	￦	78,417	￦	36,398	￦	2,832	￦	2,326,923

	For the year ended December 31, 2010
	Land		Building		Properties for business use		Structures in leased office		Construction in progress		Total
Beginning balance	￦	1,509,839	￦	694,360	￦	93,151	￦	39,993	￦	—	￦	2,337,343
Foreign currencies translation adjustment		(13)		6		(4)		(13)		—		(24)
Acquisition		19		6,692		25,459		16,091		3,780		52,041
Disposition		(894)		(3,151)		(13,423)		(441)		—		(17,909)
Depreciation		—		(20,118)		(33,457)		(23,389)		—		(76,964)
Impairment loss		(113)		(289)		—		—		—		(402)
Classified from assets held for sale		586		1,688		—		—		—		2,274
Transfer		414		1,915		—		—		(2,329)		—
Others		10,040		7,484		—		726		—		18,250

Ending balance	￦	1,519,878	￦	688,587	￦	71,726	￦	32,967	￦	1,451	￦	2,314,609

(*1)	￦1,431 million is transferred to other intangible assets.

15.	INTANGIBLE ASSETS

(1)	Details of intangible assets are as follows (Unit: Korean Won in millions):

	December 31, 2011
	Development cost		Industrial property rights		Others		Membership deposit		Total
Acquisition cost	￦	13,729	￦	239	￦	333,956	￦	9,244	￦	357,168
Accumulated depreciation		(10,578)		(89)		(205,685)		—		(216,352)

Net carrying value	￦	3,151	￦	150	￦	128,271	￦	9,244	￦	140,816

	December 31, 2010
	Development cost		Industrial property rights		Others		Membership deposit		Total
Acquisition cost	￦	13,711	￦	192	￦	179,431	￦	9,861	￦	203,195
Accumulated depreciation		(8,723)		(61)		(160,809)		—		(169,593)

Net carrying value	￦	4,988	￦	131	￦	18,622	￦	9,861	￦	33,602

	January 1, 2010
	Development cost		Industrial Property rights		Others		Membership deposit		Total
Acquisition cost	￦	11,564	￦	131	￦	186,665	￦	7,554	￦	205,914
Accumulated depreciation		(6,378)		(37)		(136,752)		—		(143,167)

Net carrying value	￦	5,186	￦	94	￦	49,913	￦	7,554	￦	62,747

(2)	Details of changes in intangible assets are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011
	Development cost		Industrial property rights		Others		Membership deposit		Total
Beginning balance	￦	4,988	￦	131	￦	18,622	￦	9,861	￦	33,602
Foreign currencies translation adjustment		2		—		107		(142)		(33)
Acquisition		18		47		155,110		9		155,184
Depreciation		(1,839)		(28)		(46,134)		—		(48,001)
Disposal		(18)		—		(865)		(484)		(1,367)
Transfer (*1)		—		—		1,431		—		1,431

Ending balance	￦	3,151	￦	150	￦	128,271	￦	9,244	￦	140,816

	For the year ended December 31, 2010
	Development cost		Industrial property rights		Others		Membership deposit		Total
Beginning balance	￦	5,186	￦	94	￦	49,913	￦	7,554	￦	62,747
Foreign currencies translation adjustment		11		—		(7)		(2)		2
Acquisition		2,120		61		4,759		2,632		9,572
Depreciation		(2,329)		(24)		(36,043)		—		(38,396)
Disposal		—		—		—		(323)		(323)

Ending balance	￦	4,988	￦	131	￦	18,622	￦	9,861	￦	33,602

(*1)	￦1,431 million is transferred from construction in progress.

16.	OTHER ASSETS

Details of other assets are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Advance payments	￦	—	￦	11,438	￦	—
Prepaid expenses:
Prepaid expenses in local currency		186,114		135,587		175,439
Prepaid expenses in foreign currencies		1,601		1,323		613
Unearned interest of prepaid expenses		189		382		498

Sub-total		187,904		137,292		176,550

Others:
Supplies		4,209		4,183		4,225
Other		94		38,497		51,523

Sub-total		4,303		42,680		55,748

Total	￦	192,207	￦	191,410	￦	232,298

17.	ASSETS HELD FOR SALE

In accordance with K-IFRS No. 1105 ‘Non-current assets held for sale and discontinued operations’, the Bank reclassified certain assets into assets held for sale as of January 1, 2010. Assets held for sale of ￦2,258 million, ￦5,185 million, and ￦7,609 million, respectively, are recorded as of December 31, 2011, December 31, 2010, and January 1, 2010.

18.	ASSETS SUBJECTED TO LIEN AND ASSETS ACQUIRED THROUGH A FORECLOSURE

(1) Details of assets subjected to lien are as follows (Unit: Korean Won in millions):

	December 31, 2011
	Collateral given to	Amount		Reason for collateral
Due from banks	Central bank of Bangladesh and others	￦	69,593	Reserves for capital and others
Securities and loan	BOK and others		7,092,723	Limitation on total loan exposure and others

		￦	7,162,316

	December 31, 2010
	Collateral given to	Amount		Reason for collateral
Due from banks	Central bank of Bangladesh and others	￦	82,751	Reserves for capital and others
Securities and loan	BOK and others		6,801,682	Limitation on total loan exposure and others

		￦	6,884,433

	January 1, 2010
	Collateral given to	Amount		Reason for collateral
Due from banks	Morgan Stanley Co., Intl. and others	￦	273,997	Collateral of credit derivatives Transactions and others
Securities and loan	BOK and others		7,326,488	Limitation on total loan exposure and others

		￦	7,600,485

(2) Assets acquired through a foreclosure are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Land	￦	—	￦	508	￦	521

19.	FINANCIAL LIABILITIES AT FVTPL

(1)	Financial liabilities at FVTPL are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Financial liabilities held for trading	￦	3,179,148	￦	3,220,041	￦	4,054,525
Financial liabilities designated at FVTPL		322,207		1,509,280		1,684,041

Total	￦	3,501,355	￦	4,729,321	￦	5,738,566

(2)	Details of financial liability held-for-trading are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Borrowings:
Securities in short position	￦	—	￦	18,901	￦	58,487
Derivative liabilities:
Interest rate derivatives		1,500,077		1,371,402		1,279,643
Currency derivatives		1,333,947		1,444,990		2,015,560
Stock derivatives		328,153		357,859		455,973
Credit derivatives		—		1,324		202,382
Commodity derivatives		16,971		25,565		42,480

Sub-total		3,179,148		3,201,140		3,996,038

Total	￦	3,179,148	￦	3,220,041	￦	4,054,525

(3)	Details of financial liabilities designated at FVTPL are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Debentures:
Debentures in local currency	￦	226,432	￦	238,736	￦	271,338
Debentures in foreign currencies		95,775		1,273,039		1,415,654
Discounts on debentures		—		(2,495)		(2,951)

Total	￦	322,207	￦	1,509,280	￦	1,684,041

A portion of liabilities which do not meet the definition of financial liabilities held for trading is designated as financial instrument at FVTPL by using fair value option to eliminate or significantly reduce a measurement or recognition inconsistency that would otherwise arise from recognizing assets and liabilities on a different basis.

(4)	Credit risk adjustments to financial liabilities designated at FVTPL are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Financial liabilities designated at FVTPL	￦	322,207	￦	1,509,280	￦	1,684,041
Changes in fair value for credit risk adjustments		6,462		(564)		(10,996)
Accumulated changes in credit risk adjustments	￦	(26,470)	￦	5,285	￦	(10,996)

(5)	Financial liabilities at FVTPL’s carrying amount and face amount at maturity are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Carrying amount	￦	322,207	￦	1,509,280	￦	1,684,041
Face amount at maturity		296,498		1,457,096		1,675,282

Difference	￦	25,709	￦	52,184	￦	8,759

20.	DEPOSITS DUE TO CUSTOMERS (“DEPOSITS”)

(1)	Details of deposits sorted by interest type are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Deposits in local currency:
Deposits on demand:
Interest bearing	￦	2,450,042	￦	2,710,250	￦	2,361,640
Non-interest bearing		8,401,413		4,740,968		5,130,601
Deposits at termination		137,637,893		134,082,692		118,097,195
Mutual installment		82,823		110,314		144,418

Sub-total		148,572,171		141,644,224		125,733,854

Certificate of deposits		959,458		1,764,677		10,457,581
Other deposits:
Deposits on notes payable		2,479,546		3,458,658		3,024,917
Deposits on CMA		1,752,379		2,150,747		1,554,060

Sub-total		4,231,925		5,609,405		4,578,977

Deposits in foreign currencies:
Interest bearing		6,184,114		5,167,432		6,355,516
Non-interest bearing		610,371		357,556		866,516

Sub-total		6,794,485		5,524,988		7,222,032

Present value discount		(18,958)		(40,424)		(273,726)

Total	￦	160,539,081	￦	154,502,870	￦	147,718,718

(2)	Details of deposits sorted by customers are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Individuals	￦	52,666,907	￦	48,443,228	￦	44,480,914
Corporation		49,174,932		50,272,464		48,499,617
Banks		22,455,070		20,289,642		20,946,175
Government agencies		12,935,444		13,031,480		12,896,830
Other financial institution		7,341,295		6,138,084		4,282,251
Government		6,267,489		6,045,715		7,240,748
Non-profit corporation		4,204,331		4,146,534		3,478,152
Educational organization		2,509,585		2,453,360		2,288,067
Foreign corporation		429,917		409,772		255,841
Other		2,573,069		3,313,015		3,623,849
Present value discount		(18,958)		(40,424)		(273,726)

Total	￦	160,539,081	￦	154,502,870	￦	147,718,718

21.	BORROWINGS AND DEBENTURES

(1)	Details of borrowings as are as follows (Unit: Korean Won in millions):

	December 31, 2011
	Lender	Interest rate (%)	Amount
Borrowings in local currency:
Borrowings from the BOK	BOK	1.5	￦	651,854
Borrowing from government funds	Korea Environment Management Corporation and others	0.0 ~ 3.8		1,936,669
Others	Korea Finance Corporation and others	0.8 ~ 3.7		2,087,241

Sub-total				4,675,764

Borrowings in foreign currencies	Wilshire State Bank and other	0.3 ~ 5.6		9,861,689
Call-money	Banks	0.2 ~ 4.7		2,885,440
Bonds sold under repurchase agreements	Other	2.2 ~ 21.2		985,141
Bills sold	Other	0.0 ~ 3.7		96,453
Present value discount				(2,073)

Total			￦	18,502,414

	December 31, 2010
	Lender	Interest rate (%)	Amount
Borrowings in local currency:
Borrowings from the BOK	BOK	1.3	￦	771,370
Borrowing from government funds	Korea Environment Management Corporation and others	0.0 ~ 5.0		2,007,750
Others	Korea International Trade Association and other	3.0 ~ 3.5		2,295,610

Sub-total				5,074,730

Borrowings in foreign currencies	Wachovia Bank and other	0.5 ~ 6.4		7,832,217
Call-money	Banks	0.1 ~ 5.0		4,160,618
Bonds sold under repurchase agreements	Other	2.0 ~ 21.2		722,145
Bills sold	Other	0.0 ~ 3.0		100,690
Present value discount				(2,770)

			￦	17,887,630

	January 1, 2010
	Lender	Interest rate (%)	Amount
Borrowings in local currency:
Borrowings from the BOK	BOK	1.3	￦	1,107,226
Borrowing from government funds	Korea Environment Management Corporation and others	0.0 ~ 5.3		2,028,485
Others	Korea International Trade Association and other	3.0 ~ 3.8		2,964,644

Sub-total				6,100,355

Borrowings in foreign currencies	Deutsche Bank and other	0.6 ~ 7.1		8,082,919
Call-money	Banks	0.2 ~ 2.0		5,237,097
Bonds sold under repurchase agreements	Other	2.0 ~ 21.2		363,821
Bills sold	Other	0.0 ~ 3.4		89,180
Present value discount				(6,010)

Total			￦	19,867,362

(2)	Details of other monetary organizations’ borrowings are as follows (Unit: Korean Won in millions):

	December 31, 2011
	BOK		General bank		Others		Total
Borrowings in local currency	￦	651,854	￦	639,010	￦	—	￦	1,290,864
Borrowings in foreign currencies		—		4,940,001		4,921,688		9,861,689
Call-money		—		1,142,040		1,743,400		2,885,440
Bonds sold under repurchase agreements		—		—		985,141		985,141

Total	￦	651,854	￦	6,721,051	￦	7,650,229	￦	15,023,134

	December 31, 2010
	BOK		General bank		Others		Total
Borrowings in local currency	￦	771,370	￦	733,329	￦	—	￦	1,504,699
Borrowings in foreign currencies		—		3,929,369		3,902,848		7,832,217
Call-money		—		1,378,618		2,782,000		4,160,618
Bonds sold under repurchase agreements		—		—		722,145		722,145

Total	￦	771,370	￦	6,041,316	￦	7,406,993	￦	14,219,679

	January 1, 2010
	BOK		General bank		Others		Total
Borrowings in local currency	￦	1,107,226	￦	751,226	￦	—	￦	1,858,452
Borrowings in foreign currencies		—		4,667,578		3,415,341		8,082,919
Call-money		—		1,722,997		3,514,100		5,237,097
Bonds sold under repurchase agreements		—		—		363,821		363,821

Total	￦	1,107,226	￦	7,141,801	￦	7,293,262	￦	15,542,289

(3)	Details of debentures are as follows (Unit: Korean Won in millions):

	December 31, 2011			December 31, 2010			January 1, 2010
	Interest rate (%)	Amount		Interest rate (%)	Amount		Interest rate (%)	Amount
Carrying value of bond:
Ordinary bonds	0.5 ~ 10.5	￦	14,801,112	0.6 ~ 10.5	￦	16,355,833	0.5 ~ 10.5	￦	18,677,923
Subordinated bonds	4.7 ~ 10.3		4,950,864	5.1 ~ 10.3		3,770,616	5.0 ~ 10.3		4,604,877

Sub-total			19,751,976			20,126,449			23,282,800

Discount on bonds			(40,669)			(34,628)			(37,752)

Total		￦	19,711,307		￦	20,091,821		￦	23,245,048

22.	PROVISIONS

(1)	Details of provisions are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Provisions for guarantees (*1)	￦	460,221	￦	290,126	￦	332,372
Provisions for unused commitments		114,980		151,091		170,970
Provision for credit card point		701		10,721		11,136
Other provision		19,502		30,794		28,162
Asset retirement obligation		11,080		18,159		16,984
Retirement benefit obligation		19,711		20,908		42,146

Total	￦	626,195	￦	521,799	￦	601,770

(*1)	Provision for guarantee is including provision for financial guarantee of ￦211,642 million, ￦88,145 million, and ￦253,317 million as of December 31, 2011, December 31, 2010, and January 1, 2010, respectively.

(2)	Changes in provision except asset retirement obligation and retirement benefit obligation are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011
	Provision for guarantees		Provision for unused commitments		Provision for credit card point		Other provision		Total
Beginning balance	￦	290,126	￦	151,091	￦	10,721	￦	30,794	￦	482,732
Provisions provided		162,679		—		9,339		1,355		173,373
Provisions used and others		7,416		1		(19,359)		(12,647)		(24,589)
Reversal of unused amount		—		(36,112)		—		—		(36,112)

Ending balance	￦	460,221	￦	114,980	￦	701	￦	19,502	￦	595,404

	For the year ended December 31, 2010
	Provision for guarantees		Provision for unused commitments		Provision for credit card point		Other provision		Total
Beginning balance	￦	332,372	￦	170,970	￦	11,136	￦	28,162	￦	542,640
Provisions provided		134,422		1,242		22,429		—		158,093
Provisions used and others		(16,130)		(26)		(22,844)		14,378		(24,622)
Reversal of unused amount		(160,538)		(21,095)		—		(11,746)		(193,379)

Ending balance	￦	290,126	￦	151,091	￦	10,721	￦	30,794	￦	482,732

(3)	Changes in asset retirement obligation are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010
Beginning balance	￦	18,159	￦	16,984
Provisions provided		617		726
Provisions used		(342)		(190)
Discount rate adjustment		(7,377)		—
Amortization		23		639

Ending balance	￦	11,080	￦	18,159

23.	RETIREMENT BENEFIT OBLIGATION

(1)	Details of retirement benefit obligation are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Projected retirement benefit obligation	￦	232,138	￦	137,320	￦	137,474
Fair value of plan assets		(212,427)		(116,412)		(95,328)

Liability recognized	￦	19,711	￦	20,908	￦	42,146

(2)	Details of post-employee benefits recognized in profit and loss are as follows (Unit: Korean Won in millions):

	For the years ended December 31
	2011		2010
Service cost	￦	82,190	￦	83,498
Interest cost		7,464		5,887
Expected return of plan assets		(5,697)		(5,784)
Actuarial losses (gains)		16,320		(3,098)
Losses on the curtailment or settlement		(298)		—

Total	￦	99,979	￦	80,503

For the year ended December 31, 2011 the Bank appropriate its contribution retirement benefit at the expense of ￦2,439 million.

(3)	Details of changes in carrying value of retirement benefit obligation are as follows (Unit: Korean Won in millions):

	For the years ended December 31
	2011		2010
Beginning balance	￦	137,320	￦	137,474
Current service cost		82,190		83,498
Interest cost		7,464		5,887
Actuarial loss (gain)		15,361		(5,495)
Adjustment due to foreign currencies translation		95		113
Retirement benefit paid		(8,728)		(84,157)
Loss on the curtailment or settlement		(1,564)		—

Ending balance	￦	232,138	￦	137,320

(4)	Changes in plan assets are as follows (Unit: Korean Won in millions):

	For the years ended December 31
	2011		2010
Beginning balance	￦	116,412	￦	95,328
Expected return on plan assets		5,697		5,784
Actuarial loss		(959)		(2,398)
Employer’s contributions		96,000		58,081
Retirement benefit paid		(3,457)		(40,383)
Liquidation		(1,266)		—

Ending balance	￦	212,427	￦	116,412

(5)	Actuarial assumption used in retirement benefit obligation assessment is as follows (Unit: Korean Won in millions)

	December 31, 2011	December 31, 2010	January 1, 2010
Discount rate	4.76%	5.65%	5.31%
Inflation rate	2.30%	3.20%	3.20%
Expected rate of return on plan assets	4.49%	4.24%	5.67%
Future wage growth rate	5.31%	5.74%	5.85%
Mortality ratio	Issued by Korea Insurance Development Institute

Expected rate of return on plan assets as of December 31, 2011, 2010 and January 1, 2010, which were considered with the expect rate of return on retirement pension, retirement trust and retirement insurances, are calculated as 4.49%, 4.24% and 5.67%, respectively.

(6)	Details of plan assets are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Deposits	￦	131,081	￦	70,939	￦	27,453
Equity securities		5,257		3,975		12,669
Beneficiary certificates		49,480		27,209		23,293
Other		26,609		14,289		31,913

Total	￦	212,427	￦	116,412	￦	95,328

(7)	The realized returns on plan assets for the years ended December 31, 2011 and 2010 are ￦4,738 million and ￦3,386 million, respectively.

(8)	Details of accumulation of retirement benefit obligation for recent 3 years are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Retirement benefit obligation recognized	￦	19,711	￦	20,908	￦	42,146
Present value of retirement benefit obligation		232,138		137,320		137,474
Fair value of plan assets	￦	(212,427)	￦	(116,412)	￦	(95,328)

24.	OTHER FINANCIAL LIABILITIES AND OTHER LIABILITIES

Other financial liabilities and other liabilities are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Other financial liabilities:
Accounts payable	￦	6,056,301	￦	1,864,745	￦	1,702,463
Accrued expenses		2,613,618		2,165,225		1,874,370
Other		41,880		34,572		23,304
Discount for other		(3,195)		(4,411)		(2,290)
Borrowing from thrust accounts		2,383,378		1,986,250		2,671,900
Deposits received		254,883		265,580		169,084
Agency business revenue		153,701		218,343		197,986
Domestic exchanges payable		2,968,232		96,834		341,572
Foreign exchanges remittances		688,640		577,340		369,983
Others on credit cards		101,105		101,163		85,575
Agency and other		970,531		1,315,151		913,398

Sub-total		16,229,074		8,620,792		8,347,345

Other liabilities:
Unearned income		200,164		188,359		192,656
Other miscellaneous liabilities		220,750		74,652		490,404

Sub-total		420,914		263,011		683,060

Total	￦	16,649,988	￦	8,883,803	￦	9,030,405

25.	DERIVATIVES

(1)	Derivative assets and derivative liabilities are as follows (Unit: Korean Won in millions):

	December 31, 2011
			Assets				Liabilities
	Notional amount		For fair value hedge		For trading		For fair value hedge		For trading
Interest rate:
Swaps	￦	176,229,868	￦	326,414	￦	1,386,757	￦	12,885	￦	1,469,153
Futures		298,253		—		—		—		—
Long options		2,445,000		—		36,254		—		—
Short options		2,771,136		—		—		—		30,924
Currency:
Forwards		35,333,410		—		749,093		—		311,520
Swaps		27,243,579		—		722,915		—		995,488
Futures		1,065,618		—		—		—		—
Long options		1,957,680		—		395,419		—		—
Short options		1,890,912		—		—		—		26,938
Equity:
Futures		18,945		—		—		—		—
Long options		591,620		—		53,706		—		—
Short options		1,177,223		—		—		—		328,153
Others:
Long options		234,408		—		11,683		—		—
Short options		239,000		—		—		—		11,793
Forwards		10,516		—		239		—		253
Swaps		157,938		—		4,424		—		4,926
Futures		300		—		—		—		—

Total	￦	251,665,406	￦	326,414	￦	3,360,490	￦	12,885	￦	3,179,148

	December 31, 2010
			Assets				Liabilities
	Notional amount		For fair value hedge		For trading		For fair value hedge		For trading
Interest rate:
Swaps	￦	204,633,091	￦	132,268	￦	1,219,613	￦	23,725	￦	1,328,004
Futures		31,020		—		—		—		—
Long options		4,225,000		—		61,558		—		—
Short options		5,076,534		—		—		—		43,398
Currency:
Forwards		27,400,361		—		865,786		—		373,703
Swaps		24,884,530		—		838,787		—		1,014,073
Futures		870,966		—		—		—		—
Long options		2,360,647		—		420,078		—		—
Short options		2,295,334		—		—		—		57,214
Equity:
Futures		46,249		—		—		—		—
Long options		396,246		—		39,279		—		—
Short options		1,243,991		—		—		—		357,859
Others:
Long options		87,081		—		11,821		—		—
Short options		87,615		—		—		—		11,925
Forwards		198,378		—		6,065		—		5,496
Swaps		312,151		—		7,553		—		9,468
Futures		295		—		—		—		—

Total	￦	274,149,489	￦	132,268	￦	3,470,540	￦	23,725	￦	3,201,140

	January 1, 2010
			Assets				Liabilities
	Notional amount		For fair value hedge		For trading		For fair value hedge		For trading
Interest rate:
Swaps	￦	137,625,274	￦	104,986	￦	1,103,453	￦	52,312	￦	1,219,037
Futures		29,327		—		—		—		—
Long options		6,013,380		—		76,513		—		—
Short options		6,164,964		—		—		—		60,606
Currency:
Forwards		34,357,927		—		1,357,750		—		603,985
Swaps		19,640,707		—		696,201		—		1,300,083
Futures		668,498		—		—		—		—
Long options		3,049,897		—		598,523		—		—
Short options		3,198,520		—		—		—		111,493
Equity:
Futures		179,446		—		—		—		—
Long options		429,370		—		47,338		—		—
Short options		2,077,448		—		—		—		455,973
Others:
Long options		304,145		—		19,845		—		—
Short options		312,065		—		—		—		22,949
Forwards		82,213		—		1,661		—		1,246
Swaps		875,694		—		18,671		—		220,666
Futures		5,752		—		—		—		—

Total	￦	215,014,627	￦	104,986	￦	3,919,955	￦	52,312	￦	3,996,038

The above disclosure includes all derivatives regardless of the financial instrument categories. Derivatives held for trading purpose classified into financial assets or liabilities at FVTPL (see notes 7 and 19) and derivatives for hedging are stated as a separate line item at the consolidated statements of financial position.

(2)	Gains or losses on valuation of derivatives are as follows (Unit: Korean Won in millions):

	For the years ended December 31
	2011		2010
Loss from fair value hedged item	￦	(195,534)	￦	(123,202)
Gain from fair value hedging instrument		183,492		78,767

26.	DAY 1 PROFITS AND LOSSES

Changes in deferred day 1 profits and losses are as follows (Unit: Korean Won in millions):

	For the years ended December 31
	2011		2010
Beginning balance	￦	5,300	￦	—
New transactions		4,580		7,530
Amounts recognized in profit or loss		(5,310)		(2,230)

Ending balance	￦	4,570	￦	5,300

Although no observable elements were available in active market to determine fair value of the financial instruments, valuation techniques were utilized to determine fair value of such instruments. These financial instruments are recorded at their fair values at the time of purchase even though there were differences noted on the transaction price and fair value obtained from valuation techniques. The table above shows the differences yet to be recognized in net income.

27.	CAPITAL STOCK, HYBRID SECURITIES AND CAPITAL SURPLUS

(1)	Capital stock, hybrid securities and capital surplus are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Capital stock
Common stock	￦	3,479,783	￦	3,479,783	￦	3,479,783
Preferred stock		350,000		350,000		350,000
Hybrid securities		1,681,807		2,181,806		2,181,806
Capital surplus
Capital in excess of par value		346,880		346,880		346,880
Other capital surplus		464,671		464,718		464,649

	￦	6,323,141	￦	6,823,187	￦	6,823,118

(2)	The number of authorized shares is as follows (Unit: Korean Won in millions):

		December 31, 2011		December 31, 2010		January 1, 2010
Authorized shares of capital stock			3,000,000,000 shares		3,000,000,000 shares		3,000,000,000 shares
Par value		￦	5,000	￦	5,000	￦	5,000
Issued shares of	Common Stock		695,956,580 shares		695,956,580 shares		695,956,580 shares
	Preferred Stock		70,000,000 shares		70,000,000 shares		70,000,000 shares

(3)	Hybrid securities classified as equity are as follows. (Unit: Korean Won in millions):

	Issue date	Maturity	Interest Rates (%)	The years ended December 31
				2011		2010		2009
Local Currency	2008. 6. 20.	2038. 6. 19.	7.7	￦	254,633	￦	254,633	￦	254,633
	2009. 3. 31.	2039. 3. 30.	6.7		499,998		999,997		999,997
Foreign Currency	2007. 5. 21.	2037. 5. 20.	6.2		927,176		921,176		921,176

				￦	1,681,807	￦	2,181,806	￦	2,181,806

The Bank can exercise its right to early repayment after five or ten years after issuing hybrid securities, and at the date of maturity, the contractual agreements allow the Bank to indefinitely extend the maturity date with the same contractual terms. In addition, the Bank decides not to pay the dividends of common share at general shareholder’s meeting, the Bank may not pay interest on the hybrid securities.

(4)	Details of capital surplus are as follows (Unit: Korean Won in millions):

		December 31, 2011		December 31, 2010		January 1, 2010
Capital in excess of par value	Increase by issuance of preferred stock and common stock issue cost	￦	346,880	￦	346,880	￦	346,880
Other capital surplus	Increase by acquisition of banking segment of formerly Peace Bank		31,903		31,903		31,903
	Gain on disposal of subsidiary stock (formerly Woori Investment Trust Management Co., Ltd.)		17,392		17,392		17,392
	Loss on disposal of subsidiary stock (formerly Woori Investment Securities Co., Ltd.)		(55,369)		(55,369)		(55,369)
	Increase by merger with formerly Woori Investment Bank Co., Ltd.		138,682		138,682		138,682
	Increase by merger with formerly Woori Card		330,395		330,395		330,395
	Increase by additional acquisition of interests in P.T. Bank Woori Indonesia		1,668		1,715		1,646
	Sub-total		464,671		464,718		464,649

	Total	￦	811,551	￦	811,598	￦	811,529

28.	OTHER EQUITY

Changes in other equity are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011
	Beginning balance		Others		Reclassification		Income tax effect		Ending balance
Gain (loss) on valuation of AFS securities	￦	927,698	￦	129,656	￦	(582,053)	￦	83,314	￦	558,615
Gain (loss) on overseas business translation and others		(542)		5,345		—		(1,279)		3,524

Total	￦	927,156	￦	135,001	￦	(582,053)	￦	82,035	￦	562,139

	For the year ended December 31, 2010
	Beginning balance		Others		Reclassification		Income tax effect		Ending balance
Gain (loss) on valuation of AFS securities	￦	1,149,001	￦	241,638	￦	(525,360)	￦	62,419	￦	927,698
Gain (loss) on overseas business translation and others		—		(695)		—		153		(542)

Total	￦	1,149,001	￦	240,943	￦	(525,360)	￦	62,572	￦	927,156

For the change in gain (loss) on valuation of AFS financial assets, others represent the change from the valuation for the period, and reclassification adjustments show disposal or recognition of impairment losses on AFS financial assets.

29.	RETAINED EARNINGS

(1)	Changes in retained earnings are as follows (Unit: Korean Won in millions):

		December 31, 2011		December 31, 2010		January 1, 2010
Legal Reserve	Legal reserve	￦	1,199,500	￦	1,088,700	￦	993,300
	Other legal reserve		35,582		32,663		30,009

	Sub-total		1,235,082		1,121,363		1,023,309

Voluntary Reserve	Business rationalization reserve		8,000		8,000		8,000
	Reserve for financial structure improvement		235,400		235,400		212,000
	Additional reserve		6,799,544		6,193,044		5,653,044
	Other voluntary reserve		6,000		6,000		—

	Sub-total		7,048,944		6,442,444		5,873,044

Retained earnings before appropriation			2,949,002		2,230,059		2,079,429

	Total	￦	11,233,028	￦	9,793,866	￦	8,975,782

1)	Legal reserve

In accordance with the Act of Banking Law, legal reserve are appropriated at least one tenth of the earnings after tax on every dividend declaration, not exceeding the paid in capital. This reserve may not be used other than for offsetting a deficit or transferring to capital.

2)	Other legal reserve

Other legal reserves were appropriated in the branches located in Japan, Vietnam and Bangladesh according to the banking laws of Japan, Vietnam and Bangladesh, and may be used to offset any deficit incurred in those branches.

3)	Business rationalization reserve

Pursuant to the Tax Exemption and Reduction Control Law, the Bank was previously required to appropriate, as a reserve for business rationalization, amounts equal to tax reductions arising from tax exemptions and tax credits up to December 31, 2001. The requirement was no longer effective from 2002.

4)	Reserve for financial structure improvement

In 2002, the Finance Supervisory Services recommended banks in Korea to appropriate at least ten percent of net income after accumulated deficit for financial structure improvement, until simple capital ratio equals 5.5 percent. This reserve is not available for payment of cash dividends; however, it can be used to reduce a deficit or be transferred to capital.

5)	Additional reserve and other voluntary reserve

Additional reserve and other voluntary reserve were appropriated for capital adequacy and other management purpose.

(2)	Statements of appropriations of retained earnings are as follows.(Unit: Korean Won in millions):

			For the years ended December 31
			2011				2010
I.	RETAINED EARNINGS BEFORE APPROPRIATIONS:				￦	2,949,002			￦	2,230,059
	1.	Unappropriated retained earnings carried over from prior years	￦	1,122,160			￦	862
	2.	Accumulation effect due to accounting changes		—				1,124,965
	3.	Dividends of hybrid securities and other (*1)		(142,593)				(155,631)
	4.	Net income		1,969,435				1,259,863

II.	APPROPRIATIONS:					2,948,836				1,107,899
	1.	Legal reserve (*2)		197,000				110,800
	2.	Reserve for research and human resource development		3,800				—
	3.	Other reserve		3,096				2,874
	4.	Revaluation reserve		761,650				—
	5.	Planned regulatory reserve for credit loss		1,127,236				—
	6.	Amortization of loss on redemption of hybrid securities		1				—
	7.	Cash dividends (Dividend per share (%))
		(2011: Common stock 608 Won (12.2%), Preferred stock 800 Won (16%),		479,053				387,725
		2010: Common stock 477 Won (9.5%), Preferred stock 800 Won (16%))
	8.	Additional reserve		377,000				606,500

III.	UNAPPROPRIATED RETAINED EARNINGS TO BE CARRIED FORWARD TO SUBSEQUENT YEAR				￦	166			￦	1,122,160

(*1)	Besides dividends of hybrid securities, foreign currency translation adjustments of other legal reserve and other amounting to ￦45 million and ￦31 million Won as of December 31, 2011 and 2010 are included.
(*2)	For the legal reserve, more than ten percents of net income after tax were reserved in accordance with the K-GAAP.

1)	Reserve for research and human development

In accordance with the Tax Reduction and Exemption Control Act, The Bank reserves tax reserves (reserve when taxable deduction under reporting adjustment during calculating income tax) when the Bank dispose of retain earning. This reserve however, cannot allocate the amount of purchase return under related tax law.

2)	Allowance for revaluation difference

According to the banking supervision by laws annex 3, to be recognized as complementary capital, gain or loss occurred in the property revaluation when adopting K-IFRS is the amount with limited dividends by the Board of Directors.

3)	Planned regulatory reserve for credit loss

In accordance with Article 29 of the Regulation on Supervision of Banking Business (“RSBB”), if provisions for credit loss under K-IFRS for the accounting purpose are lower than provisions under RSBB, the Bank discloses such short fall amount as planned regulatory reserve for credit loss.

(3)	The changes in retained earnings as of December 31, 2011 and 2010 are as follows(Unit: Korean Won in millions):

	For the years ended December 31
	2011		2010
Beginning balance	￦	9,793,866	￦	8,975,782
Net income		1,969,435		1,259,863
Dividend		(530,273)		(441,779)
Ending balance		11,233,028		9,793,866

30.	PLANNED REGULATORY RESERVE FOR CREDIT LOSS

In accordance with Article 29 of the Regulation on Supervision of Banking Business (“RSBB”), if the estimated provisions for credit loss under K-IFRS for the accounting purpose are lower than those in accordance with the provisions under RSBB, the Bank shall disclose the difference as the planned regulatory reserve for credit loss.

(1)	Balance of the planned regulatory reserve for credit loss is as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010
Beginning	￦	—	￦	—
Amount estimated to be appropriated		1,127,236		526,525

Ending	￦	1,127,236	￦	526,525

(2)	Planned reserves provided, adjusted net income after the planned reserves provided and adjusted earnings per share after the planned reserves provided are as follows (Unit: Korean Won in millions, except for earnings per share data):

	For the year ended December 31, 2011
Planned reversal of reserve	￦	600,711
Adjusted net income after the planned reserves provided (*1)		1,368,724
Adjusted earnings per share after the planned reserves provided (*1)	￦	1,681

(*1)	Adjusted net income after the planned reserves provided and adjusted earnings per share after the planned reserves provided are not in accordance with K-IFRS and calculated on the assumption that provision of regulatory reserve for credit loss before income tax is adjusted to the profit

31.	DIVIDENDS

Details of dividends and propensity to dividend are as follows (Unit: Korean Won in millions):

	December 31, 2011				December 31, 2010
	Common stock		Preferred stock (*1)		Common stock		Preferred stock (*1)
Shares outstanding (million)		696		70		696		70
Par value (Won)	￦	5,000	￦	5,000	￦	5,000	￦	5,000
Capital stock		3,479,783		350,000		3,479,783		350,000
Number of shares issued (million)		696		70		696		70
Dividend per share (Won)		608		800		477		800
Total dividend		423,053		56,000		331,725		56,000
Dividend rate		12.2%		16.0%		9.5%		16.0%
Net income		1,969,435		1,969,435		1,259,863		1,259,863
Payout ratio (*2)		21.5%		2.8%		26.3%		4.4%

(*1)	Preferred stock is non-cumulative and non-participating and its dividend rate is 8% on issuance price per share.
(*2)	Payout ratio for the year ended December 31, 2010 is calculated in accordance with K-IFRS and payout ratio of common stock and preferred stock under K-GAAP for the year ended December 31, 2010 were 29.9% and 5.1%, respectively. In addition, payout ratio of common stock and preferred stock after reflecting planned regulatory reserve for credit loss for the year ended December 31, 2011 are 30.9% and 4.1%, respectively.

32.	NET INTEREST INCOME

(1)	Interest income recognized are as follows (Unit: Korean Won in millions):

	For the years ended December 31
	2011		2010
Financial asset at FVTPL:
Interest of securities:
Securities in local currency	￦	196,404	￦	195,035
Securities in foreign currencies		—		1,090
Interest of other assets		89,824		79,777

Sub-total		286,228		275,902

AFS financial assets:
Interest of securities in local currency:
Interest of government bonds		118,501		104,982
Interest of finance debentures		121,120		128,162
Interest of debentures		42,479		18,463
Interest of beneficiary certificate		—		891
Interest on securities in foreign currencies		4,265		6,541

Sub-total		286,365		259,039

HTM financial assets:
Interest of securities in local currency:
Interest of government bonds		232,600		146,243
Interest of finance debentures		225,033		364,898
Interest of debentures		197,288		89,714
Others		709		—
Interest of securities in foreign currencies		4		320

Sub-total		655,634		601,175

Loans and receivables:
Interest on due from banks:
Interest on due from banks in local currency		28,766		3,210
Interest on due from banks in foreign currencies		4,648		3,068
Interest of loans:
Interest on loans in local currency		8,192,157		7,625,167
Interest on loans in foreign currencies		294,688		330,192
Interest on domestic usance bills		49,049		46,040
Interest on off-shore loans		497		1,234
Interest on inter-bank loans		56,410		25,815
Interest on call loans		73,868		75,074
Interest on bills bought		5,868		7,856
Interest on foreign currencies		119,035		142,591
Interest on payment for acceptances and guarantees		4,291		3,311
Interest on bonds sold under repurchase agreements		100,060		58,118
Interest on privately placed bonds		119,723		163,199
Interest on credit card receivables		995,929		1,007,586
Interest on other loans		13,828		19,900
Interest of other assets		95,631		94,361

Sub-total		10,154,448		9,606,722

Total	￦	11,382,675	￦	10,742,838

Interest income accrued from impaired loan is ￦134,343 million and ￦53,232 million for the years ended December 31, 2011 and 2010, respectively.

(2)	Interest expense recognized are as follows (Unit: Korean Won in millions):

	For the years ended December 31
	2011		2010
Interest of deposits:
Interest on demand deposits in local currency	￦	20,116	￦	13,044
Interest on deposits in foreign currencies		42,667		46,831
Interest on saving deposits in local currency		4,122,460		3,753,295
Interest on mutual installment		3,590		4,726
Interest on certificate of deposits		64,966		279,814
Interest on other deposits		175,043		121,560

Sub-total		4,428,842		4,219,270

Interest of borrowings:
Interest on borrowings in local currency		117,038		138,662
Interest on borrowings in foreign currencies		112,230		103,284
Interest on call money		54,952		45,083
Interest on bills sold		2,582		2,320
Interest on bonds sold under repurchase agreements		19,992		13,227

Sub-total		306,794		302,576

Interest of debentures:
Interest on debentures in local currency		785,505		970,030
Interest on debentures in foreign currencies		223,042		282,629

Sub-total		1,008,547		1,252,659

Others		98,078		100,062

Total	￦	5,842,261	￦	5,874,567

33.	NET FEES AND COMMISSIONS INCOME

(1)	Details of fees and commissions income occurred are as follows (Unit: Korean Won in millions):

	For the years ended December 31
	2011		2010
Commission received:
Commission received in local currency	￦	500,576	￦	448,644
Commission received in foreign currencies		178,805		169,294

Sub-total		679,381		617,938

Commission fees		107,183		102,889
Commission received on project financing		22,847		15,544
Commission received on credit card:
Credit card in local currency		12,800		10,899
Credit card in foreign currencies		21,114		—
Prepaid card		1,375		1,903
Debit card		169		212

Sub-total		35,458		13,014

CMA management charges		5,553		6,131
Commission received on securities		71,725		92,055
Other commission received		3,202		2,575
Commission received on trust business		39,493		41,870

Total	￦	964,842	￦	892,016

(2)	Details of fees and commissions expense occurred are as follows (Unit: Korean Won in millions):

	For the years ended December 31
	2011		2010
Commission expenses:
Commission expenses in local currency	￦	61,251	￦	48,508
Commission expenses in foreign currencies		19,699		17,862

Sub-total		80,950		66,370

Commission expenses on credit card:
Credit card in local currency		337,794		324,179
Credit card in foreign currencies		2,715		3,392
Debit card		138		179

Sub-total		340,647		327,750

Commission expenses on other		58,046		32,407
Commission expenses on trust business		36		45

Total	￦	479,679	￦	426,572

34.	DIVIDEND INCOME

Details of dividend income recognized are as follows (Unit: Korean Won in millions):

	For the years ended December 31
	2011		2010
Financial assets at FVTPL:
Dividend income in local currency	￦	7,477	￦	3,524

AFS financial assets:
Dividend in local currency		100,670		79,126
Dividend in foreign currencies		4,071		2,187

Sub-total		104,741		81,313

Other assets:
Subsidiaries investment assets		27,669		58,363

Total	￦	139,887	￦	143,200

35.	GAINS AND LOSSES RELATED TO FINANCIAL ASSETS AT FVTPL

(1)	Details of gains and losses related to financial assets at FVTPL are as follows (Unit: Korean Won in millions):

	For the years ended December 31
	2011		2010
Gains and losses on financial assets held for trading	￦	80,217	￦	66,471
Gains and losses of financial assets designated at FVTPL		27,885		(42,876)

Total	￦	108,102	￦	23,595

(2)	Details of gains and losses on financial assets held for trading are as follows (Unit: Korean Won in millions):

	For the years ended December 31
	2011		2010
Gain (loss) on securities:
Gain on disposal of securities in local currency	￦	51,825	￦	117,556
Loss on disposal of securities in local currency		(102,635)		(37,386)

Sub-total		(50,810)		80,170

Gain on transaction of securities in local currency		15,396		54,957
Loss on transaction of securities in local currency		(18,421)		(1,157)

Sub-total		(3,025)		53,800

Gain (loss) on securities Sub-total		(53,835)		133,970

Gain (loss) on derivatives:
Gain on transaction and valuation of derivatives:
Gain on interest rates derivatives		1,844,197		2,041,703
Loss on interest rates derivatives		(1,843,048)		(2,131,961)

Sub-total		1,149		(90,258)

Gain on currencies derivatives		3,556,379		3,840,114
Loss on currencies derivatives		(3,470,445)		(3,785,882)

Sub-total		85,934		54,232

Gain on equity derivatives		176,187		221,710
Loss on equity derivatives		(139,137)		(273,717)

Sub-total		37,050		(52,007)

Gain on other derivatives		80,516		185,622
Loss on other derivatives		(77,615)		(178,504)

Sub-total		2,901		7,118

Gain (loss) on derivatives Sub-total		127,034		(80,915)
Gain (loss) on other financial instruments:
Gain on transaction of other financial instruments		7,779		11,936
Loss on transaction of other financial instruments		(1,082)		(1,270)

Sub-total		6,697		10,666
Gain on valuation of other financial instruments		321		2,750

Sub-total		321		2,750

Gain (loss) on other financial instruments Sub-total		7,018		13,416

Total	￦	80,217	￦	66,471

(3)	Details of gains and losses of financial instrument at FVTPL are as follows (Unit: Korean Won in millions):

	For the years ended December 31
	2011		2010
Gain on transaction of securities:
Loss on redemption of securities in foreign currencies	￦	—	￦	(589)
Gain on transaction of securities in local currency		—		15
Gain on transaction of securities in foreign currencies		—		1,124

Sub-total		—		550

Gain (loss) on other financial instruments:
Gain on disposition of other financial instruments		18,861		2,516
Gain (loss) on valuation of other financial instruments		9,024		(45,942)

Sub-total		27,885		(43,426)

Total	￦	27,885	￦	(42,876)

36.	GAINS AND LOSSES ON AFS FINANCIAL ASSETS

Details of gains and losses on AFS financial assets recognized are as follows (Unit: Korean Won in millions):

	For the years ended December 31
	2011		2010
Gain on transaction of securities:
Gain on redemption of securities in local currency	￦	—	￦	56
Gain on redemption of securities in foreign currencies		—		2,035
Gain on transaction of securities in local currency		1,217,689		965,713
Gain on transaction of securities in foreign currencies		5,714		17,291

Sub-total		1,223,403		985,095

Impairment gain (loss) on credit loss:
Securities in local currency		(164,853)		(44,389)
Securities in foreign currencies		(19,785)		(31,973)

Sub-total		(184,638)		(76,362)

Total	￦	1,038,765	￦	908,733

37.	GAIN (LOSS) ON HTM FINANCIAL ASSETS

There is no gain or loss on HTM financial assets for the years ended December 31, 2011 and 2010, respectively. In addition, details of interest income of HTM financial assets are stated in note 32.

38.	IMPAIRMENT LOSS FOR LOANS, OTHER RECEIVABLES, GUARANTEES AND UNUSED COMMITMENTS

Impairment losses for loans, other receivables, guarantees and unused commitments are as follows (Unit: Korean Won in millions):

	For the years ended December 31
	2011		2010
Loans:
Bad debt expense	￦	(1,694,390)	￦	(2,428,953)
Reversal of provision for credit loss		20,706		41,987

Sub-total		(1,673,684)		(2,386,966)

Guarantees and commitments:
Provision for guarantees:
Provision for loss on guarantees		(162,679)		(134,422)
Reversal of provision for guarantees		—		160,538
Provision for unused commitments:
Provision for unused commitments		—		(1,242)
Reversal of provision for unused commitments		36,112		21,095

Sub-total		(126,567)		45,969

Total	￦	(1,800,251)	￦	(2,340,997)

39.	GENERAL AND ADMINISTRATIVE EXPENSES AND NET OTHER OPERATING INCOME (EXPENSE)

(1)	Details of general and administrative expenses are as follows (Unit: Korean Won in millions):

		For the years ended December 31
		2011		2010
Salaries	Short-term salaries	￦	1,003,246	￦	837,225
	Severance benefits-defined benefit		99,979		80,503
	Severance benefits-defined contribution		2,439		—
	Termination		42,907		32,019

	Sub-total		1,148,571		949,747

Depreciation			119,678		118,799
Other general and administrative expenses	Employee benefits		251,918		231,774
	Reimburse		59,494		59,053
	Travel		5,666		5,398
	Operating promotion expenses		40,546		35,160
	Rent		168,296		160,881
	Maintenance		11,846		9,856
	Advertising expenses		68,490		68,947
	Taxes and public dues		105,440		94,971
	Insurance		2,712		2,670
	Computer related expenses		239,813		240,874
	Service fees		158,300		126,267
	Communications		27,636		24,360
	Printings		9,999		10,558
	Water, light and heating		12,097		12,315
	Supplies		5,309		5,262
	Vehicle maintenance		8,889		7,714
	Other		2,963		2,271

	Sub-total		1,179,414		1,098,331

	Total	￦	2,447,663	￦	2,166,877

(2)	Details of net other operating incomes (expenses) recognized are as follows (Unit: Korean Won in millions):

	For the years ended December 31
	2011		2010
Other operating incomes	￦	8,134,406	￦	7,028,336
Other operating expenses		(8,663,703)		(7,388,891)

	￦	(529,297)	￦	(360,555)

(3)	Details of other operating incomes recognized are as follows (Unit: Korean Won in millions):

	For the years ended December 31
	2011		2010
Gain on transaction of foreign exchange	￦	7,781,548	￦	6,646,106
Gain on derivatives		193,374		129,480
Loss on fair value hedging derivatives		4,921		40,575
Rental income		18,180		14,260
Gain on transaction of other assets		10,438		327
Gain on restoration		105		33
Gain on disposal of loans		51,910		120,087
Others		73,930		77,468

Total	￦	8,134,406	￦	7,028,336

(4)	Details of other operating expenses recognized are as follows (Unit: Korean Won in millions):

	For the years ended December 31
	2011		2010
Loss on transaction of foreign exchange	￦	7,651,988	￦	6,408,648
Loss on derivatives		9,882		50,713
Loss on fair value hedging derivatives		200,455		163,777
Deposit insurance premium		207,363		178,513
Contribution to miscellaneous funds		298,683		285,719
Export bond insurance fees		95		5
Loss on disposal of investments in associates		6,424		1
Loss on disposition of other assets		2,257		4,524
Donations and contributions		37,963		62,587
Loss on restoration		300		244
Loss on disposal of loans		196,187		168,448
Others		52,106		65,712

Total	￦	8,663,703	￦	7,388,891

40.	INCOME TAX EXPENSE

(1)	Details of income tax expense are as follows (Unit: Korean Won in millions):

	For the years ended December 31
	2011		2010
Current income tax payable	￦	466,962	￦	248,990
Adjustment recognized in the period for current tax of prior periods		(4,796)		(38,042)
Changes in deferred income taxes due to temporary differences		(1,797)		7,431
Changes in deferred income taxes directly in equity		81,990		62,572

Income tax expense	￦	542,359	￦	280,951

(2)	Income tax expense can be reconciled to net income is follows (Unit: Korean Won in millions):

	For the years ended December 31
	2011		2010
Net income before income tax	￦	2,511,794	￦	1,540,814
Tax calculated at statutory tax rate of 24.2%		607,828		372,850
Adjustments:
Effect on non-taxable income		(37,969)		(42,763)
Effect on non-deductible expense		33,374		28,025
Deferred tax effect from changes in tax rate		(10,879)		(6,737)
Consolidated tax return		(45,199)		(32,382)
Adjustment recognized in the period for current tax of prior periods		(4,796)		(38,042)

Income tax expense	￦	542,359	￦	280,951

Effective tax rate		21.60%		18.20%

(3)	Changes in cumulative temporary differences for the years ended December 31, 2011 in 2010 are as follows (Unit: Korean Won in millions):

(2011)	Balance as of Jan. 1, 2011		Deduction		Addition		Balance as of Dec. 31, 2011
Temporary differences to be charged to income tax expense:
Loss (gain) on valuation of securities	￦	651,676	￦	651,676	￦	920,360	￦	920,360
Gain (loss) on valuation of derivatives		(466,258)		(466,615)		(641,808)		(641,451)
Accrued income		(206,860)		(205,059)		(265,378)		(267,179)
Depreciation of premises and equipment		(33,314)		(33,314)		(17,921)		(17,921)
Allowance for loan loss		368,265		368,265		—		—
Write-off of loans		258,230		220,660		—		37,570
Deferred loan origination fees and costs		(126,996)		(126,996)		(155,559)		(155,559)
Accrued expenses		108,895		105,119		161,507		165,283
Retirement benefit obligation		99,142		3,457		80,491		176,176
Plan assets		(103,311)		(3,457)		(76,321)		(176,175)
Provisions for guarantees		201,981		201,981		248,579		248,579
Other provision		192,606		192,606		135,183		135,183
Loss (gain) on valuation of debentures		159,721		159,721		312,819		312,819
Provision for advanced depreciation		(86,274)		—		—		(86,274)
Hybrid securities		(2,389,873)		(500,000)		—		(1,889,873)
Others		(414,898)		(599,113)		(605,128)		(420,913)

Sub-total		(1,787,268)		(31,069)		96,824		(1,659,375)

Temporary differences recognized directly in equity:
Gain on valuation of available-for-sale securities		(1,189,356)		(1,189,356)		(736,959)		(736,959)
Others		(1,415)		695		(4,650)		(6,760)

Sub-total		(1,190,771)		(1,188,661)		(741,609)		(743,719)

Temporary differences sub-total		(2,978,039)		(1,219,730)		(644,785)		(2,403,094)
Realizable temporary differences		(2,389,873)		(500,000)		—		(1,889,873)
Unrealizable temporary differences		(588,166)		(719,730)		(644,785)		(513,221)

Tax effects for temporary differences		(125,997)		(157,835)		(156,038)		(124,200)

Net deferred tax liabilities	￦	(125,997)					￦	(124,200)

(2010)	Balance as of Jan. 1, 2010		Deduction		Addition		Balance as of Dec. 31, 2010
Temporary differences to be charged to income tax expense:
Loss (gain) on valuation of securities	￦	769,011	￦	769,011	￦	651,676	￦	651,676
Gain (loss) on valuation of derivatives		(41,896)		(41,896)		(466,258)		(466,258)
Accrued income		(58,705)		(58,705)		(206,860)		(206,860)
Depreciation of premises and equipment		(90,906)		(90,906)		(33,314)		(33,314)
Allowance for loan loss		(471,936)		(471,936)		368,265		368,265
Write-off of loans		278,850		20,620		—		258,230
Deferred loan origination fees and costs		(113,837)		(113,837)		(126,996)		(126,996)
Accrued expenses		(94,541)		(94,541)		108,895		108,895
Retirement benefit obligation		96,081		96,081		99,142		99,142
Plan assets		(95,327)		(95,327)		(103,311)		(103,311)
Provisions for guarantees		332,372		332,372		201,981		201,981
Other provision		227,251		227,251		192,606		192,606
Loss (gain) on valuation of debentures		(3,228)		(3,228)		159,721		159,721
Provision for advanced depreciation		(86,274)		—		—		(86,274)
Hybrid securities		(2,504,972)		(2,504,972)		(2,389,873)		(2,389,873)
Others		326,108		326,108		(414,898)		(414,898)

Sub-total		(1,531,949)		(1,703,905)		(1,959,224)		(1,787,268)

Temporary differences recognized directly in equity:
Gain on valuation of available-for-sale securities		(1,473,078)		(1,473,078)		(1,189,356)		(1,189,356)
Others		(2,110)		—		695		(1,415)

Sub-total		(1,475,188)		(1,473,078)		(1,188,661)		(1,190,771)

Temporary differences sub-total		(3,007,137)		(3,176,983)		(3,147,885)		(2,978,039)
Realizable temporary differences		(2,504,972)		(2,504,972)		(2,389,873)		(2,389,873)
Unrealizable temporary differences		(502,165)		(672,011)		(758,012)		(588,166)

Tax effects for temporary differences		(118,565)		(159,331)		(166,763)		(125,997)

Net deferred tax liabilities	￦	(118,565)					￦	(125,997)

(4)	Details of temporary differences that are not recognized as deferred tax liabilities are as follows (Unit: Korean Won in millions):

	December 31, 2011	December 31, 2010	January 1, 2010
Hybrid securities	￦ (1,889,873)	￦ (2,389,873)	￦ (2,504,972)

(5)	Details of deferred tax relating to items that are recognized directly in equity are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Loss (gain) on valuation of AFS securities	￦	(177,333)	￦	(260,648)	￦	(314,422)
Gain (loss) on foreign exchange translation of AFS financial assets		(1,011)		(1,010)		(9,655)
Other		(1,636)		(311)		(464)

Total	￦	(179,980)	￦	(261,969)	￦	(324,541)

41.	EARNINGS PER COMMON SHARE (“EPS”)

(1)	Basic EPS is calculated by dividing net income by weighted average number of common shares outstanding (Unit: Korean Won in millions, except for per share amounts)

	For the years ended December 31
	2011		2010
Net income attributable to common shares:
Net income attributable to the controlling equity	￦	1,969,435	￦	1,259,863
Dividend on preferred stock		(56,000)		(56,000)
Dividend on hybrid securities		(142,593)		(155,631)

	￦	1,770,842	￦	1,048,232

Weighted average number of common shares outstanding		696 million shares		696 million shares
Basic EPS	￦	2,544	￦	1,506

(2)	Diluted EPS is calculated by reflecting the dilution effect to net income (Unit: Korean Won in millions, except for per share amounts)

	For the years ended December 31
	2011		2010
Diluted net income:
Net income attributable to common shares	￦	1,770,842	￦	1,048,232
Dilution effect of convertible preferred stock		56,000		56,000

	￦	1,826,842	￦	1,104,232

Weighted average number of share for diluted EPS:
Weighted average number of common shares outstanding		696 million shares		696 million shares
Convertible preferred stock		70 million shares		70 million shares

		766 million shares		766 million shares

Diluted EPS	￦	2,385	￦	1,442

Diluted EPS is calculated by adjusting the assumption that all of dilutive potential common shares are converted to common shares, used for the weighted average number of share calculation. The dilutive potential common shares are convertible preferred stock, and to calculate diluted EPS, it is assumed that convertible preferred stocks convert to common shares and the relate dividend is added to net income on common shares.

42.	CONTINGENT LIABILITIES AND COMMITMENTS

(1)	Details of guarantee which the Bank has provided for others are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Confirmed guarantee:
Guarantee for debenture issuances	￦	135	￦	41,290	￦	46,206
Guarantee for loans		220,966		128,433		84,136
Acceptances		718,619		585,334		742,773
Guarantee in acceptances of imported goods		128,152		124,929		113,564
Other confirmed guarantees		9,758,324		8,515,303		8,936,024

Total		10,826,196		9,395,289		9,922,703

Unconfirmed guarantee:
Local letter of credit		934,060		880,013		728,597
Import letter of credit		4,443,547		5,253,942		5,375,576
Other unconfirmed guarantee		3,122,377		3,665,839		4,694,972

Total		8,499,984		9,799,794		10,799,145

Commercial paper purchase commitment and others	￦	3,661,780	￦	4,028,454	￦	4,204,191

(2)	Details of loan commitments and the other commitments which the Bank provided for others are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Loan commitments	￦	84,101,843	￦	79,496,208	￦	74,113,977
Other commitments		8,695,936		9,929,244		8,776,416

(3)	Details of guarantees and the related provisions for guarantees are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Confirmed guarantees	￦	10,826,196	￦	9,395,289	￦	9,922,703
Unconfirmed guarantees		8,499,984		9,799,794		10,799,145
Commercial paper purchase commitments and others		3,661,780		4,028,454		4,204,191

Total		22,987,960		23,223,537		24,926,039

Provisions for guarantees	￦	460,221	￦	290,126	￦	332,372
Ratio of provisions to total guarantees		2.00%		1.25%		1.33%

(4)	Litigation case

The Bank filed lawsuits as follows (Unit: Korean Won in millions):

	December 31, 2011
	As plaintiff		As defendant
Number of cases		777 case		179 case
Amount of litigation	￦	975,173	￦	333,177
Provisions for litigations				12,679

	December 31, 2010
	As plaintiff		As defendant
Number of cases		4,033 case		146 case
Amount of litigation	￦	786,553	￦	160,427
Provisions for litigations				13,941

	January 1, 2010
	As plaintiff		As defendant
Number of cases		4,859 case		210 case
Amount of litigation	￦	780,144	￦	178,618
Provisions for litigations				17,424

The litigations from the electronic reminder (payment orders for unpaid credit card receivables to individuals) are not included on the number of cases as of December 31, 2011, December 31, 2010 and January 1, 2010, respectively, and there are no significant effects on the financial statements as of December 31, 2011, December 31, 2010 and January 1, 2010.

43.	RELATED PARTY TRANSACTIONS

Related parties of the Bank and assets and liabilities recognized and major transactions with related parties during the current and prior period are as follows:

(1)	The related parties of the Bank as of December 31, 2011 are as follows:

Related parties

Ultimate controlling party (Government related entity)	Korea Deposit Insurance Corporation (“KDIC”)

Parent	Woori Finance Holdings Co., Ltd. (“WFH”)

Subsidiaries	Woori Credit Information Co., Ltd., Woori America Bank, Woori Global Market Asia Ltd. , Woori Bank China Limited, Zao Woori Bank, P.T. Bank Woori Indonesia, Korea BTL Infrastructure Fund, Woori Fund Service Co., Ltd., Woori Bank Principal and Interest Trust and interest, Kumho Trust 1st Co., Ltd. and 11 SPCs, Haeoreum Short-term Bond 15th and 29 Beneficiary Certificates

Associates	Korea Credit Bureau Co., Ltd., Korea Finance Security Co., Ltd., Woori Service Networks Co., Ltd., Kumho Tires Co., Ltd., Woori Private Equity Fund, Woori Blackstone Korea Opportunity Private Equity Fund 1, United PF 1st Corporate financial stability, LIG E&C Co., Ltd., Hyunjin Co., Ltd.

Other	Woori Financial Co., Ltd., Woori Asset Management Co., Ltd., Woori FIS Co., Ltd., WFG Savings Bank, Woori Private Equity, Woori Aviva Life Insurance Co., Ltd., Kyongnam Bank, Kyongnam Bank Principal and Interest Trust, Kwangju Bank, Kwangju Bank Principal and Interest Trust, Woori F&I Co., Ltd., Woori Asset Management, Kumho Investment Bank, Woori EL Co., Ltd., Woori Investment & Securities Co., Ltd., Woori Futures, Sempio Food Co., Ltd., Bonghwang Semiconductor Yuhan Gongsa, Seoul Lakeside Co., Ltd., Woori Renaissance Holdings Co., Ltd., UP Chemical Co., Ltd., Phoenix Digital Tech Co., Ltd., TY Second Asset Securitization Specialty and 54 SPCs, Woori Investment Asia PTE and 35 Beneficiary Certificates

(2)	Assets and liabilities from transactions with related parties are as follows (Unit: Korean Won in millions):

Related party		A title of account	December 31, 2011		December 31, 2010		January 1, 2010
Ultimate controlling party (Government related entity)	KDIC	Loans	￦	1,000,000	￦	—	￦	—
		Provision for credit loss		(457)		—		—
		Other assets		762,109		647,300		222,283
		Deposits		136,916		546,634		230,935

Parent	WFH	Loans		483		369		246
		Provision for credit loss		—		(1)		(2)
		Other assets		2		—		—
		Deposits		38,745		68,954		24,570
		Other liabilities		238,721		32,542		31,580

Subsidiaries	SPCs under consolidation	Loans		265,355		294,229		513,333
		Provision for credit loss		(18,684)		(21,388)		(97,680)
		Other assets		96		1,466		4,036
		Deposits		8,584		52,084		104,206
		Other liabilities		4		454		627

	Woori Bank China Limited	Due from banks		8,227		7,633		9,031
		Loans		330,586		123,123		70,056
		Provision for credit loss		(435)		(503)		(555)
		Other assets		11		159		55
		Other liabilities		—		22		—

	Zao Woori Bank	Due from banks		217,273		—		13,366
		Loans		51,766		45,557		26,691
		Provision for credit loss		(77)		(3)		(230)
		Other assets		118		33		163

	Woori Global Market Asia Ltd.	Loans		134,129		101,933		118,862
		Provision for credit loss		(276)		(464)		(954)
		Other assets		256		75		189
		Deposits		565		1,213		1,000

	P.T. Bank Woori Indonesia	Due from banks		1,239		3,288		1,501
		Loans		17,300		34,167		335
		Provision for credit loss		(440)		(837)		(3)
		Other assets		89		21		51
		Deposits		49		—		38
		Other Liabilities		—		3		51

	Woori Credit Information Co., Ltd.	Loans		208		157		99
		Provision for credit loss		(3)		(31)		(54)
		Deposits		14,548		12,548		11,111
		Other liabilities		10,870		10,325		10,184

	Beneficiary certificates under consolidation	Other assets		13		43		17
		Deposits		—		33,619		4,398
		Other liabilities		—		28		—

	Woori America Bank	Due from banks		17,869		1,388		1,896
		Provision for credit loss		—		(13)		(6)

	Principal and Interest Trust	Other assets		7,276		7,452		11,007
		Other liabilities		1,516		1,554		3,113

Related party		A title of account	December 31, 2011		December 31, 2010		January 1, 2010
Subsidiaries	Woori Fund Service Co., Ltd.	Loans	￦	30	￦	—	￦	42
		Provision for credit loss		(1)		—		(21)
		Other assets		15		—		—
		Deposits		1,088		—		820
		Other liabilities		31		—		13

	Korea BTL Infrastructure Fund	Other assets		—		15		13

Associates	Kumho Tires Co., Ltd.	Loans		422,840		403,829		—
		Provision for credit loss		(51,468)		(48,287)		—
		Other assets		381		—		—
		Deposits		36,131		—		—
		Other liabilities		57		—		—

	BC Card Co., Ltd.	Loans		—		33,964		26,514
		Provision for credit loss		—		(122)		(4,607)
		Deposits		—		18,650		10,193
		Other liabilities		—		50		43

	Korea Credit Bureau Co., Ltd.	Loans		3		2		3
		Provision for credit loss		—		—		(1)
		Deposits		3,000		3,800		—
		Other liabilities		53		102		—

	Woori Private Equity Fund	Other assets		—		20		21
		Deposits		12,377		2,168		789
		Other liabilities		—		1		—

	Korea Finance Security Co., Ltd.	Loans		45		47		40
		Provision for credit loss		(1)		(9)		(13)
		Deposits		2,638		1,090		—
		Other liabilities		23		—		—

	Woori Service Networks Co., Ltd.	Loans		20		19		42
		Provision for credit loss		(1)		(4)		(21)
		Deposits		1,457		1,080		820
		Other liabilities		201		179		13

	United PF 1st Corporate financial stability	Deposits		2		—		—

	LIG E&C Co., Ltd.	Loans		742		—		—
		Provision for credit loss		(70)		—		—
		Deposits		2,408		—		—
		Other liabilities		47		—		—

	Hyunjin Co., Ltd.	Other assets		313		—		—
		Provision for credit loss		(313)		—		—
		Deposits		17,477		—		—
		Other liabilities		233		—		—

Other	Woori Investment & Securities Co., Ltd. and subsidiaries	Due from Bank		—		—		11,842
		Loans		1,822		—		1,171
		Provision for credit loss		(342)		—		(29)
		Other assets		8,141		2,867		598
		Deposits		794,100		402,705		352,832
		Borrowings		13,454		9,784		28,070
		Other liabilities		143,195		154,695		71,812

Related party		A title of account	December 31, 2011		December 31, 2010		January 1, 2010
Other	Kyongnam Bank and subsidiaries	Due from banks	￦	—	￦	1,579	￦	—
		Other assets		42,722		36,997		43,223
		Deposits		5,739		3,778		12,047
		Borrowings		1,409		3,589		8,304
		Other liabilities		36,741		113,487		74,473

	Kwangju Bank	Loans		229		—		—
		Due from banks		—		2,925		—
		Other assets		27,904		2,292		3,093
		Deposits		8,605		11,961		5,233
		Borrowings		28,418		26,880		26,386
		Other liabilities		11,770		29,646		45,898

	Woori F&I Co., Ltd. and subsidiaries	Loans		69		—		1,354
		Provision for credit loss		(1)		—		(233)
		Other assets		96		5		797
		Deposits		89,301		73,307		32,207
		Other liabilities		403		199		232

	Woori Private Equity and subsidiaries	Loans		20,054		20,133		20,155
		Provision for credit loss		(164)		(92)		(85)
		Other assets		10,457		4,442		5,118
		Deposits		19,301		35,180		39,922
		Borrowings		1,000		6,624		6,791
		Other liabilities		15,577		12,017		6,329

	Other subsidiaries of WFH	Due from banks		—		1,035		—
		Loans		50,510		639		349
		Provision for credit loss		(230)		(8)		(105)
		Other assets		84		1,198		354
		Deposits		30,202		29,694		23,544
		Other liabilities		18,823		21,645		22,188

	Associates of Woori F&I Co., Ltd.	Deposits		27,508		41,476		—
		Other liabilities		14		14		—

	Associates of Woori Private Equity	Loans		15,777		7,358		4,857
		Provision for credit loss		(3,716)		—		(2,426)
		Deposits		6,707		1,834		56,588
		Other liabilities		22		—		966

	Associates of Woori Investment & Securities Co., Ltd.	Loans		11,300		74		96
		Provision for credit loss		(17)		—		(1)
		Deposits		9,292		4,392		3,996
		Other liabilities		14		59		18

	Woori Aviva Life Insurance Co., Ltd.	Loans		371		348		243
		Provision for credit loss		(3)		—		(243)
		Deposits		2,642		7,638		480
		Other liabilities		690		136		803

(3)	Gain or loss from transactions with related parties are as follows (Unit: Korean Won in millions):

Related party		A title of account	December 31, 2011		December 31, 2010
Ultimate controlling party (Government related entity)	KDIC	Interest income	￦	63,186	￦	14,639
		Interest expense		7,218		9,533
		Bad debt expense		457		—

Parent	WFH	Other income		2,066		740
		Interest expense		7,184		2,735
		Fees expense		52,751		29,461
		Bad debt expenses		—		1
		Other expense		100		—

Subsidiaries	SPCs under consolidation	Interest income		278		—
		Fees income		10,570		428
		Other income		343		1,367
		Interest expense		113		2,658
		Other expense		1,370		2,407
		Reversal of provision for credit loss		(2,702)		(61,782)

	Woori Credit Information Co., Ltd.	Dividends		2,520		2,520
		Other income		387		370
		Interest expense		417		283
		Fees expense		19,750		20,155
		Bad debt expenses (Reversal of provision for credit loss)		(28)		10

	Korea BTL Infrastructure Fund	Fees income		38		118
		Dividends		25,082		20,519

	Woori Bank China Limited	Interest income		2,807		754
		Other income		25		—
		Fees expense		3		—
		Interest expense		18		—
		Bad debt expenses (Reversal of provision for credit loss)		(68)		217

	P.T. Bank Woori Indonesia	Interest income		359		224
		Fees income		7		—
		Dividends		—		2,450
		Fees expense		13		—
		Bad debt expenses (Reversal of provision for credit loss)		(396)		835

	Principal and Interest Trust	Other income		2,718		2,345
		Interest expense		78		94

	Zao Woori Bank	Interest income		760		610
		Bad debt expenses (Reversal of provision for credit loss)		74		(88)

	Woori Global Market Asia Ltd.	Interest income		1,040		956
		Reversal of provision for credit loss		(188)		(13)

	Woori America Bank	Bad debt expenses (Reversal of provision for credit loss)		(13)		8

Related party		A title of account	December 31, 2011		December 31, 2010
Subsidiaries	Woori Fund Service Co., Ltd.	Interest expense	￦	45	￦	—
		Bad debt expenses		1		—

Associates	Kumho Tires Co., Ltd.	Interest income		1,036		—
		Fees income		1		—
		Interest expense		58		—
		Fees expense		4		—
		Bad debt expenses (Reversal of provision for credit loss)		3,180		(27,747)

	Korea Finance Security Co., Ltd.	Dividends		55		55
		Interest expense		60		57
		Bad debt expenses (Reversal of provision for credit loss)		(9)		2

	Korea Credit Bureau Co., Ltd.	Interest expense		65		135

	Woori Service Networks Co., Ltd.	Dividends		12		2
		Other income		14		13
		Interest expense		31		29
		Bad debt expenses		(3)		(4)

	Woori Private Equity Fund and subsidiaries	Fees income		—		41
		Dividends		—		434
		Interest expense		14		18

	BC Card Co., Ltd.	Fees income		—		1
		Dividends		—		32,267
		Interest expense		—		483
		Fees expenses		—		66
		Reversal of provision for credit loss		—		(4,727)

	United PF 1st Corporate financial stability	Other expense		(80,992)		—

	LIG E&C Co., Ltd.	Interest income		55		—
		Fees income		2		—
		Reversal of provision for credit loss		(360)		—
		Interest expense		111		—
		Fees expenses		6		—

	Hyunjin Co., Ltd.	Interest income		374		—
		Fees income		4		—
		Reversal of provision for credit loss		(388)		—
		Other income		4		—
		Interest expense		689		—

Related party		A title of account	December 31, 2011		December 31, 2010
Other	Other subsidiaries of WFH	Interest income	￦	648	￦	—
		Fees income		1,815		1,485
		Other income		8,628		6,663
		Interest expense		822		697
		Fees expense		134		168
		Bad debt expenses(Reversal of provision for credit loss)		227		(40)
		Other expense		214,536		214,940

Other	Kyongnam Bank and subsidiaries	Other income		24,203		37,780
		Interest expense		63		158
		Other expense		18,352		41,209

	Woori Investment & Securities Co., Ltd. and subsidiaries	Interest income		—		1
		Fees income		17		—
		Other income		12,411		4,001
		Interest expense		1,386		18,943
		Fees expense		414		147
		Bad debt expenses		336		5
		Other expense		4,895		23,717

	Woori Private Equity and subsidiaries	Interest income		1,299		326
		Other income		1,918		1,107
		Interest expense		707		1,134
		Fees expense		11		—
		Bad debt expenses		72		8
		Other expense		1,512		9,760

	Kwangju Bank	Interest income		3		—
		Other income		1,972		48
		Interest expense		967		968
		Other expense		1,027		2,520

	Woori F&I Co., Ltd. and subsidiaries	Fees income		53		55
		Other income		193		106
		Interest expense		996		366
		Bad debt expenses		1		—
		Other expense		315		234

	Associates of Woori F&I Co., Ltd.	Interest expense		332		291

	Associates of Woori Private Equity	Interest expense		142		777
		Bad debt expenses		3,716		5,550

	Associates of Woori Investment & Securities Co., Ltd.	Bad debt expenses (Reversal of provision for credit loss)		17		(1)
		Interest expense		126		132

	Woori Aviva Life Insurance Co., Ltd.	Fees income		14,893		—
		Other income		135		13,087
		Interest expense		13		155
		Fees expense		25		26
		Bad debt expenses		3		67

(4)	Guarantees provided to the related parties are as follows (Unit: Korean Won in millions):

	Warranty	December 31, 2011		December 31, 2010		January 1, 2010
Kumho Tires Co., Ltd.	Import credit in foreign currencies	￦	18,091	￦	15,889	￦	2,054
Special purpose entities under consolidation	Confirmed guarantee (Guarantee for debenture issuances)		—		124		120
	Loan commitment in local currency		705,700		791,500		335,300
TY Second Asset Securitization Specialty	Confirmed guarantees (Guarantee for debenture issuances)		65		65		65
	Loan commitment in local currency		119,000		119,000		119,000
Sempio Food Co., Ltd.	Import credit in foreign currencies		575		1,802		744
BK LCD Co., Ltd.	Financial guarantee in foreign currencies		—		1,708		584
	Import credit in foreign currencies		—		305		579
Woori Bank China Limited	Confirmed guarantees		21		—		—
Woori Global Market Asia Ltd.	Confirmed guarantees		777		—		—
Hyunjin Co., Ltd.	Confirmed guarantees		287		—		—

For the guarantee provided to the related parties, the Bank recognized provisions for guarantees amounting ￦25,052 million, ￦9,165 million and ￦56,713 million, respectively, as of December 31, 2011 and 2010 and January 1, 2010.

(5)	Details of compensation to key management are as follows (Unit: Korean Won in millions):

	For the years ended December 31
	2011		2010
Salaries	￦	1,330	￦	1,131
Severance and retirement benefits		160		127

The main management represents non-executive directors and executive director. As of December 31, 2011 and 2010, and January 1, 2010, loans from transactions with key management are ￦700 million, ￦720 million and ￦770 million, respectively. And allowance for these loans and bad debt expense are ￦1 million.

44.	OPERATING INCOME (EXPENSE)

The items reclassified from non-operating income or expense under K-GAAP to operating income or expense under K-IFRS are as follows (Unit: Korean Won in millions):

	For the years ended December 31
	2011		2010
Operating income in K-IFRS	￦	2,535,120	￦	1,540,814

Adjustments:
Gain on disposal and impairment of premises and equipment and intangible assets		1,200		4,599
Gain on disposal of investments in subsidiaries and associates		6,424		1
Debt collection fee		8,612		9,541
Donations and contributions		37,963		62,587
Other (miscellaneous profit and loss)		(76,052)		(98,931)
Sub-total		(21,853)		(22,203)

Operating income in K-GAAP	￦	2,513,267	￦	1,518,611

The above information reflects only the differences in the classifications of income and expense between K-IFRS and K-GAAP. And it was measured by current standards, which is K-IFRS. As such, the operating income for the year ended December 31, 2010, is not same as reported operating income under K-GAAP.

45.	WOORI FUND SERVICE CO., LTD. AND BUSINESS TRANSFER

In accordance with the Financial Investment Services and Capital Market Act, the Bank launched Woori Fund Service, which was established on April 6, 2011, wholly owned by the Bank, to strengthen the competitiveness of the Bank’s general fund management. The Bank transferred its sector of general fund management to Woori Fund Service, however, the transferred business was not classified as a main business of the Bank or separated business division.

46.	CREDIT CARD DIVISION SPLIT-OFF PLAN

As of September 16, 2011, the board of directors of WFH and the Bank decide to split off the Bank’s credit card division and set up a new credit card company to be a subsidiary of WFH. The Bank will disclose its credit card division as a discontinued operation when the Financial Supervisory Committee approves the split off and the establishment of the new credit card company.

47.	TRANSITION EFFECTS OF K-IFRS

In connection with adopting K-IFRS, the effects on the Bank’s financial position, results of its operation due to the adoption of K-IFRS are as follows:

(1)	Significant differences on accounting policies between K-IFRS and K-GAAP

Classification		K-IFRS	K-GAAP
First time adoption of K-IFRS	Fair value as deemed cost and revaluation cost	Fair value of lands and buildings as of the transition date is to be regarded as net book value.	Not applicable
	Accumulated foreign currency translation	Accumulated foreign currency translation adjustments as of the transition date are reset to ‘zero’.	Not applicable
	Fair value evaluation of financial assets and liabilities at the acquisition date	Prospective approach is applied to the accounts which are newly categorized into financial assets and liabilities carried at fair value, as of the transition date.	Not applicable
	Derecognition of financial assets and liabilities	K-IFRS 1309 ‘Financial instruments: Recognition and derecognition’ is applied prospectively as of the transition date.	Not applicable
Designation of AFS securities or financial assets/liabilities at FVTPL

Designation of AFS financial assets or financial assets/liabilities at FVTPL is principally allowed at the acquisition date, with an exception of one time designation for existing financial assets/liabilities at the transition date.

Not applicable
	Stock-based compensation	Retroactive application of stock-based compensation as per K-IFRS 1102 ‘Stock-based payment’ is not allowed.	Not applicable
Decommissioning and restoration liabilities included in the cost of premises and equipment

Changes in a decommissioning and restoration liability at the transition date are added to or deducted from the cost of premises and equipment, by discounting the liability using the discount rate at the date of acquisition.

Not applicable
	Lease	Lease contracts existing as of the transition date are subject to K-IFRS 1017 ‘Lease’, which is not applied retrospectively.	Not applicable
Investment in subsidiaries, jointly controlled corporation and related-party entities

When preparing separate financial statements in accordance with K-IFRS 1027 ‘Consolidated and separate financial statements’, net book value of the investments in subsidiaries, jointly controlled entities and associates is regarded as the cost of the equity securities when the cost method is applied.

Not applicable

Classification	K-IFRS	K-GAAP
Change of consolidation scope	Exceeding 50% of the voting power, having decision making capability and holding benefits and risks constitute control in determining the consolidation scope.	Owning 30% of shares and being the largest shareholder constitute control in determining the consolidation scope, except for special purpose entities (SPEs) that meet certain criteria.

Derecognition of financial assets	Criteria such as risks, awards, control and continuing involvement are to be sequentially considered in determining derecognition timing and recognition scope.	The disposal of financial assets is contingent on the risks and rewards of ownership of the financial assets, and whether it has retained control of the financial assets. However, certain transactions such as asset securitization per the Act on Asset-Backed Securitization are considered sales transactions.

Classification of financial instruments	Financial assets are classified into financial assets at FVTPL, AFS financial assets, HTM securities and loan and receivables and financial liabilities consist of financial liabilities at FVTPL and other liabilities	Assets are divided into cash and due from banks, investment securities, trade receivables, derivative assets and securities consist of trading, AFS and HTM securities. Liabilities are classified into deposits, borrowings, debenture and others.

Measurement of financial instruments	Financial assets/liabilities at FVTPL and AFS financial assets are required to be recorded at fair value with credit risks reflected. HTM financial assets and loan and receivables are to be measured at amortized cost with the effective interest rate method applied.	Certain financial instruments such as trading securities, AFS securities and derivatives, are recorded at fair value, and the reflection of credit risk is not explicitly mentioned.

Provision for credit loss	Provision for credit loss should be recorded when objective evidence of impairment exists as a result of one or more events that occurred after initial recognition.

Provision for credit loss to cover estimated losses on loans, based on rational and unbiased criteria, is recorded.

(It is higher of the amount applying the percentage of loan loss provision established by the Financial Supervisory Commission or the amount based on loan loss experience ratio.)

Classification of investment property	Property (land or building) to earn rentals is treated as an investment property.	Property (land or building) to earn rentals is treated as a premises and equipment.

Measurement of premises and equipment and investment property	It allows an entity to choose whether it adopts a revaluation method or a cost method by asset classifications and a cost method is adopted.	In accordance with asset classifications, the asset cost method and asset revaluation reserves are selected as alternative. In addition, cost method is a selective option.

Changes in depreciation methods.	Residual value, useful lives and depreciation method of property, plant and equipment are to be consistently reviewed at least every fiscal year end and significant changes, if any, should be treated as changes in accounting estimates.	Once depreciation method is determined, it should be consistently applied to all of newly acquired and existing assets.

Membership	Classified into intangible asset with indefinite useful lives.	Classified into long-term deposit in other non-current assets.

Classification	K-IFRS	K-GAAP
Measurement of retirement benefits	Both the defined benefit and defined contribution plans are provided and the amounts of defined benefit obligation are computed based on actuarial assumptions.	Provisions for retirement benefits accrued equal to the amounts to be paid at the end of period, assuming that the all entitled employees with a service year more than a year would retire at once. Retirement benefit expenses incur at the point when the payment obligation is fixed.

Financial guarantee	Accounted for as a financial guarantee asset or liability if it is a contract that brings an obligation to an issuer to compensate a loss incurred to a holder, in accordance with the contract provisions, when debtor defaults at a payment date. Recognize financial guarantee assets or liabilities at fair value and subsequently amortize using the effective interest method. Also, financial guarantee liabilities are recorded at higher of provision for guarantee loss or amortized cost.	Not applicable

Liability/equity classification	Issuer classifies its financial instruments or components of financial instruments as either financial liabilities or equity instruments at the initial recognition, considering the substance of the contractual arrangement and definition of financial assets and equity instruments.	Classification according to relevant legal framework such as business law

Classification of capital	Classification in capital is pursuant to the substance of the contractual arrangement over its legal form.	Capital includes the legal amount paid by shareholders (paid-in capital).

Foreign currency translation	Closing exchange rates at year end for translation of assets or liabilities denominated in foreign currencies, and closing exchange rates at acquisition date for stockholder’s equity should be applied. For other comprehensive income items, average exchange rates for the periods concerned should be used.	When applying the accounting standards for the banking industry, closing rates are used in translating the statement of financial position and the statement of income.

(2)	Changes in consolidation scope

Changes in consolidation scope due to adoption of K-IFRS are as follows:

Subsidiaries under K-GAAP as of December 31, 2011	Subsidiaries under K-IFRS as of December 31, 2011	Scope difference
Woori Credit Information Co., Ltd.	Woori Credit Information Co., Ltd.	—
Woori America Bank	Woori America Bank	—
PT. Bank Woori Indonesia	PT. Bank Woori Indonesia	—
Woori Global Market Asia Limited	Woori Global Market Asia Limited	—
Woori Bank (China) Limited	Woori Bank (China) Limited	—
Zao Woori Bank (Russia)	Zao Woori Bank (Russia)	—

—	Woori Fund Service Co., Ltd.	New subsidiaries

—	Korea BTL Infrastructure Fund	Subject to consolidation as substantially controlled by the Bank under K-IFRS, however, it was excluded from consolidation per the Act Concerning External Auditor of Corporation under K-GAAP.

Woori Bank Principal and Interest Trust and interest	Woori Bank Principal and Interest Trust	—

Woori Bank Principal and Interest Trust	—	Not subject to consolidation as no substantive control over principal recoverable trust is held by the Bank under K-IFRS, but subject to consolidation per the Administrative Instructions of Banking Supervision under K-GAAP.

—

Kumho Trust 1st Co., Ltd.

Woori IB Global Bond Co., Ltd.

Consus 8th LLC

Asiana Saigon Co., Ltd.

An-Dong Raja 1st Co., Ltd.

KAMCO Value Recreation 1st
    Securitization Specialty Co., Ltd.

IB Global 1st

Real DW 2nd Co., Ltd.

Hermes STX Co., Ltd.

BWL 1st Co., Ltd.

Uri Pungsan Inc.

Pyeongtaek Ocean Sand Inc.

Subject to consolidation as substantially controlled by the Bank under K-IFRS, however, it was excluded from consolidation under K-GAAP due to SPE’s limited scope of operations.

Subsidiaries under K-GAAP as of December 31, 2011	Subsidiaries under K-IFRS as of December 31, 2011	Difference

—

Haeoreum Short-term Bond 15th

(Unsold)G5 Pro Short-term 13th

(Unsold)G6 First Class Mid-term E-20

(Unsold)G15 First Class Mid-term C-1

D First Class Mid-term C-151

Woori Partner Plus Private Equity Securities 4th

Golden Bridge Sidus FNH video

Golden Bridge NHN Online Private Equity
    Investment

Woori CS Ocean Bridge 7th

Woori Milestone Private Real Estate Fund 1st

Woori Milestone China Real Estate Fund 1st

Consus Sakhalin Real Estate Investment Trust 1st

Woori Partner Plus Private Trust 7th

Uri WB Private Investment Trust 3rd (Bond)

KDB Private Equity Securities Investment Trust
    WB 2nd (Bond)

Samsung Plus Private Investment Trust 13th

Hanwha Smart Private Trust 43rd (Bond)

Eugene Pride Private Trust 21st (Bond)

Merits Prime Private Trust 42nd (Bond)

Woori Partner Plus Private Equity Securities 8th

Woori Partner Plus Private Equity Securities 9th

Woori Frontier Alpha Private Equity 8th

Midas Private Investment Trust W-3rd

Consus Private Securities Investment Trust 54th

Allianz Blue Ocean Private Trust 5th

Kyobo Axa Long Short Private Trust 2nd

Hanhwa Quant Long Short Private Equity3rd

Hyundai Advantage Private Trust 14th

Mirae Asset Maps Blue Chips Private Trust 2nd

Hanwha Smart Private Trust 50th

Subject to consolidation as substantially controlled by the Bank under K-IFRS, however, it was excluded from consolidation under K-GAAP due to SPE’s limited scope of operations

(3)	The effects on the Bank’s financial position and results of operation

The effects on the Bank’s financial position and results of operation being listed below are set out based on the non-consolidated financial statements, which may change with subsequent adoption of amendments to the standards and further analysis. Conversion effects to K-IFRS consist of those from changes in the scope of consolidation and reclassifications and net asset changes due to GAAP differences.

1)	Summary of the effects on the statement of financial position at January 1, 2010 (Date of transition, Unit: Korean Won in millions):

	K-GAAP		Transition effects		K-IFRS		Ref.
Cash and due from banks	￦	16,028,756	￦	(11,152,756)	￦	4,876,000	A
Financial assets at FVTPL		12,504,178		(80,949)		12,423,229	B
AFS financial assets		9,644,322		6,497,324		16,141,646	C
HTM financial assets		12,380,304		2,078		12,382,382	D
Loans and receivables		168,257,098		4,840,921		173,098,019	E
Investments in subsidiaries and associates		1,278,870		—		1,278,870	F
Investment properties		—		368,737		368,737	G
Premises and equipment		1,887,651		449,692		2,337,343	H
Intangible assets		55,207		7,540		62,747	I
Other assets		168,515		63,783		232,298	J
Current tax assets		11,671		—		11,671
Deferred tax assets		124,787		(124,787)		—	K
Derivatives assets (Hedge)		—		104,986		104,986	L
Assets held for sale		—		7,609		7,609	M

Total assets	￦	222,341,359	￦	984,178	￦	223,325,537

Financial liabilities at FVTPL	￦	4,090,239	￦	1,648,327	￦	5,738,566	N
Deposits		147,541,287		177,431		147,718,718	O
Borrowings		19,868,088		(726)		19,867,362	P
Debentures		27,422,953		(4,177,905)		23,245,048	Q
Other provision		706,363		(104,593)		601,770	R
Current tax liabilities		4,890		—		4,890
Other financial liabilities		8,474,239		(126,894)		8,347,345	S
Other liabilities		604,574		78,486		683,060	T
Deferred tax liabilities		—		118,565		118,565	U
Derivatives liabilities		—		52,312		52,312	V

Total liabilities	￦	208,712,633	￦	(2,334,997)	￦	206,377,636

Capital stock	￦	3,829,783	￦	—	￦	3,829,783
Hybrid securities		—		2,181,806		2,181,806	W
Capital surplus		812,283		(754)		811,529	X
Other capital		1,135,843		13,158		1,149,001	W
Retained earnings		7,850,817		1,124,965		8,975,782	Y

Total equity	￦	13,628,726	￦	3,319,175	￦	16,947,901

2)	Summary of the effects on the financial position at December 31, 2010 and the results of operation for the year ended December 31, 2010 (Unit: Korean Won in millions):

< Financial position >

	K-GAAP		Transition effects		K-IFRS		Ref.
Cash and due from banks	￦	15,336,999	￦	(11,707,405)	￦	3,629,594	A
Financial assets at FVTPL		11,438,862		(248,338)		11,190,524	B
AFS financial assets		12,576,159		3,420,913		15,997,072	C
HTM financial assets		15,777,226		1,318		15,778,544	D
Loans and receivables		164,901,621		8,367,915		173,269,536	E
Investments in subsidiaries and associates		1,337,694		191,962		1,529,656	F
Investment properties		—		347,748		347,748	G
Premises and equipment		1,840,259		474,350		2,314,609	H
Intangible assets		23,892		9,710		33,602	I
Other assets		127,979		63,431		191,410	J
Deferred tax assets		127,388		(127,388)		—	K
Derivatives assets (Hedge)		—		132,268		132,268	L
Assets held for sale		—		5,185		5,185	M

Total assets	￦	223,488,079	￦	931,669	￦	224,419,748

Financial liabilities at FVTPL	￦	3,235,471	￦	1,493,850	￦	4,729,321	N
Deposits		154,419,312		83,558		154,502,870	O
Borrowings		17,887,668		(38)		17,887,630	P
Debentures		23,989,424		(3,897,603)		20,091,821	Q
Other provision		761,434		(239,635)		521,799	R
Current tax liabilities		108,573		—		108,573
Other financial liabilities		8,711,974		(91,182)		8,620,792	S
Other liabilities		190,274		72,737		263,011	T
Deferred tax liabilities		—		125,997		125,997	U
Derivatives liabilities		—		23,725		23,725	V

Total liabilities	￦	209,304,130	￦	(2,428,591)	￦	206,875,539

Capital stock	￦	3,829,783	￦	—	￦	3,829,783
Hybrid securities		—		2,181,806		2,181,806	W
Capital surplus		812,337		(739)		811,598	X
Other capital		866,872		60,284		927,156	W
Retained earnings		8,674,957		1,118,909		9,793,866	Y

Total capital	￦	14,183,949	￦	3,360,260	￦	17,544,209

< Results of operation >

	K-GAAP		Transition effects		K-IFRS		Ref.
Interest income	￦	10,876,264	￦	(133,426)	￦	10,742,838	A
Interest expense		(5,911,810)		37,243		(5,874,567)	B

Net interest income		4,964,454		(96,183)		4,868,271
Net fees and commissions income		485,613		(20,169)		465,444	C
Dividend on securities		49,946		93,254		143,200	D
Gain (loss) on financial assets at FVTPL		(46,262)		69,857		23,595	E
Gain (loss) on AFS financial assets		777,513		131,220		908,733	F
Impairment losses for loans, other receivables, guarantees and unused commitments		(2,335,448)		(5,549)		(2,340,997)	G
Other operating income (expense)		(2,522,413)		(5,019)		(2,527,432)	H

Operating income		1,373,403		167,411		1,540,814
Gain (loss) on investment in associates		15,547		(15,547)		—	I

Income on continuing operation before income tax expense		1,388,950		151,864		1,540,814
Income tax expense (income) on continuing operation		281,165		(214)		280,951	J

Income on continuing operation		1,107,785		152,078		1,259,863
Other comprehensive income (loss)		(268,971)		47,126		(221,845)	K

Comprehensive income	￦	838,814	￦	199,204	￦	1,038,018

3)	Details of financial position reconciliation and results of operations reconciliation

Transition effects on financial position

A.	Cash and due from banks

Certain money market funds (MMF), certificate of deposits (CD) and bank deposits included in cash and cash equivalents under K-GAAP are reclassified into financial asset at FVTPL, AFS financial assets or loans and receivables under K-IFRS.

B.	Financial assets at FVTPL

Cash and cash equivalents or AFS securities under K-GAAP are designated as or transferred to financial assets at FVTPL under K-IFRS. Fair value changes due to credit risk adjustment and others result in a change in net assets.

C.	AFS financial assets

Certain MMF and CD included in cash and cash equivalents under K-GAAP are transferred to AFS financial assets under K-IFRS. Also, some of the AFS securities under K-GAAP are designated as or reclassified to financial assets at FVTPL. In addition, different accounting methods on reversal of impairment loss for AFS securities result in a decrease in net assets.

D.	HTM financial assets

Application of the effective interest method to HTM securities measured at amortized cost results in a decrease in net assets.

E.	Loans and receivables

Bank deposits included in cash and cash equivalents under K-GAAP are transferred to loans and receivables under K-IFRS and prepaid rental deposits under K-GAAP are reclassified into other assets under K-IFRS. Also, changes in net assets are attributable to the different accounting treatments in deferred loan fees and amortization method using the effective interest rate, combined with different set-out scope of provision for receivables and its calculation methodology.

F.	Investments in subsidiaries and associates

Some securities accounted for under the equity method under K-GAAP are reclassified as AFS securities under K-IFRS. Accordingly, adjustments regarding equity in earnings have changed the net asset amount.

G.	Investment properties

Non-operating fixed assets included in property, plant and equipment under K-GAAP segregated and transferred to investment properties.

H.	Premises and equipment

Non-operating fixed assets and assets to be disposed that have been recorded in other assets under K-GAAP are reclassified into investment properties and a held-for-sale asset group, respectively, under K-IFRS. Also, acquisition cost adjustment due to the revaluation of fixed assets and establishment of provision for asset retirement results in the net asset value change.

I.	Intangible assets

Among the deposits recognized under K-GAAP, membership deposit with the expected future economic benefits is reclassified as intangible asset under K-IFRS.

J.	Other assets

Prepaid rental expense in rental deposits under K-GAAP is transferred to other assets.

K.	Deferred tax assets

Changes in deferral amount arising from fair value evaluation of financial asset/liability and different methodology of impairment assessment, along with different depreciation expense and denial of provision liability have changed the amount of deferred tax asset under K-IFRS.

L.	Derivatives assets (hedge)

Certain derivative instruments applicable to hedge accounting under K-GAAP are reclassified as a separate derivative asset (hedge) under K-IFRS and the amount of net asset was changed by the net effects of fair value adjustments.

M.	Assets held for sale

Properties to be disposed under K-GAAP are reclassified into an asset held for sale under K-IFRS.

N.	Financial liabilities at FVTPL

Some portion of corporate bonds are designated as and reclassified to financial liabilities at FVTPL. Fair value changes due to credit risk adjustment and others result in a change in net assets.

O.	Deposits

Changes in net assets are attributable to the application of the effective interest method in the calculation of interest expense for CD and equity-linked securities (ELS), previously recognized as interest payable under K-GAAP, and net book value adjustments.

P.	Borrowings

Changes in net assets are attributable to the application of the effective interest rate method in the calculation of interest expense for borrowings and net book value adjustments.

Q.	Debentures

Some debentures are designated as financial liabilities at FVTPL. Hybrid securities meeting the definition of capital, in substance, are reclassified as non-controlling equity under K-IFRS. Changes in net assets are attributable to the difference in fair value measurement of the corporate bonds subject to the hedge accounting and difference in amortization cost based on the effective interest rate method.

R.	Other provision

Difference in calculation methodology of provision for unused commitments, guarantees and other liabilities results in changes in net assets.

S.	Other financial liabilities

A substantial portion of unearned rental income recorded in rental deposits within other financial liabilities under K-GAAP are transferred to other liabilities under K-IFRS. Changes in net assets are attributable to the changes in the carrying amount of accrued liabilities in relation to interest payables on CD and ELS and the different calculation methodology for accrued vacation benefits.

T.	Other liabilities

A substantial portion of unearned rental income recorded in rental deposits within other financial liabilities under K-GAAP are transferred to other liabilities under K-IFRS. Changes in net assets are attributable to the separation of unearned revenue related to certain portions of provision for credit card point rewards and the amount of unearned revenue reclassified to deferred loan fees.

U.	Deferred tax liabilities

Changes in deferral amounts of asset and liability, derived by fair value measurement and impairment assessment, changes in depreciation expenses and denial of provision liabilities result in an increase in deferred tax liabilities.

V.	Derivatives liabilities

Certain derivative instruments applicable to hedge accounting under K-GAAP are reclassified as a separate derivative liability (hedge) under K-IFRS and the amount of net asset was changed by the net effects of fair value adjustments.

W.	Hybrid securities and other capital

The Bank reclassified hybrid securities that meet the definition of capital in economic substance as a capital from the liabilities. Gains of losses on fair value measurement in relation to reclassification of AFS securities are transferred to retained earnings. In addition, net asset has been changed due to the deferred income tax adjustment and others.

X.	Capital surplus

Certain amounts of capital surplus related to the equity method securities under K-GAAP are transferred to retained earnings using the deemed cost method.

Y.	Retained earnings

Reclassification of AFS securities and adoption of deemed cost to securities using the equity method changed the amount of retained earnings. In addition, difference in fair value evaluation provisions, accrued interest expense and depreciation expense, along with revaluation of fixed assets and profit/loss adjustment in association with financial guarantee contracts caused a change in retained earnings.

Transition effects on operational results

A.	Interest income

The amount of interest income changes due to the difference in amortized deferred fee of loans and receivables using the effective rate method, interest income recognized for impaired loans, and adjustments to accrued interest income for impaired loans. In addition, the change of time value in account receivables associated with financial guarantee, transfer of interest income related to credit card points to unearned revenue, recognition of present value discounts amounting to the substantial portion of prepaid rental expenses and its amortization cost using the effective rate method result in changes in interest income.

B.	Interest expense

Reclassification of hybrid securities from corporate bonds under K-GAAP to capital account under K-IFRS results in a transfer of interest expense to dividend expense and a change in retained earnings. In addition, difference in amortized interest expenses with regards to financial liabilities and exchange rate applied when translating interest expense of foreign currency denominated financial liabilities results in a change in interest expense.

C.	Net fees and commissions income

Fees and commission income changes due to the adjusted deferred loan costs (fees) related to loans and receivables and the offset amount with financial guarantee assets when fees and commissions related to financial guarantee contracts are received. Fees and commission expense changes due to the adjusted deferred loan costs (fees) related to loans and receivables.

D.	Dividend income

Certain equity method securities are reclassified into AFS securities and dividend income from these reclassified AFS securities has been recognized accordingly.

E.	Gain (loss) on financial assets at FVTPL

Different valuation amounts using fair value measurement derived by credit risk adjustments to derivative instruments result in changes in profit/loss on financial assets

F.	Gain (loss) on AFS financial assets

Profit or loss on AFS securities has been changed, responding to the account reclassification.

G.	Impairment losses for loans, other receivables, guarantees and unused commitments

Impairment losses for loans, other receivables, guarantees and unused commitments are caused by differences in the scope and calculation methodology of provision for loans and receivables, and differences in the calculation of unused commitment and payment guarantee.

H.	Other operating income (expense)

Changes in other operating income or expense are attributable to gains or losses on foreign currency transactions due to the different exchange rates applied at the transaction date, changes in depreciation expenses due to the changed net book value of fixed assets and changes in selling and administrative expenses contributed by changed vacation benefits and defined benefit retirement expense. Moreover, differences in rental income and expense have occurred in regards with prepaid rental expense and unearned rental income, respectively.

I.	Gain (loss) on investments in subsidiaries and associates

The net effect of gain or loss on valuation of equity method under K-GAAP has been reversed as certain securities accounted for under the equity method are reclassified to AFS securities under K-IFRS.

J.	Income tax expense

Changes in income tax expense are attributable to the changes in deferred tax assets and liabilities.

K.	Other comprehensive income (loss)

Reclassified AFS securities under K-IFRS made a change in the amount of other comprehensive income (loss).

Review Report on Internal Accounting Control System (“IACS”)

English Translation of a Report Originally Issued in Korean

To the Chief Executive Officer of

Woori Bank

We have reviewed the accompanying Report on the Management’s Assessment of IACS (the “Management’s Report”) of Woori Bank (the “Bank”) as of December 31, 2011. The Management’s Report, and the design and operation of IACS are the responsibility of the Bank’s management. Our responsibility is to review the Management’s Report and issue a review report based on our procedures. The Bank’s management stated in the accompanying Management’s Report that “based on the assessment of the IACS as of December 31, 2011, the Bank’s IACS has been appropriately designed and is operating effectively as of December 31, 2011, in all material respects, in accordance with the IACS Framework established by the Korea Listed Companies Association.”

We conducted our review in accordance with the IACS Review Standards established by the Korean Institute of Certified Public Accountants. Those standards require that we plan and perform a review, objective of which is to obtain a lower level of assurance than an audit, of the Management’s Report in all material respects. A review includes obtaining an understanding of a Bank’s IACS and making inquiries regarding the Management’s Report and, when deemed necessary, performing a limited inspection of underlying documents and other limited procedures.

The Bank’s IACS represents internal accounting policies and a system to manage and operate such policies to provide reasonable assurance regarding the reliability of financial statements prepared, in accordance with K-IFRS, for the purpose of preparing and disclosing reliable accounting information. Because of its inherent limitations, IACS may not prevent or detect a material misstatement of the financial statements. In addition, projections of any evaluation of effectiveness of IACS to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Based on our review, nothing has come to our attention that causes us to believe that the Management’s Report referred to above is not fairly stated, in all material respects, in accordance with the IACS Framework established by the Korea Listed Companies Association.

Our review is based on the Bank’s IACS as of December 31, 2011, and we did not review its IACS subsequent to December 31, 2011. This report has been prepared pursuant to the Acts on External Audit for Stock Companies in the Republic of Korea and may not be appropriate for other purposes or for other users.

March 12, 2012

Report on the Operations of

the Internal Accounting Control System

English Translation of a Report Originally Issued in Korean

To the Board of Directors and Auditor (Audit Committee) of

Woori Bank

I, as the Internal Accounting Control Officer (“IACO”) of Woori Bank (“the Bank”), assessed the status of the design and operations of the Bank’s internal accounting control system (“IACS”) for the year ended December 31, 2011.

The Bank’s management including IACO is responsible for designing and operating IACS. I, as the IACO, assessed whether the IACS has been effectively designed and is operating to prevent and detect any error or fraud, which may cause any misstatement of the financial statements, for the purpose of establishing the reliability of financial reporting and the preparation of financial statements for external purposes. I, as the IACO, applied the IACS standard for the assessment of design and operations of the IACS.

Based on our assessment on the IACS as of December 31, 2011, the Bank’s IACS has been appropriately designed and is operating effectively as of December 31, 2011, in all material respects, in accordance with the IACS Framework established by the Korean Listed Companies Association.

February 20, 2012

Internal Accounting Control System Officer

Kim, Yang Jin

Chief Executive Officer

Lee, Soon Woo